Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.28

Execution Version

AIRCRAFT LEASE AGREEMENT

Dated as of 17 November 2010

BETWEEN

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED

(not in its individual capacity but solely as trustee)

as Lessor

and

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V.

(D/B/A VOLARIS)

as Lessee

One (1) Airbus A319-132 Aircraft

Manufacturer’s Serial Number 3252

This Aircraft Lease Agreement may be executed in several counterparts. To the extent, if any, that this Aircraft Lease Agreement or the Lease Supplement hereunder constitutes tangible chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Aircraft Lease Agreement or such Lease Supplement may be created through the transfer or possession of any counterpart other than the original executed counterpart, which shall be identified as the counterpart containing the receipt therefor executed by the Security Trustee under and as defined in the Security Trust Agreement.

CONTACTS - SERVICER

NOTE:	This list is for convenience only; refer to Section 27.18 for contacts for formal notices to be delivered under this Lease

Primary Business Contact:

Israel Padron

Vice President - Marketing

CIT Aerospace

1100 Lee Wagener Boulevard, Suite 204

Fort Lauderdale, Florida 33315, U.S.A.

Tel: +1 (954) 359 0113

Fax: +1 (954) 359 5542

e-mail: israel.padron@cit.com

Payment Inquiries: Operations CIT Aerospace 3 George’s Dock, IFSC Dublin 1, Ireland Tel: +353 1 656 1004 Fax: +353 1 656 1001 e-mail: citaioperations@cit.com	Technical Inquiries: Asset Manager e-mail: aerospaceassetmgmt@cit.com

Utilisation Reporting: Asset Manager e-mail: aerospaceassetmgmt@cit.com Operations e-mail: citaioperations@cit.com	Financial Reporting: Operations CIT Aerospace 3 George’s Dock, IFSC Dublin 1, Ireland Tel: +353 1 656 1004 Fax: +353 1 656 1001 e-mail: citaioperations@cit.com

Insurance Reporting: Portfolio Services CIT Aerospace 11 West 42nd Street, 12th Floor New York, NY 10036 U.S.A. Tel: +1 (212) 461 7844 Fax: +1 (877) 525 9183 e-mail: alice.arazny@cit.com	Legal Contact: Thomas Schmid CIT Aerospace 3 George’s Dock, IFSC Dublin 1, Ireland Tel: +353 1 656 1000 Fax: +353 1 656 1001 e-mail: thomas.schmid@cit.com

- i -

CONTACTS - LESSEE

NOTE:	This list is for convenience only; refer to Section 27.18 for contacts for formal notices to be delivered under this Lease

Primary Business Contact

Mario Geyne

Financial, Fleet and Planning Director

Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma No. 490 ~ Piso 1

Colonia Santa Fe Peña Blanca

C.P. 01210, México, D.F., México

Tel: +52 (55) 5261 6400

Fax: +52 (55) 5261 6460

e-mail: mario.geyne@volaris.com.mx

Payment Inquiries: Carlos Gonzalez Financial Controller Tel: +52 (55) 5261 6428 Fax: +52 (55) 5261 6460 e-mail: carlos.gonzalez@volaris.com.mx	Technical Inquiries: Guillermo Cano Director – Maintenance Tel: +52 (55) 5261 6415 Fax: +52 (55) 5261 6460 e-mail: guillermo.cano@volaris.com.mx

Utilisation Reporting: Carlos Gonzalez Financial Controller Tel: +52 (55) 5261 6415 Fax: +52 (55) 5261 6460 e-mail: carlos.gonzalez@volaris.com.mx	Financial Reporting: Carlos Gonzalez Financial Controller Tel: +52 (55) 5261 6428 Fax: +52 (55) 5261 6460 e-mail: carlos.gonzalez@volaris.com.mx

Insurance/Risk Management Contact: Maria Elena Rodriguez Risk Manager Tel: +52 (55) 5261 6435 Fax: +52 (55) 5261 6460 e-mail: maelena.rodriguez@volaris.com.mx	Legal Contact: Alfonso Ascencio General Counsel Tel: +52 (55) 5261 6412 Fax: +52 (55) 561 6460 e-mail: alfonso.ascencio@volaris.com.mx

- ii -

- iii -

	10.2.	Covenant of Quiet Enjoyment	18
	10.3.	Disclaimer; Waiver of Warranties as between Indemnitees and Lessee;
		Waiver of Remedies	19
	10.4.	Disclaimer and Waiver of Incidental, Consequential, Special and Punitive Damages	21
	10.5.	No Duty of Indemnitees to Inspect, Etc.	21
11.	GENERAL OPERATION OF THE AIRCRAFT		22
	11.1.	General Operation	22
	11.2.	Insured Operations	22
	11.3.	Carriage of Goods	23
	11.4.	Operational Expenses	23
	11.5.	Compliance with Laws	23
	11.6.	Lessee’s Covenants Regarding Use of the Aircraft	24
	11.7.	Certain Tax Matters	25
12.	MAINTENANCE, MODIFICATION AND OPERATION OF THE AIRCRAFT		26
	12.1.	General	26
	12.2.	Accomplishment of Tasks and Repairs	26
	12.3.	Information on Maintenance	27
	12.4.	Aircraft Documents in English Language	27
	12.5.	Originals	27
	12.6.	Performance of Maintenance	27
	12.7.	Alterations, Modifications and Additions	28
	12.8.	Replacement of Parts	29
	12.9.	Title to Parts	30
	12.10.	Temporary Replacement of Parts	31
	12.11.	Exchanging Parts	31
	12.12.	Temporary Attachment and Removal of Engines	32
	12.13.	Installation of Items of Equipment on Other Aircraft	33
	12.14.	Failure to Reinstall Engines and Items of Equipment on the Aircraft	33
13.	MAINTENANCE RESERVES		34
	13.1.	Maintenance Reserves	34
	13.2.	Discrepancies	34
	13.3.	Rights in Maintenance Reserves	34
	13.4.	Claims for Reimbursement - Timing	35
14.	MANUFACTURERS’ WARRANTIES		36
	14.1.	Assignable Warranties	36
	14.2.	Reassignment; Assignment of Lessee Warranties	36
	14.3.	Warranty Claims	36
15.	SUBLEASING AND WET LEASING		37
	15.1.	Subleasing	37
	15.2.	Wet Leasing	38
	15.3.	No Independent Subleasing of Items of Equipment	39
	15.4.	Expenses	39
	15.5.	Lessee Remains Liable	39
16.	REPORTING AND INSPECTIONS		40
	16.1.	Financial Reporting	40
	16.2.	Aircraft Utilisation and Other Reporting/Information	41
	16.3.	Further Information; Inspections	41
	16.4.	Technical Report Prior to Return of Aircraft	42
17.	REGISTRATION; PERFECTION OF OWNER’S TITLE; LIENS		43
	17.1.	Registration	43
	17.2.	Identification Plates	43

- iv -

	17.3.	Aeronautics Authority Acknowledgment	43
	17.4.	Authorisation to Make Perfection Filings	43
	17.5.	Perfection of Title	44
	17.6.	Cape Town Convention	44
	17.7.	Permitted Liens	46
	17.8.	Expenses	47
18.	GENERAL INDEMNITY		48
	18.1.	Scope	48
	18.2.	Lessee’s Release	49
	18.3.	Repayment	49
	18.4.	Payment	49
	18.5.	Exclusion	49
	18.6.	After-Tax Nature of Indemnity	50
	18.7.	Contest	50
	18.8.	Survival	51
19.	INSURANCE		52
	19.1.	Obligation to Insure	52
	19.2.	Liability Insurance	52
	19.3.	Contractual Liability; Tail Coverage for Liability Insurance	52
	19.4.	Insurance Against Loss or Damage to the Items of Equipment	52
	19.5.	Reinsurance	53
	19.6.	Requirements for All Insurances	54
	19.7.	Reports	55
	19.8.	Assignee of Lessor’s and/or Owner’s Interests	55
	19.9.	Failure to Insure	55
	19.10.	Lessor’s Right to Insure	55
	19.11.	Changes to Insurance Practice	56
	19.12.	AVN 67B or AVN 67C	56
20.	LOSS AND DAMAGE TO THE AIRCRAFT AND ITEMS OF EQUIPMENT		57
	20.1.	Risk of Loss and Damage	57
	20.2.	Notification of Loss and Damage	57
	20.3.	Event of Loss – Aircraft	57
	20.4.	Event of Loss – Engine or APU	58
	20.5.	Event of Loss – Landing Gear	59
	20.6.	Repairable Damage	59
	20.7.	Documents Loss	60
	20.8.	Application of Payments from Governmental Authorities	61
	20.9.	No Lessor Liability to Repair or Replace Following Delivery	61
21.	TAXES; TAX INDEMNITY		62
	21.1.	Indemnity	62
	21.2.	VAT	65
	21.3.	Lessor Tax Certificates	65
	21.4.	Withholding Tax Exemption Certificates	66
	21.5.	Tax Filings; Information	66
	21.6.	Payment of Taxes and Indemnities	67
	21.7.	Contest	67
	21.8.	Survival	70
	21.9.	Change in Circumstances; Mitigation	70
22.	RETURN OF AIRCRAFT		71
	22.1.	Time and Place	71
	22.2.	Condition	71

- v -

	22.3.	Lessee’s Continuing Obligations	71
	22.4.	Legal Status Upon Return	72
	22.5.	Airport and Navigation Charges	72
23.	EVENTS OF DEFAULT		73
24.	LESSOR’S RIGHTS AND REMEDIES FOLLOWING AN EVENT OF DEFAULT		75
	24.1.	Lessor’s Rights Following an Event of Default	75
	24.2.	De-Registration	77
	24.3.	Present Value of Payments	77
	24.4.	Remedies Cumulative	77
	24.5.	Lessor’s Exercise of Remedies	77
	24.6.	Application of Payments Following Default or Event of Default	78
	24.7.	Use of Termination Date	78
	24.8.	No Right to Maintain Possession	78
25.	ASSIGNMENT AND TRANSFER		79
	25.1.	No Assignment by Lessee	79
	25.2.	Transfer of Lessor’s and/or Owner’s Interests	79
	25.3.	Cooperation with Transfers	79
	25.4.	Financings	80
	25.5.	Cooperation with Financings	81
	25.6.	Notice of Security Assignment	81
	25.7.	Transfer of Beneficial Interest	82
26.	LAW AND JURISDICTION		83
	26.1.	Governing Law	83
	26.2.	Consent to Jurisdiction	83
	26.3.	Process Agent and Service of Process	83
	26.4.	Jurisdiction and Forum	83
	26.5.	Waiver of Jury Trial	84
	26.6.	Waiver of Immunity	84
27.	MISCELLANEOUS		85
	27.1.	Severability and Illegality	85
	27.2.	Amendments	86
	27.3.	Lessor’s Right to Perform; Lessor’s Right to Delegate a Servicer	86
	27.4.	Counterparts	87
	27.5.	Delivery of Documents by Electronic Means	87
	27.6.	Survival	87
	27.7.	Entire Lease	87
	27.8.	Successors and Assigns	87
	27.9.	Brokers	88
	27.10.	Transaction Costs	88
	27.11.	Time is of the Essence	88
	27.12.	Language	88
	27.13.	No Rights of Third Parties	88
	27.14.	Delegation	88
	27.15.	Further Assurances	89
	27.16.	Rights at Law	89
	27.17.	Confidentiality	89
	27.18.	Notices	90

Appendices
1	Definitions
2	CommercialTerms

- vi -

A.	Lease Term
B.	Rent, Security Deposit, Insurance and other Financial Matters
C.	Maintenance Reserves
D.	Delivery Conditions
E.	Return Conditions
3	Acceptance Certificate
4	Lease Supplement
5	[Reserved]
6	Conditions Precedent / Post-Delivery Items
A.	Lessor’s Conditions Precedent/Post-Delivery Items
B.	Lessee’s Conditions Precedent/Post-Delivery Items
7	Return Acceptance Certificate
8	Forms

- vii -

THIS AIRCRAFT LEASE AGREEMENT is made as of 17 November 2010 by and between:

1.	WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, not in its individual capacity but solely as trustee, First Floor, 7 Exchange Place, International Financial Services Centre, Dublin 1, Ireland (“Lessor”); and

2.	CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. (D/B/A VOLARIS), a company organised and existing under the applicable laws of the United Mexican States and having its principal place of business at Prolongación Paseo de la Reforma No. 490, Piso 1, Colonia Santa Fe Peña Blanca, C.P. 01210, México, D.F., México (“Lessee”).

WHEREAS:

Lessee wishes to lease from Lessor and Lessor wishes to lease to Lessee the Aircraft on the terms and subject to the conditions of this Lease.

NOW THEREFORE IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1.    Unless the context otherwise requires, all capitalised terms used in this Lease shall have the meanings given such terms in Appendix 1 or as may otherwise be defined in this Lease.

1.2.    References to Articles, Sections and Appendices are to be construed as references to the articles, sections and appendices of and to this Lease and references to this Lease include the Appendices.

1.3.    Words importing the plural shall include the singular and vice versa.

1.4.    References to “Lessee”, “Lessor”, “Owner”, “Owner Participant”, “Financing Party”, “Security Trustee”, “Liquidity Provider”, “Servicer”, “Manager”, “Guarantor”, or any other Person shall include the successors, assigns and transferees of such Person.

1.5.    The headings in this Lease are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

1.6.    References to (or to any specified provision of) this Lease or any Operative Document shall mean this Lease or such Operative Documents as in force for the time being and as amended, novated, substituted or supplemented from time to time in accordance with this Lease or such Operative Document.

1.7.    References to “hereby”, “herein”, “hereof”, “hereunder”, and other like words shall refer to this Lease including, without limitation, as supplemented by the Lease Supplement.

1.8    Whenever it is stated in this Lease that the consent or other action of Lessee or Lessor is not to be “unreasonably withheld” it shall be deemed to mean that such consent or action shall not be “unreasonably withheld or delayed”.

ARTICLE 1
DEFINITIONS

1.9.    Whenever this Lease or any Operative Document refers to an obligation of Owner owing to Lessee, or of Lessor that requires the cooperation or conduct of Owner, unless such obligation is taken directly by Owner in favour of Lessee, this obligation shall be deemed to mean that Lessor shall cause Owner to act accordingly.

2
Volaris		ARTICLE 1
Airbus A319-132; MSN 3252		DEFINITIONS

2.	LEASE TERM; NATURE OF LEASE

2.1.    Lease Term.

(a)    Lessor shall lease the Aircraft to Lessee for the period stated in Appendix 2A.

(b)    The Lease Term shall commence at Delivery and shall end on the Termination Date.

2.2.    Nature of Lease. At all times during the Lease Term, full legal title to the Aircraft and each Item of Equipment shall remain vested in Owner to the exclusion of Lessee, notwithstanding the delivery of the Aircraft to, and the possession and use thereof by, Lessee. This Lease and the Lease Supplement, together, transfer to Lessee with respect to the Aircraft a leasehold interest only and Owner is the owner and Lessor is the lessor of the Aircraft, and Lessee is the lessee of the Aircraft, for all purposes, including for purposes of the application of all relevant Laws and all relevant financial accounting principles.

3
ARTICLE 2
LEASE TERM; NATURE OF LEASE

3.	RENT

3.1.    Agreement to Pay Rent. As rental for the Aircraft, Lessee shall pay Basic Rent to Lessor as set forth in Appendix 2B, as applicable.

3.2.    Basic Rent. The amount of Basic Rent due and payable by Lessee is set forth in Sections 1.1 and 1.2 of Appendix 2B.

3.3.    Supplemental Rent. Lessee shall pay to Lessor, or to whomsoever shall be entitled thereto, any and all Supplemental Rent within ten (10) days after demand or such other relevant period as may be provided herein.

3.4.    Obligation to Perform Unconditional. This Lease is a net lease and Lessee’s obligation to pay Rent and Supplemental Rent, calculated in accordance with this Lease, and to perform its other Obligations shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation:

(a)    any withholding, set-off, counterclaim, recoupment, defense or other right which Lessee may have against Lessor or any other Person for any reason whatsoever (whether in connection with the transactions contemplated hereby or any other transactions), including, without limitation, any breach by Lessor of its warranties, agreements or covenants contained herein or in any of the other Operative Documents;

(b)    any defect in the title, registration, airworthiness, condition, design, operation, or fitness for use of, or any damage to or loss or destruction of, the Aircraft, or any interruption or cessation in the use or possession thereof by Lessee or any other Person for any reason whatsoever;

(c)    any Liens with respect to the Aircraft;

(d)    an Event of Loss with respect to the Aircraft or any Item of Equipment (subject to the terms of Section 20.3);

(e)    the invalidity or unenforceability or lack of due authorisation or other infirmity of this Lease or any absence of right, power or authority of Lessor or Lessee to enter into this Lease;

(f)    any insolvency, bankruptcy, examinership, reorganisation, administration, liquidation or similar proceedings affecting the enforcement of creditor’s rights generally by or against Lessor, Owner Participant, or Lessee;

(g)    any other circumstance or happening of any nature whatsoever, whether or not similar to any of the foregoing; or

(h)    any imposition of Taxes.

Nothing in this Section 3.4 shall be construed so as to prevent Lessee from pursuing any Claim it may have against Lessor, Owner Participant or any other Person in such court of law or otherwise as Lessee may deem appropriate.

4
ARTICLE 3
RENT

4.	SECURITY DEPOSIT

4.1.    Security Deposit Amount. Lessee shall pay the Security Deposit in cash into the bank account identified in and in accordance with the provisions of Appendix 2B.

4.2.    Nature of Security Deposit. Except as otherwise expressly provided in this Lease, and without waiver by Lessee of its rights under Section 4.5 below, the Security Deposit shall be non-refundable. The Security Deposit shall be the sole, absolute and unconditional property of Lessor, may be freely commingled by Lessor with its general funds and dealt with by Lessor in such manner as Lessor may see fit. If and to the extent that, under applicable law in any relevant jurisdiction, the Security Deposit is considered to be the property of Lessee, the Security Deposit shall be held by Lessor as security for the full, timely and faithful performance by Lessee of the Obligations and Lessee hereby assigns and charges in favour of Lessor, and hereby grants to Lessor a first priority security interest in, the Security Deposit to secure such payment and such performance, and in such circumstances Lessee shall not create or permit to exist any Lien, other than created under this Lease, in or otherwise dispose of the Security Deposit. Lessee shall, from time to time, execute and file with the appropriate Governmental Authorities any and all documents necessary or reasonably requested by Lessor to evidence and perfect such security interest in favour of Lessor with respect to the Security Deposit, including but not limited to the execution before a notary public of a pledge agreement under and pursuant to Mexican Law between Lessee, as pledgor, and Lessor, as pledgee, in form and substance reasonably acceptable to Lessor, and the filing and registration thereof with the appropriate Governmental Authorities.

4.3.    Application of Security Deposit. If an Event of Default has occurred and is continuing hereunder, in addition to all other rights Lessor has under this Lease or applicable Law, Lessor may set-off against, use, apply or retain all or any part of the Security Deposit in full or partial payment of amounts due and payable by Lessee or any Affiliate of Lessee, as applicable, under any Operative Document or Related Lease and to compensate Lessor for any documented, out-of-pocket expense it shall have incurred as a result of the occurrence of such Event of Default, or to apply toward documented, out-of-pocket losses or expenses Lessor may suffer or incur as a result of the occurrence of an Event of Default.

4.4.    Effect of Application of Security Deposit. If Lessor uses or applies all or any part of the Security Deposit, such use or application shall not be deemed a cure by Lessee, or waiver by Lessor or any other Person, of any Event of Default and Lessee shall, within three (3) Business Days after Lessor’s written demand, pay to Lessor in cash such amount as may be necessary to restore the Security Deposit to its original amount. Notwithstanding the foregoing, provided that no other Default or Event of Default has occurred and is continuing, Lessor’s receipt of such additional Security Deposit amount shall be deemed to cure the relevant Event of Default solely to the extent such Event of Default is curable by such amount.

4.5.    Repayment of Security Deposit. Provided no Default or Event of Default has occurred and is continuing, the Security Deposit, less the amount, if any, of any reasonable costs incurred by Lessor, or costs incurred by Lessor on behalf of Lessee for which Lessee or any Affiliate of Lessee, as applicable, is responsible hereunder or under any Related Lease in connection with the termination or cancellation of this Lease or a Related Lease or return of the Aircraft or an aircraft under any Related Lease, shall be paid over to Lessee promptly, and in any event within five (5) Business Days, after the Termination Date and the satisfaction by Lessee, in full,

5
ARTICLE 4
SECURITY DEPOSIT

of its Obligations and the Related Obligations, the payment or performance of which is then due (including any Obligations to pay Supplemental Rent specified in Section 22.3(c) and to correct discrepancies identified in the Return Acceptance Certificate, but excluding those other Obligations or Related Obligations expressly provided herein to survive the Termination Date or the equivalent date in any Related Lease and which are not due for performance on or as of such date).

4.6.    Security Letter of Credit. In lieu of paying or maintaining the Security Deposit in cash, Lessee may deliver to Lessor a Security Letter of Credit in the amount of the Cash Security Deposit.

(a)    If Lessee elects to provide a Security Letter of Credit, Lessee shall provide a draft of the same for approval by Lessor not less than ten (10) Business Days prior to the date that Lessee desires to deliver the Security Letter of Credit to Lessor in substitution for the Cash Security Deposit. The Security Letter of Credit shall remain in full force and effect during the Lease Term and for not less than ninety (90) days following the Scheduled Termination Date, shall permit partial and multiple draws without invalidating or terminating the remaining balance of the Security Letter of Credit, and shall be freely assignable and transferable by Lessor without restriction or condition. Following receipt by Lessor of the Security Letter of Credit, Lessor shall promptly, and in any event within five (5) Business Days, repay to Lessee the equivalent amount of the Cash Security Deposit.

(b)    Lessor may draw upon all or a portion of the amount of the Security Letter of Credit:

(i)    upon the occurrence of an Event of Default; and/or

(ii)    if Lessee has not delivered a replacement Security Letter of Credit to Lessor in accordance with the provisions of this Section 4.6 or deposited with Lessor cash in the amount of the Security Deposit by the required time set forth therein; and/or

(iii)    not sooner than five (5) Business Days prior to the expiration date of the Security Letter of Credit if (x) such expiration date is prior to the date required under Section 4.6(a), and (y) Lessee has not delivered a replacement letter of credit in substitution for the expiring Security Letter of Credit by such date or deposited with Lessor by such date the Security Deposit in cash;

and Lessor shall hold, apply, use, retain and return all or any portion of the funds paid pursuant to the Security Letter of Credit to the same extent as provided in Sections 4.3 and 4.5, as if Lessee had paid the Security Deposit in cash.

(c)    If Lessor draws upon all or any portion of the Security Letter of Credit, such application shall not be deemed a cure of any Event of Default, and Lessee shall within three (3) Business Days after written demand by Lessor cause the Security Letter of Credit to be reinstated to its original amount, cause a replacement letter of credit to be issued in the total amount of the Security Deposit or pay the amount of such shortfall in the Security Deposit amount in cash.

(d)    If (i) any bankruptcy, insolvency, examinership, administration, reorganisation, liquidation or anything analogous thereto in any jurisdiction shall be commenced in relation to the issuer of the Security Letter of Credit (or any Person guaranteeing, confirming or assuming any

6
ARTICLE 4
SECURITY DEPOSIT

obligation as principal in respect thereof), (ii) the rating of obligations of the issuer of any Security Letter of Credit (or any Person guaranteeing, confirming or assuming any obligation as principal in respect thereof) is lowered or placed on CreditWatch with negative implications by Moody’s Investors Services or Standard & Poor’s (or any recognised institution providing similar services) so that the minimum required credit rating of the issuing and/or confirming bank is or may not (by virtue of being placed on CreditWatch with negative implications) be maintained or (iii) the Security Letter of Credit shall cease to be valid and in full force and effect for any reason, Lessee shall within three (3) Business Days of receipt of notice from Lessor provide to Lessor a substitute Security Letter of Credit in form and substance satisfactory to Lessor and otherwise in compliance with the requirements of this Section 4.6 or deposit with Lessor cash in the amount of the Security Deposit.

(e)    Lessor shall return the Security Letter of Credit to Lessee for cancellation when Lessor is otherwise obligated under this Lease to repay the Security Deposit to Lessee had the same been paid in cash.

7
ARTICLE 4
SECURITY DEPOSIT

5.	PAYMENTS

5.1.    Account. All payments of Rent, Security Deposit and in respect of Maintenance Reserves shall be made by Lessee to the bank account identified in Appendix 2B or to such other account designated in writing by Security Trustee not less than two (2) Business Days prior to the due date of any relevant payment. Lessee shall, together with such payment, identify the institution from which such payment is being sent and refer to the make, model and Manufacturer’s serial number of the Aircraft, provided that the failure to do so shall not constitute a Default hereunder.

5.2.    Payments on Non-Business Days. When any payment under any Operative Document would otherwise be due to Lessor on a day that is not a Business Day, the due date for payment shall be the next succeeding Business Day.

5.3.    Timing of Payments. Payments due under this Lease shall be made by Lessee for credit to Lessor not later than 11:00 A.M. New York time on the due date.

5.4.    Late Payment. If Lessee fails to pay to Lessor any sum on its due date for payment under this Lease or any other Operative Document, including any payment of Supplemental Rent, Lessee shall pay to Lessor on demand interest on such sum from the due date up to the date of actual payment (including non-payment following the issuance of a judgment) at the Past Due Rate.

5.5.    Calculation of Interest and Prorating of other Payments.

(a)    All interest payable under this Lease or any other Operative Document shall accrue from day to day and be calculated on the basis of actual days elapsed and a 360 day year.

(b)    All payments of a monthly nature under this Lease and any other Operative Document, including, but not limited to payments of Fixed Rent and in respect of Maintenance Reserves, that accrue on a monthly basis and for which the payment due is for less than a complete month shall be prorated on a daily basis based on a month consisting of thirty (30) days.

5.6.    Payments in Dollars. All amounts to be paid hereunder shall be paid in Dollars, in immediately available funds, and all letters of credit delivered hereunder shall provide for payment in Dollars. The specification of Dollars in this transaction is of the essence and Dollars shall be the currency of account in any and all events. The obligations of Lessee hereunder shall not be discharged by an amount paid in another currency, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to Dollars and transferred to Lessor under normal banking procedures does not yield the amount of Dollars owing to Lessor in respect of such payment. If Lessor receives an amount in respect of Lessee’s liability under this Lease or if such liability is converted into a claim, proof, judgment or order in a currency other than Dollars, Lessee will indemnify Lessor, on an After-Tax Basis, as an independent obligation against any loss arising out of or as a result of such receipt or conversion. If the amount received by Lessor, when converted into Dollars (at the market rate at which Lessor is able on the relevant date to purchase Dollars in New York with that other currency) is less than the amount owed in Dollars Lessee will, forthwith on demand, pay to Lessor an amount in Dollars equal to the deficit. In addition, Lessee waives any right it may have in any jurisdiction to pay any amount due or to become due hereunder in a currency other than Dollars.

8
ARTICLE 5
PAYMENTS

5.7.    Retention of Certain Payments. Any amount referred to in any Operative Document which is payable to or retainable by Lessee shall not be paid to or retained by Lessee at any time when a Default or Event of Default shall have occurred and be continuing, but instead such amount shall be paid to or held by Lessor as additional security for Lessee’s Obligations to be held and applied in accordance with the provisions of this Lease. At such time as there shall not be continuing any Default or Event of Default, such amount shall be paid to Lessee to the extent not applied in accordance with the preceding sentence. Where Lessor would, but for this Section 5.7 or any similar provision, be obliged to make any payment to Lessee, Lessor may elect to make such payment but shall be entitled to deduct or withhold from such payment any amount then due and payable but unpaid by Lessee under or in respect of Lessee’s Obligations.

5.8.    Application of Payments. Lessor may apply any payment received from Lessee under any Operative Document which is less than the full amount then due and owing to Lessor in respect of Lessee’s Obligations in such proportions, order and manner as Lessor may, in its reasonable discretion, determine (except where an Event of Default is continuing, in which event such determination may be made in Lessor’s absolute discretion), notwithstanding any designation or instruction for application that may have been made by Lessee.

9
ARTICLE 5
PAYMENTS

6.	AIRCRAFT DELIVERY CONDITION; LESSEE’S INSPECTION

6.1.    Aircraft Delivery Condition. The Aircraft shall be delivered to Lessee by Lessor on the Delivery Date in the condition set forth in Appendix 2D.

6.2.    Lessee’s Inspection of Aircraft; No Lessor Liability.

(a)    Lessee acknowledges that in accepting the Aircraft it is relying on its own inspection and knowledge of the Aircraft in determining whether it meets the requirements of this Lease and specifically disclaims any reliance upon any representation or assurance by Lessor, Owner Participant, Servicer or any Affiliate of the foregoing or any representative or agent thereof in making such determination. Lessee further acknowledges that any assumption that Lessor will cure any nonconformity of the Aircraft and/or any Item of Equipment, discovered, difficult of discovery, or undiscovered, is not reasonable unless both (x) the nonconformity or possibility of nonconformity and (y) Lessor’s agreement to cure or cause the cure of such nonconformity are expressed in a written instrument signed by Lessor and Lessee delivered at or before the execution and delivery of the Acceptance Certificate and Lease Supplement, except as otherwise set forth herein. Except for any express commitment by Lessor to cure or cause the cure of any nonconformity evidenced by a written instrument of the type described in (y) above, including without limitation a list of discrepancies set forth as an attachment to the Acceptance Certificate, no Indemnitee will be liable for any failure of the Aircraft to conform with the requirements of this Lease at the time of acceptance of the Aircraft by Lessee.

(b)    Compliance. All representatives designated by Lessee to perform the pre-Delivery inspections of the Aircraft contemplated under this Section 6.2 shall comply with such occupational health and safety and security requirements as the same are advised by Servicer, or any duly appointed party acting by or through Servicer, in writing, and shall not unreasonably interfere with Lessor’s and/or Servicer’s performance of their respective obligations in connection with the return inspections conducted pursuant to the Prior Lease.

10
ARTICLE 6
AIRCRAFT DELIVERY CONDITION;
LESSEE’S INSPECTION

7.	CONDITIONS PRECEDENT TO DELIVERY

7.1.    Conditions Precedent.

(a)	Lessor’s obligation to deliver and lease the Aircraft to Lessee is subject to:

(i)	the Aircraft being in compliance with the condition required for Delivery under this Lease;

(ii)	no Event of Loss having occurred with respect to the Aircraft;

(iii)	no Default or Event of Default having occurred and be continuing;

(iv)	there having been no material adverse change to the financial condition of Lessee from the date of execution of this Lease to the Delivery Date which would adversely affect Lessee’s ability to perform its Obligations;

(v)	the receipt by Lessor of each item identified in Appendix 6A by the date required for such item appearing therein; and

(vi)	Prior Operator having returned the Aircraft under the Prior Lease substantially in the condition required for return thereunder.

(b)	Lessee’s obligation to take delivery and lease the Aircraft from Lessor is subject to:

(i)	the Aircraft being in compliance with the condition required for Delivery under this Lease;

(ii)	no Event of Loss having occurred with respect to the Aircraft; and

(iii)	the receipt by Lessee of each item identified in Appendix 6B by the date required for such item appearing therein.

7.2.    Waiver or Deferral of Conditions Precedent. If any condition precedent specified in Section 7.1(a)(v) is not satisfied before Delivery, Lessor may, at its option, waive or defer satisfaction thereof on such terms and for such period as Lessor may determine and notify to Lessee in writing. If any condition precedent specified in Section 7.1(b)(iii) is not satisfied before Delivery, Lessee may, at its option, waive or defer satisfaction thereof on such terms and for such period as Lessee may determine and notify to Lessor in writing.

11
ARTICLE 7
CONDITIONS PRECEDENT TO DELIVERY

8.	DELIVERY; EVENT OF LOSS PRIOR TO DELIVERY; RISK OF LOSS FOLLOWING DELIVERY

8.1.    Delivery Location and Timing. Lessor shall deliver the Aircraft in the condition required by this Lease to Lessee and Lessee shall accept the Aircraft when properly tendered under this Lease on the Delivery Date at the Delivery Location, whereupon the Lease Term shall commence.

8.2.    Delivery Subject to Return from Prior Operator. Delivery of the Aircraft is subject to and expressly conditioned upon return of the Aircraft by Prior Operator pursuant to the Prior Lease. Lessor shall not be liable or responsible to Lessee for and Lessee hereby expressly waives any right to any Claims arising or the exercise of any remedies from or in connection with any delay by Prior Operator in the return of, or failure to return, the Aircraft under the Prior Lease, and Lessee shall not be released from its Obligation to take delivery of the Aircraft under this Lease as a result of any such delay; provided that the foregoing release and waiver by Lessee shall not apply with respect to any Claims solely and directly attributable to Lessor’s willful misconduct.

8.3.    [Reserved].

8.4.    [Reserved].

8.5.    Event of Loss to Aircraft Prior to Delivery. If an Event of Loss with respect to the Aircraft occurs prior to Delivery, Lessor will notify Lessee promptly following Lessor’s knowledge of the same, and this Lease shall automatically terminate whereupon neither party will have any further liability to the other except that Lessor will return to Lessee the Security Deposit in accordance with Section 4.5 and any prepaid Rent.

8.6.    Lessee Acceptance of Aircraft. If Lessee fails to (x) comply with the conditions contained in this Lease so as to allow Delivery to take place or (y) take delivery of the Aircraft when properly tendered for delivery by Lessor in the condition required under this Lease, Lessee will be liable for and shall indemnify Lessor for all documented, out-of-pocket costs and expenses reasonably incurred by Lessor as a result thereof including any payments which Lessor becomes obliged to make, or has made, for or on account of Lessee’s delivery requirements in order to prepare the Aircraft for Delivery, but excluding payments which Lessor would otherwise have been required to make notwithstanding such failure of Lessee to take delivery.

8.7.    Risk of Loss to Aircraft following Delivery. Upon Delivery, risk of loss or damage to the Aircraft shall pass to Lessee for the Lease Term (save for any periods during which Lessor, or any Person lawfully claiming by or through Lessor, shall have taken possession and control of the Aircraft in breach of the covenant of quiet enjoyment set forth in Section 10.2).

8.8.    Waiver of Remedies for Delay in Delivery. Lessor shall not be liable to Lessee for any delay or failure in Delivery to Lessee which is an Excusable Delay. Pursuant to Section 10.3, Lessee’s only rights or remedies for a delay in delivery, or anticipated delay in delivery, of the Aircraft not caused or occasioned by a Default of Event of Default of Lessee are those rights and remedies provided for in Section 10.3.

12
ARTICLE 8
DELIVERY

9.	LESSEE’S REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1.    Lessee’s Representations and Warranties. Lessee represents and warrants to Lessor that:

(a)    Lessee is a company duly organised and validly existing under the Laws of its State of Organisation and has the corporate power and authority to carry on its business as it is being conducted.

(b)    Lessee has the corporate power to enter into and perform, and has taken all necessary corporate action to authorise the entry into, performance and delivery of each Operative Document to which it is a party and upon execution by the other parties thereto such Operative Documents will constitute the valid and legally binding and enforceable obligations of Lessee (except to the extent such enforceability may be limited by insolvency, moratorium, bankruptcy, reorganization and other laws affecting the rights of creditors generally).

(c)    The execution and delivery of, the performance of its Obligations under, and compliance by Lessee with the provisions of, the Operative Documents will not (i) contravene any existing applicable Law of its State of Organisation or the State of Registration (or federal and other divisional governmental Laws applicable therein), (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which Lessee is a party or is subject or by which it or any of its property is bound, (iii) contravene or conflict with any provision of its constitutional and/or organisational documents, or (iv) result in the creation or imposition of, or oblige it to create, any Lien over its undertaking or any of its material assets, rights or revenues.

(d)    Lessee is not in default under any material agreement to which it is a party or by which it may be bound and no litigation, arbitration or administrative proceeding is taking place or, to its knowledge, after reasonable inquiry, pending or threatened against Lessee which would have or could reasonably be expected to have a material adverse effect on its ability to perform its Obligations.

(e)    The audited annual financial statements of Lessee for each financial year are certified by independent auditors and, as most recently delivered to Lessor, have been prepared in accordance with GAAP and fairly present the financial position of Lessee as at such date and the results of the operations of Lessee for the financial year ended on the date set forth therein and there has, to the knowledge of Lessee, after reasonable inquiry, been no material adverse change in the financial condition of Lessee since publication of such financial statements, except as otherwise previously disclosed to Lessor in writing.

(f)    Other than making a filing in respect of this Lease in the State of Registration with the Aeronautics Authority and with the IR and the filing and registration in respect of the pledge under Mexican Law with the appropriate Governmental Authorities pursuant to Sections 4.2 and 13.3(a)(i), it is not necessary, in order to ensure the legality, validity, enforceability or admissibility in evidence of any Operative Document, that such Operative Document or any other instrument be filed, recorded, registered or enrolled in any court, public office or elsewhere or that any stamp, registration or similar tax or charge be paid in relation to any of the Operative Documents.

13
ARTICLE 9
LESSEE’S REPRESENTATIONS,
WARRANTIES AND COVENANTS

(g)    Lessee has received and complied with or will, prior to the Delivery Date, receive and comply with, each authorisation required for the valid authorisation, execution, delivery and performance of this Lease and each other Operative Document to which it is a party, the validity and enforceability hereof and thereof and the compliance, satisfaction or performance by Lessee with or of all monetary and other Obligations hereunder and thereunder and all such authorisations are, or prior to the Delivery Date will be, valid and in full force and effect.

(h)    The choice by Lessee of New York Law to govern the Operative Documents and the submission by Lessee to the jurisdiction of the New York courts is valid and binding on Lessee.

(i)    In any proceedings taken in any jurisdiction in relation to any of the Operative Documents, Lessee will not be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

(j)    Lessee has paid or caused to be paid all fees or charges assessed and due against it (or against any aircraft owned by or leased to or operated by it) by any airport or air navigation authority assessing landing or navigation fees or charges in respect of the Aircraft or any other aircraft owned by or leased to or operated by it, which if unpaid are reasonably likely to result in the imposition of a Lien on the Aircraft.

(k)    Lessee has fully disclosed to Lessor all facts of which it has knowledge which in Lessee’s reasonable belief are material for disclosure to Lessor in the context of this Lease, Lessee knows of no material facts that would render any information previously furnished by or on behalf of Lessee to Lessor inaccurate or misleading in any material respect.

(l)    No Default or Event of Default has occurred and is continuing.

(m)    Lessee is solvent and able to pay its debts as the same fall due and the transactions contemplated by the Operative Documents are of commercial benefit to it and in its commercial interests.

(n)    With respect to Taxes:

(i)    Lessee has duly filed all Tax returns that it is required by applicable Laws to file, has duly paid all Taxes stated to be due and payable in such Tax returns and has duly paid all Taxes stated to be due in any demand for payment or similar communication issued by any taxing authority to Lessee other than:

(A)    Taxes (1) which are being contested in good faith by appropriate proceedings in accordance with applicable Law, (2) for which adequate reserves are maintained in accordance with GAAP, and (3) the contest of which does not involve any risk of imposition of any criminal penalty on any Indemnitee or any reasonable possibility of any sale, forfeiture, confiscation, seizure or loss of, or the imposition of a Lien (other than a Permitted Lien) on, any Item of Equipment or any interest therein;

14
ARTICLE 9
LESSEE’S REPRESENTATIONS,
WARRANTIES AND COVENANTS

(B)    Tax returns, the non-filing of which could not reasonably be expected to have a material adverse effect on the ability of Lessee to perform its Obligations or to result in a sale, forfeiture, confiscation, seizure or loss of, or the imposition any criminal penalty on any Indemnitee or the imposition of a Lien (other than a Permitted Lien) on, any Item of Equipment or any interest therein; and

(C)    Taxes, the non-payment of which could not reasonably be expected to have a material adverse effect on the ability of Lessee to perform its Obligations or to result in a sale, forfeiture, confiscation, seizure or loss of, or the imposition of any criminal penalty on any Indemnitee or the imposition of a Lien (other than a Permitted Lien) on, any Item of Equipment or any interest therein;

(ii)    no Tax imposed by any Governmental Authority or other taxing authority of, or having jurisdiction in, Lessee’s State of Organisation or the State of Registration is (or, subject to any change in law after the Delivery Date, will be) (A) required to be paid by Lessor or Owner Participant as a result of the execution, delivery, performance or enforcement of, or the transactions and activities provided for or contemplated in, the Operative Documents, or (B) required to be deducted or withheld from or with respect to any amount payable by Lessee to Lessor under any Operative Document; and

(iii)    neither of Lessor nor Owner Participant is (and, subject to any change in law after the Delivery Date, will be) required to give any notice to, make any registration with, or file any document or information with, any Governmental Authority or other taxing authority of, or having jurisdiction in, Lessee’s State of Organisation or the State of Registration with respect to Taxes solely by reason of the execution, delivery, performance or enforcement of the Operative Documents.

9.2.    Application of Representations and Warranties; Survival. Each representation and warranty set out in Section 9.1 shall be deemed to be repeated on the Delivery Date by reference to the facts and circumstances existing on such date and shall survive the execution hereof and the delivery of the Aircraft.

9.3.    Lessee’s General Covenants. Lessee covenants to Lessor that it will:

(a)    preserve and maintain (i) its corporate existence and (ii) all of its material rights, privileges and franchises in every jurisdiction in which the character of the property owned or the nature of the business transacted by it makes licensing or qualification necessary;

(b)    pay or cause to be paid (i) all Taxes required by applicable Laws to be paid by it (whether such Taxes are imposed upon it or upon its income and profits or upon any property belonging to it or otherwise) prior to the date on which any penalty accrues, except Taxes

15
ARTICLE 9
LESSEE’S REPRESENTATIONS,
WARRANTIES AND COVENANTS

described in sub-clause (A), (B) or (C) of Section 9.1(n)(i), and (ii) all other lawful claims which, if not paid, are reasonably likely to result in the imposition of a Lien upon its property or upon the Aircraft or any part thereof;

(c)    remain duly qualified to operate the Aircraft under applicable Law;

(d)    maintain in full force and effect all governmental consents, licenses, authorisations, approvals, declarations, filings and registrations obtained or effected in connection with this Lease and every document or instrument contemplated hereby and to take all such additional action as may be proper or advisable in connection herewith or therewith. Lessee further undertakes to timely obtain or effect any new or additional governmental consents, licenses, authorisations, approvals, declarations, filings or registrations as may become necessary for Lessee’s performance of its Obligations;

(e)    not consolidate with, merge with or merge into any other corporation or convey, transfer or lease substantially all of its assets as an entirety to any other Person, provided that Lessee may do so if Lessee establishes to the reasonable satisfaction of Lessor that such merger, conveyance, transfer or lease will not have a materially adverse effect on Lessee’s ability to perform its Obligations and that the surviving entity will assume all Obligations, unless (i) in the case of a merger or consolidation, the surviving entity of such merger or consolidation is Lessee or an entity which (x) is a certificated air carrier or parent thereof and (y) after giving effect to such merger or consolidation has a net worth equal to or greater than that of Lessee immediately prior to such merger or consolidation and which has agreed in writing satisfactory to Lessor, to assume and perform all Obligations of Lessee hereunder, and such merger or consolidation will not have a materially adverse effect on the ability of the surviving entity to perform such Obligations; or, (ii) in the case of a transfer or lease, such transfer or lease will not have a materially adverse effect on Lessee or its ability to perform its Obligations hereunder;

(f)    notify Lessor of any change to Lessee’s registered office, principal place of business or chief executive office if there is more than one place of business not more than thirty (30) days following such change;

(g)    not (i) voluntarily suspend its certificated operations of the Aircraft or its fleet other than by reason of a merger or consolidation not otherwise prohibited by sub-clause (e) above; or (ii) permit to be revoked, canceled or otherwise terminated, whether by act or omission, all or substantially all of the material franchises, concessions, permits, rights or privileges required for the conduct of business and operations of Lessee or the free and continued use and exercise thereof, where such revocation, suspension or termination will have or could be deemed to have a material adverse effect on Lessee’s ability to perform its Obligations;

(h)    pay promptly when due all navigation and en-route charges and all other charges payable by Lessee for the use of or services provided at any airport, whether in respect of the Aircraft or any other aircraft in Lessee’s fleet where the failure to pay the same could reasonably be expected to (i) result in a Lien upon the Aircraft, except to the extent being contested in accordance with applicable law and in respect of which contest Lessee has taken adequate reserves in accordance with GAAP, provided such contest would not give rise to any material likelihood of the loss, forfeiture or seizure of the Aircraft or any criminal liability on the part of Lessor or any Financing Party, and/or (ii) materially and adversely effect Lessee’s ability to perform its Obligations hereunder;

16
ARTICLE 9
LESSEE’S REPRESENTATIONS,
WARRANTIES AND COVENANTS

(i)    not represent or hold out Owner, Lessor (if not Owner), Owner Participant, any Financing Party or any Affiliate of the foregoing as carrying goods or passengers on the Aircraft or being in any way connected to operation of the Aircraft; and

(j)    if any items delivered to Lessor in connection with this Lease are required by this Lease to have a validity and effectiveness for the Lease Term, but have or are of a duration or effectiveness that is for less than the Lease Term when originally delivered, Lessee shall cause replacements, extensions or supplements thereof to be timely delivered to Lessor during the Lease Term to ensure that Lessor maintains at all times during the Lease Term the benefits initially afforded by such items and the continued effectiveness and validity of the same for the Lease Term.

17
ARTICLE 9
LESSEE’S REPRESENTATIONS,
WARRANTIES AND COVENANTS

10.	LESSOR’S REPRESENTATIONS, WARRANTIES AND COVENANTS; DISCLAIMERS

10.1.    General Representations and Warranties of Lessor. Lessor represents and warrants to Lessee that:

(a)    Lessor is a company duly organised and validly existing under the Laws of its State of Organisation and has the corporate power and authority to carry on its business as it is being conducted;

(b)    Lessor has the corporate power to enter into and perform, and has taken all necessary corporate action to authorise the entry into, performance and delivery of each Operative Document to which it is a party and upon execution by the other parties thereto the Operative Documents to which it is a party will constitute its valid and legally binding and enforceable obligations;

(c)    the execution and delivery of, the performance of its obligations under, and compliance by Lessor with the provisions of, the Operative Documents to which it is a party will not (i) contravene any existing applicable Law of its State of Organisation (or federal and other divisional governmental Laws applicable therein), (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which Lessor is a party or is subject or by which it or any of its property is bound, or (iii) contravene or conflict with any provision of its constitutional and/or organisational documents;

(d)    Lessor has received and complied with or will, prior to the Delivery Date, receive and comply with, each authorisation required for the valid authorisation, execution, delivery and performance of this Lease and each other Operative Document to which Lessor is a party and the validity and enforceability hereof and thereof;

(e)    each representation set forth in this Section 10.1 shall be deemed to be repeated on the Delivery Date by reference to the facts and circumstances existing on such date and shall survive the execution hereof and the delivery of the Aircraft;

(f)    on and as of Delivery, Lessor shall have the right to lease the Aircraft to Lessee and there is no actual, or to Lessor’s knowledge, after reasonable inquiry, pending or threatened litigation to prevent or prohibit Lessor from entering into and performing its obligations under the Operative Documents to which it is a party or otherwise affecting the Aircraft or Lessor’s rights, title and interest in and to the Lease; and

(g)    Lessor is solvent and able to pay its debts as the same fall due.

10.2.    Covenant of Quiet Enjoyment.

(a)    Notwithstanding the effect of any provision in the Cape Town Convention to the contrary, which by the terms of the Cape Town Convention may be derogated from or varied, Lessor covenants that so long as an Event of Default shall not have occurred and be continuing,

18
ARTICLE 10
LESSOR’S REPRESENTATIONS,
WARRANTIES AND COVENANTS; DISCLAIMERS

Lessee shall quietly enjoy the Aircraft without interference by Lessor or by any Person lawfully claiming by or through Lessor. The lawful exercise by Lessor of its rights under any Operative Document in conformity with the terms and conditions of such Operative Document shall not constitute a breach of this Section 10.2.

(b)    Prior to Delivery, Lessor shall cause each of Owner Participant and Security Trustee to provide Lessee with a Quiet Enjoyment Letter substantially in the forms set out in Appendix 8.

10.3.    Disclaimer; Waiver of Warranties as between Indemnitees and Lessee; Waiver of Remedies.

(a)    LESSEE AGREES THAT, AS BETWEEN ITSELF AND THE INDEMNITEES, IT ACCEPTS DELIVERY OF THE AIRCRAFT AND EACH ITEM OF EQUIPMENT “AS-IS, WHERE-IS”. LESSEE ACKNOWLEDGES AND AGREES THAT NO INDEMNITEE HAS MADE, OR SHALL BE DEEMED TO HAVE MADE, (WHETHER BY VIRTUE OF HAVING LEASED THE AIRCRAFT UNDER THIS LEASE, OR HAVING ACQUIRED THE AIRCRAFT, OR HAVING DONE OR FAILED TO DO ANY ACT, OR HAVING ACQUIRED OR FAILED TO ACQUIRE ANY STATUS UNDER OR IN RELATION TO THIS LEASE OR OTHERWISE), AND LESSOR, FOR ITSELF AND FOR EACH INDEMNITEE, HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE (EXCEPT AS HEREIN BELOW PROVIDED), AIRWORTHINESS, CONDITION, DESIGN, OPERATION, MERCHANTABILITY, FREEDOM FROM CLAIMS OF INFRINGEMENT OR THE LIKE, OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE AIRCRAFT, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE AIRCRAFT, THE ABSENCE THEREFROM OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE OR CAPABLE OF DISCOVERY, OR AS TO ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY ARISING FROM A COURSE OF PERFORMANCE OR DEALING OR USAGE OF TRADE), WITH RESPECT TO THE AIRCRAFT; AND LESSEE HEREBY WAIVES, RELEASES, RENOUNCES AND DISCLAIMS EXPECTATION OF OR RELIANCE UPON ANY SUCH WARRANTY OR WARRANTIES. NO INDEMNITEE SHALL HAVE ANY RESPONSIBILITY OR LIABILITY TO LESSEE OR ANY OTHER PERSON, WHETHER ARISING IN CONTRACT OR TORT OUT OF ANY NEGLIGENCE OR STRICT LIABILITY OF LESSOR OR OTHERWISE, FOR (i) ANY LIABILITY, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE AIRCRAFT OR ANY ITEM OF EQUIPMENT OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN OR BY ANY OTHER CIRCUMSTANCE IN CONNECTION THEREWITH, (ii) THE USE, OPERATION OR PERFORMANCE OF THE AIRCRAFT OR ANY RISKS RELATING THERETO, (iii) THE DELIVERY OR DELAY IN DELIVERY (WHERE ANY SUCH DELAY IS NOT DUE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LESSOR) OR EXCUSABLE DELAY, OR (iv) OPERATION, SERVICING, MAINTENANCE, REPAIR, IMPROVEMENT OR REPLACEMENT OF THE AIRCRAFT OR ANY ITEM OF EQUIPMENT. THE WARRANTIES AND REPRESENTATIONS SET FORTH IN THIS LEASE OR IN ANY OTHER OPERATIVE DOCUMENT ARE EXCLUSIVE AND IN LIEU

19
ARTICLE 10
LESSOR’S REPRESENTATIONS,
WARRANTIES AND COVENANTS; DISCLAIMERS

OF ALL OTHER REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, AND NO INDEMNITEE SHALL BE DEEMED TO HAVE MADE ANY OTHER WARRANTIES, EXCEPT AS OTHERWISE EXPRESSLY STATED IN THIS LEASE OR ANY OTHER OPERATIVE DOCUMENT.

(b)    LESSEE ACKNOWLEDGES THAT THE DESCRIPTION OF THE AIRCRAFT SET FORTH IN THIS LEASE AND ANY OPERATIVE DOCUMENTS IS BASED UPON INFORMATION SUPPLIED BY EACH MANUFACTURER. LESSEE REPRESENTS TO LESSOR THAT LESSEE HAS USED ITS OWN JUDGMENT IN SELECTING THE AIRCRAFT AND HAS DONE SO BASED ON ITS SIZE, DESIGN AND TYPE. LESSEE ACKNOWLEDGES THAT (i) NO INDEMNITEE IS A SELLER, MANUFACTURER, REPAIRER OR PERSON MANAGING, DIRECTING OR PERFORMING SUCH SERVICES OF THE AIRCRAFT AND (ii) THE RENT AND OTHER AMOUNTS HAVE BEEN CALCULATED HAVING DUE REGARD FOR THE PROVISIONS OF THIS SECTION 10.3.

(c)    IN CONSIDERATION OF (i) LESSEE’S RIGHTS HEREUNDER TO INSPECT THE AIRCRAFT AND (ii) LESSOR’S ASSIGNMENT TO LESSEE OF ANY AND ALL ASSIGNABLE WARRANTIES OF ALL MANUFACTURERS, LESSEE HEREBY AGREES THAT ITS ACCEPTANCE OF THE AIRCRAFT AT DELIVERY AND ITS EXECUTION AND DELIVERY OF THE ACCEPTANCE CERTIFICATE CONSTITUTE LESSEE’S WAIVER OF THE WARRANTY OF DESCRIPTION, ANY CLAIMS LESSEE MAY HAVE AGAINST LESSOR BASED UPON THE FAILURE OF THE AIRCRAFT TO CONFORM WITH SUCH DESCRIPTION AND ANY AND ALL RIGHTS IT MAY HAVE UNDER APPLICABLE LAW. EVEN IF AT ANY TIME THE FAILURE OF THE AIRCRAFT TO CONFORM TO SUCH DESCRIPTION SUBSTANTIALLY IMPAIRS THE VALUE AND UTILITY OF THE AIRCRAFT AND LESSEE ACCEPTED THE AIRCRAFT WITHOUT DISCOVERING THE NONCONFORMITY BUT LESSEE’S ACCEPTANCE OF THE AIRCRAFT WAS REASONABLY INDUCED EITHER BY AN INDEMNITEE’S ASSURANCES OR BY THE DIFFICULTY OF DISCOVERING ANY DEFECT PRIOR TO ACCEPTANCE, LESSEE AGREES NOT TO LOOK TO ANY INDEMNITEE FOR DAMAGES OR RELIEF ARISING OUT OF THE FAILURE OF THE AIRCRAFT TO CONFORM TO SUCH DESCRIPTION.

(d)    DELIVERY BY LESSEE TO LESSOR OF THE ACCEPTANCE CERTIFICATE WILL BE CONCLUSIVE PROOF AS BETWEEN LESSOR AND LESSEE THAT LESSEE HAS EXAMINED AND INVESTIGATED THE AIRCRAFT, INCLUDING THE ENGINES AND THE AIRCRAFT DOCUMENTS AND THAT EACH IS IN THE CONDITION REQUIRED HEREUNDER AND WITHOUT DEFECT, EXCEPT AS SPECIFICALLY SET FORTH IN SUCH CERTIFICATE, (WHETHER OR NOT DISCOVERABLE OR DIFFICULT OF DISCOVERY AT DELIVERY) AND OTHERWISE IN EVERY WAY SATISFACTORY TO LESSEE.

(e)    LESSEE HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS WHICH IT MAY NOW HAVE OR WHICH AT ANY TIME HEREAFTER MAY BE CONFERRED UPON IT, BY STATUTE OR OTHERWISE, TO SUSPEND ITS PERFORMANCE HEREUNDER OR TO TERMINATE, CANCEL, QUIT OR SURRENDER THIS LEASE, INCLUDING, WITHOUT LIMITATION,

20
ARTICLE 10
LESSOR’S REPRESENTATIONS,
WARRANTIES AND COVENANTS; DISCLAIMERS

(X) ON ACCOUNT OF ANY GROUNDS OF INSECURITY WITH RESPECT TO LESSOR’S PERFORMANCE OF ITS OBLIGATIONS UNDER THIS LEASE AND (Y) ON ACCOUNT OF ANY REPUDIATION BY LESSOR OF ANY OF ITS OBLIGATIONS UNDER THIS LEASE, EXCEPT IN ACCORDANCE WITH THE EXPRESS TERMS HEREOF. EACH PAYMENT OF RENT MADE BY LESSEE TO LESSOR SHALL BE FINAL AND LESSEE WILL NOT SEEK TO RECOVER ANY PART OF SUCH PAYMENT FROM LESSOR FOR ANY REASON WHATSOEVER, EXCEPT FOR NEGLIGENCE OR MANIFEST ERROR IN THE CALCULATION OF THE AMOUNT OR REMITTANCE OF SUCH PAYMENT. LESSEE’S COVENANTS AND PROMISES IN THIS LEASE ARE IRREVOCABLE AND INDEPENDENT UPON DELIVERY HEREUNDER, AND NONE OF SUCH COVENANTS OR PROMISES IS SUBJECT TO CANCELLATION, TERMINATION, MODIFICATION, REPUDIATION, EXCUSE, OR SUBSTITUTION WITHOUT LESSOR’S CONSENT OR THE CONSENT OF SUCH OTHER PERSON TO WHOM THE COVENANT OR PROMISE RUNS. LESSEE AGREES THAT ITS ONLY RIGHT WITH RESPECT TO A DEFAULT BY LESSOR UNDER THIS LEASE IS, AFTER COMPLYING WITH ITS OBLIGATIONS UNDER THIS LEASE, TO MAKE A CLAIM AGAINST LESSOR FOR ACTUAL DAMAGES RESULTING DIRECTLY FROM SUCH DEFAULT AND LESSEE HEREBY WAIVES ANY OTHER RIGHTS OR REMEDIES IT MAY HAVE UNDER ARTICLE 2A (UNIFORM COMMERCIAL CODE—LEASES) OF THE NEW YORK UNIFORM COMMERCIAL CODE OR OTHERWISE IN RESPECT OF SUCH BREACH.

10.4.    DISCLAIMER AND WAIVER OF INCIDENTAL, CONSEQUENTIAL, SPECIAL AND PUNITIVE DAMAGES. EACH OF LESSEE AND LESSOR (EXCEPT IN RESPECT OF LESSOR AS OTHERWISE SET FORTH HEREIN OR IN ANY OTHER OPERATIVE DOCUMENT) AGREES THAT IT SHALL NOT BE ENTITLED TO RECOVER, AND HEREBY DISCLAIMS AND WAIVES ANY RIGHT THAT IT MAY OTHERWISE HAVE TO RECOVER, (i) INCIDENTAL, CONSEQUENTIAL, SPECIAL AND PUNITIVE DAMAGES, AND/OR (ii) DAMAGES IN CONNECTION WITH ANY INTERRUPTION OF SERVICE, LOSS OF BUSINESS OR IN THE CASE OF LESSOR, EXCEPT AS OTHERWISE PROVIDED IN ARTICLE 24, ANTICIPATED PROFITS AS A RESULT OF ANY BREACH OR ALLEGED BREACH BY THE OTHER OF ANY OF THE AGREEMENTS, REPRESENTATIONS OR WARRANTIES OF SUCH OTHER PARTY CONTAINED IN THIS LEASE OR ANY OPERATIVE DOCUMENTS.

10.5.    NO DUTY OF INDEMNITEES TO INSPECT, ETC. NO INDEMNITEE SHALL HAVE ANY DUTY OR OBLIGATION TO DETERMINE WHETHER ANY ITEM OF EQUIPMENT IS REQUIRED TO BE OVERHAULED OR MAINTAINED, OR TO OBSERVE OR INSPECT THE OVERHAUL OR MAINTENANCE OF ANY ITEM OF EQUIPMENT OR TO CONFIRM OR VERIFY THE FITNESS OR QUALIFICATION OF LESSEE OR ANY APPROVED MAINTENANCE ORGANISATION TO PERFORM ANY MAINTENANCE TO ANY ITEM OF EQUIPMENT AND NO INDEMNITEE SHALL INCUR ANY LIABILITY OR OBLIGATION IN CONNECTION WITH THE FOREGOING OR BY REASON OF THE FAILURE OF ANY ITEM TO BE PROPERLY MAINTAINED OR BY REASON OF ANY INDEMNITEE’S ELECTION TO OBSERVE OR INSPECT OR NOT TO OBSERVE OR INSPECT ANY MAINTENANCE CHECK OR OTHER MAINTENANCE OF ANY ITEM OF EQUIPMENT PERFORMED DURING THE LEASE TERM.

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ARTICLE 10 LESSOR’S REPRESENTATIONS,
WARRANTIES AND COVENANTS; DISCLAIMERS

11.	GENERAL OPERATION OF THE AIRCRAFT

11.1.    General Operation. Lessee will:

(a)    comply with the Law in any country or jurisdiction which may for the time being be applicable to the Aircraft and its use, maintenance and operation, including but not limited to the holding of all certificates, licenses, permits, authorisations and regulations, and take all reasonable steps to ensure that the Aircraft is not used for any illegal purpose;

(b)    not use any Item of Equipment in any manner contrary to:

(i)    any Manufacturer’s operating manuals or published instructions, or in violation of any airworthiness certificate or registration relating thereto; or

(ii)    any published recommendation of the Manufacturer of such Item of Equipment or regulation of the Aeronautics Authority or for any purpose for which the Aircraft is not designed or reasonably suitable;

(c)    ensure that all personnel directly or indirectly employed by it in connection with the operation and maintenance of the Aircraft have the qualifications and hold the licenses required by the Aeronautics Authority and applicable Law;

(d)    use the Aircraft solely in commercial passenger and cargo (provided such cargo is carried exclusively in the cargo compartments of the Aircraft) operations for which Lessee is duly authorised by the Aeronautics Authority and under applicable Law and, without prejudice to Lessee’s rights under Section 15.2 hereof, principally from one or more bases located within the State of Registration or Lessee’s State of Organisation (or such other location as Lessor may approve in writing from time to time, such approval not to be unreasonably withheld);

(e)    not utilise the Aircraft for purposes of training, qualifying or re-confirming the status of cockpit personnel except for the benefit of Lessee’s cockpit personnel, and then only if the use of the Aircraft for such purpose is not disproportionate to the use for such purpose of other similar model aircraft within Lessee’s fleet of aircraft; and

(f)    obtain and maintain in full force and effect all certificates, licenses, permits and authorisations required for the making of payments required by this Lease and the compliance by Lessee with its other Obligations.

11.2.    Insured Operations. Lessee will not use or locate or permit the Aircraft or any Item of Equipment to be used or located in any manner, for any purpose or at any location which is not covered by the insurance policies and the scope of coverage Lessee is required to carry and maintain as set forth in this Lease. Lessee will not carry any goods of any description excepted or exempted from such policies or do any other act or permit to be done anything which could reasonably be expected to invalidate or limit the coverage provided under any such insurance policy or coverage provided thereunder.

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ARTICLE 11
GENERAL OPERATION OF THE AIRCRAFT

11.3.    Carriage of Goods. Lessee shall not use the Aircraft for the carriage of:

(a)    whole animals living or dead except in compliance with I.A.T.A. regulations;

(b)    cargo to the extent forbidden pursuant to Section 2 (Limitations) of the I.A.T.A. Dangerous Goods Regulations, as revised, from time to time;

(c)    nuclear fuels or waste, illegal drugs, controlled substances or the like or any other goods, materials or items of cargo which are prohibited by Law; or

(d)    any other cargo which, whether due to size, content or packaging, (i) could reasonably be expected to cause damage to the Aircraft or (ii) the carriage of which might cause damage that would not be adequately covered by insurance.

11.4.    Operational Expenses. Lessee shall pay or procure payment of all expenses incurred in the operation of the Aircraft during the Lease Term including, without limitation, expenses of flight crews, cabin personnel, fuel, oil, lubricants, maintenance, insurance, landing and navigation fees, airport charges, passenger service and any and all other expenses or claims of any kind or nature incurred during the Lease Term, arising directly or indirectly in connection with or related to the use, movement, operation, storage or location of the Aircraft or any Item of Equipment. The obligations of Lessee under this Section 11.4 arising prior to any cancellation, termination or expiration of the Lease Term shall continue in full force and effect, notwithstanding such cancellation or termination (whether arising out of an Event of Default or otherwise) or expiration, and shall be enforceable by Lessor. Nothing herein shall be deemed to prevent Lessee from contesting any such expenses by appropriate proceedings, provided that no such contest shall give rise to any reasonable likelihood of the loss, forfeiture or seizure of the Aircraft or any criminal liability on the part of any Indemnitee.

11.5.    Compliance with Laws. Lessee will:

(a)    not cause or permit the Aircraft to proceed to, or remain at, any location to the extent then prohibited by applicable Law by any Governmental Authority of the State of Registration or Lessee’s, Lessor’s or Owner’s State of Organisation or any Governmental Authority of the country in which such location is situated, except under exigent circumstances, when necessary to safeguard the Aircraft or the lives and well-being of passengers and crew, provided that the Aircraft is promptly removed from such location upon cessation of such exigent circumstances; and

(b)    not use or permit the use of the Aircraft or any Item of Equipment with, for or on behalf of any Person:

(i)    whose property or interests in property are blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 24, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (as the same is in effect during the Lease Term);

(ii)    in violation of the United States Bank Secrecy Act, as amended, or any applicable regulations thereunder;

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ARTICLE 11
GENERAL OPERATION OF THE AIRCRAFT

(iii)    in violation of any of the sanctions programs administered by the Office of Foreign Assets Control of the United States Department of Treasury (“OFAC”), any regulations promulgated thereunder by OFAC or under any affiliated or successor governmental or quasi-governmental office, bureau or agency, or any enabling legislation or executive order relating thereto (ref: www.ustreas.gov/offices/enforcement/ofac/);

(iv)    on the list of “Specially Designated Nationals” and “Blocked Persons” or prohibited under any OFAC regulation or executive order, as the same are amended from time to time;

(v)    in violation of a United Nations sanction or whose assets have been frozen by enabling legislation of the same in the State of Registration or Lessee’s State of Organisation; or

(vi)    in violation of any Laws similar to or consistent with the foregoing clauses (i) through (v) as the same are enacted in Lessee’s State of Organisation or the State of Registration;

as any or all of the same are amended or supplemented from time to time, and including any successor Laws as the same are enacted from time to time.

11.6.    Lessee’s Covenants Regarding Use of the Aircraft. Lessee covenants to Lessor that it will procure that (x) in each calendar year that begins and ends during the Lease Term and (y) in the case of the calendar year that includes the Delivery Date, during the part of such calendar year that begins on the Delivery Date and (z) in the case of the calendar year that includes the Termination Date, during the part of such calendar year that ends on the Termination Date:

(a)    either:

(i)    the Aircraft will be located outside the U.S.A. and outside Puerto Rico (in each case including the territorial sea extending two hundred (200) nautical miles from the coast thereof) more than fifty percent (50%) of the time, or

(ii)    more than fifty percent (50%) of the miles traversed in the use of the Aircraft will be outside the U.S.A. and outside Puerto Rico (in each case including the territorial sea extending two hundred (200) nautical miles from the coast thereof), provided that the Aircraft will be deemed to be in the U.S.A. at all times during which it is engaged in transport between the U.S.A. and Puerto Rico or between two points in the U.S.A. or between two points in Puerto Rico; and

(b)    either:

(i)    the Aircraft will be located outside Canada (including the territorial sea extending two hundred (200) nautical miles from the coast thereof) more than fifty per cent (50%) of the time, or

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ARTICLE 11
GENERAL OPERATION OF THE AIRCRAFT

(ii)    more than fifty per cent (50%) of the miles traversed in the use of the Aircraft will be traversed outside Canada (including the territorial sea extending two hundred (200) nautical miles from the coast thereof); and

(c)    the Aircraft will not be used, pursuant to any sublease, wet lease, charter, or otherwise, by any Person that:

(i)    has a State of Organisation in or whose State of Organisation is (A) Canada or (B) Puerto Rico or the U.S.A., or

(ii)    is resident or principally based in (A) Canada or (B) Puerto Rico or the U.S.A., or

(iii)    has any right under any sublease, wet lease, charter or other agreement to use (or to permit or suffer any other Person to use) the Aircraft or any part thereof in a manner which is reasonably likely to result in a breach of any covenant of Lessee in this Section 11.6, except that the Aircraft may be wet leased to a Person described in subclause (i)(B) or (ii)(B) provided that such Person will not have the right to use the Aircraft for more than a total of ninety (90) days in any calendar year, and Lessee provides Lessor written notice of such wet lease within ten (10) days after the date on which such wet lease is executed. For purposes of this Section 11.6(c), the term “wet lease” shall have the same meaning as the term Wet Lease except that it may include a “wet lease” of the Aircraft by a Permitted Sublessee (and in such case references to Lessee appearing in the definition of the term Wet Lease shall be deemed to refer to such Permitted Sublessee).

11.7.    Certain Tax Matters. If, after the Delivery Date, an amendment to Section 954 of the United States Internal Revenue Code of 1986, as amended (the “U.S. Tax Code”), is enacted or an amendment to the Treasury Regulations under Section 954 of the U.S. Tax Code is promulgated as a final regulation and if independent tax counsel engaged by Lessee and reasonably acceptable to Lessor delivers to Lessee and Lessor a written opinion to the effect that due to such amendment, Rent payable by Lessee pursuant to this Lease will be treated as “derived from leasing the Aircraft in foreign commerce” within the meaning of Section 954(c)(2)(A) of the U.S. Tax Code even if Lessee does not comply with its warranty and covenant in Section 11.6(a), then if requested by Lessee in writing and if no Event of Default shall have occurred and be continuing, Lessor will negotiate with Lessee in good faith with a view to amending Section 11.6 to reflect such amendment, provided that no such amendment shall give rise to a reasonable likelihood that any Indemnitee would incur any liability, loss, cost, expense or other adverse consequence that it would not have incurred in the absence of such amendment unless Lessee is required by this Lease or any other Operative Document to indemnify such Indemnitee therefor in a manner that is reasonably satisfactory to such Indemnitee. Lessee shall pay the costs and expenses incurred by Lessor or any other Indemnitee in connection with the negotiation, documentation, execution, delivery, filing or recording of any amendment requested by Lessee pursuant to this Section 11.7.

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GENERAL OPERATION OF THE AIRCRAFT

12.	MAINTENANCE, MODIFICATION AND OPERATION OF THE AIRCRAFT

12.1.    General. Lessee, at its own expense, shall cause the Aircraft and each Item of Equipment to be serviced, repaired, overhauled, tested and maintained:

(a)    in accordance with the Maintenance Program and the applicable Manufacturer’s Repair Manuals including, without limitation, the Manufacturer’s recommended corrosion prevention and control program for the Aircraft;

(b)    so as to keep each such Item in as good operating condition and as necessary to maintain the value, utility and appearance of the Aircraft as when delivered to Lessee hereunder, reasonable wear and tear excepted;

(c)    in compliance with Manufacturers’ service bulletins designated by such Manufacturer as either (x) an Alert Service Bulletin or (y) a mandatory service bulletin, either of which by their terms (i) is applicable to the respective Item of Equipment and (ii) specify compliance during the Lease Term;

(d)    in compliance with all other Manufacturer’s service bulletins which require compliance in order to maintain the validity of warranties assigned or otherwise provided to Lessee; and

(e)    in compliance with all Airworthiness Directives which by the terms of each such AD require compliance during the Lease Term and which shall be accomplished in strict accordance with such AD. Notwithstanding the foregoing, compliance with any AD may be accomplished by the use of an alternate method of compliance, provided that such alternate method of compliance is approved by EASA and the Aeronautics Authority, without limitation.

12.2.    Accomplishment of Tasks and Repairs. Lessee shall cause, at its expense, all Tasks to be accomplished on the Aircraft as they become due, with no discrimination toward the Aircraft with respect to any maintenance accomplished on similar model aircraft within Lessee’s fleet of aircraft. To the extent that the Maintenance Program permits certain structural Tasks to be accomplished on a sampling basis, Lessee nevertheless shall accomplish on the Aircraft all such structural Tasks that, by the terms of such Tasks, are applicable to the Aircraft, provided, however, at Lessee’s option the accomplishment of such structural sampling Tasks may be deferred during the Lease Term, but in any event all such structural sampling Tasks that have been deferred shall be accomplished by Lessee not later than during the Final Check. Any damage, defects or corrosion discovered during the Lease Term shall be repaired in accordance with the applicable Manufacturer’s Repair Manual approved procedures at the sole expense of Lessee, and Lessee shall obtain Required Approval with respect to any repairs or modifications accomplished during the Lease Term which have not been approved by the Manufacturer and the Certificating Authority in addition to any approval received by Lessee from the Aeronautics Authority with respect to any such repairs or modifications.

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ARTICLE 12
MAINTENANCE, MODIFICATION AND
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12.3.    Information on Maintenance. Lessee, at its cost and expense, shall furnish Lessor, at such times during the Lease Term as Lessor shall reasonably request, copies of records maintained relating to the Aircraft.

12.4.    Aircraft Documents in English Language. Lessee, at its cost and expense, shall maintain all Aircraft Documents produced during the Lease Term by or for the benefit of Lessee or any Permitted Sublessee or delivered to Lessee on the Delivery Date, in the English language, including such Aircraft Documents described above and required by the applicable Aeronautics Authority to be maintained in respect of each Item of Equipment, and promptly furnish to Lessor upon Lessor’s request such information as may be required to enable Lessor to file any reports required to be filed with any Governmental Authority because of Owner’s ownership of the Aircraft.

12.5.    Originals. All Aircraft Documents, including records and documentation of maintenance accomplished on the Aircraft and any Item of Equipment shall be retained by Lessee until the Termination Date, at which time all records and Aircraft Documents shall be returned to Lessor in original (not duplicate) form, or, to the extent delivered with the Aircraft at Delivery, in such form as received by Lessee at Delivery. Notwithstanding the preceding sentence, Lessee may return any such Aircraft Documents in electronic form, except with respect to documentation of Airworthiness Directive accomplishments which must be in original form with the signature of the Person authorized to accomplish such, subject to the following:

(a)    Lessee shall, unless already possessed by Lessor, provide Lessor with the software necessary to access such electronic documentation and the appropriate licenses for Lessor and any other owner or operator to use such software;

(b)    Lessee shall provide Lessor with the appropriate excerpts from Lessee’s operations or procedures manuals (in English), approved by the Aeronautics Authority, specifying the procedures to be adhered to by Lessee in the use of such form of electronic documentation in place of original documents; and

(c)     Lessee shall provide certification by a duly authorized officer of Lessee that the electronic documentation was maintained in accordance with the Aeronautics Authority approved procedures as set forth in clause (b) above.

12.6.    Performance of Maintenance. All Maintenance Checks, including the Final Check, shall be accomplished only at Approved Maintenance Organisations which shall be approved by Lessor, acting reasonably, in writing prior to the commencement of such Maintenance Check, such approval not to be unreasonably withheld. All other maintenance on the Aircraft will be performed by Lessee using personnel that are approved and appropriately certified by the Aeronautics Authority to perform such maintenance. Notwithstanding the preceding, at any time during the Lease Term, Lessee may provide Lessor with a list of Approved Maintenance Organisations that Lessee plans to use, and unless Lessor notifies Lessee in writing of its objection to any such Approved Maintenance Organisation at least thirty (30) days prior to the commencement of any Maintenance Check, such Maintenance Check may nevertheless be accomplished at such Approved Maintenance Organisation objected to by Lessor and such Approved Maintenance Organisation shall be deemed to be approved by Lessor for the accomplishment of such Maintenance Check, but otherwise such Approved Maintenance Organisation objected to by Lessor shall no longer be deemed to be approved.

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ARTICLE 12
MAINTENANCE, MODIFICATION AND
OPERATION OF THE AIRCRAFT

12.7.    Alterations, Modifications and Additions.

(a)    Required Alterations, Modifications and Additions. Lessee, at its own cost and expense, shall make such alterations, modifications and additions to the Aircraft and any Items of Equipment as may be required from time to time to comply with:

(i)    all Manufacturers’ service bulletins designated by such Manufacturer as either (x) an Alert Service Bulletin or (y) a mandatory service bulletin, either of which by their terms (1) is applicable to the respective Item of Equipment and (2) specify compliance during the Lease Term;

(ii)    Airworthiness Directives which by the terms of each such AD require compliance during the Lease Term and which shall be performed in strict accordance with such AD and without application or utilisation of any alternate method of compliance; and

(iii)    all Laws of the Aeronautics Authority which require compliance during the Lease Term.

(b)    Discretionary Alterations, Modifications and Additions.

(i)    Except as set forth in the preceding clause (a) or the following clause (ii), Lessee shall not make any alteration, modification or addition to the Aircraft or any Item of Equipment (including, but not limited to, galleys, lavatories, avionics or Engines) without the prior written consent of Lessor, which consent shall not be unreasonably withheld and shall be deemed given in the absence of a response within ten (10) Business Days following Lessor’s receipt of Lessee’s written request.

(ii)    Notwithstanding the provisions of the preceding clause (i), Lessor’s consent shall not be required for any discretionary alteration, modification or addition that Lessee wishes to perform to the Aircraft provided that any such alteration, modification or addition does not require or result in a modification to the Aircraft structure or electrical wiring system, and is:

(A)    for the installation of additional or enhanced Items of Equipment (and not in substitution for the same, unless replacing a Part with another Part that is of a higher modification status); or

(B)    cosmetic (and non-structural) in nature in order for Lessee to display its name, logo or other identification or advertising; or

(C)    to the Aircraft interior configuration that (1) utilises the existing seat track system (without modification), (2) does not require the addition to, removal of or modification of any Aircraft structure, (3) does not impair the

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MAINTENANCE, MODIFICATION AND
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value or utility of the Aircraft or any Item of Equipment or adversely affect compliance with the type certificate data sheet of the Aircraft, and (4) does not cause any change in the category or status of the Aircraft as defined by the Manufacturer.

(c)    Removed Items – Title and Risk of Loss. Subject to the provisions of Sections 12.8 and 12.9, title to any and all Items of Equipment removed from the Aircraft shall remain with Owner and risk of loss or damage to the same shall remain with Lessee during the Lease Term and Lessee shall keep, store and maintain the same in accordance with Manufacturer’s published procedures or written recommendations of the Manufacturer and standard industry practice (including the issuance of a Certificating Authority Form at the time of removal) for subsequent reinstallation or, at Lessor’s option, return to Lessor on the Termination Date.

(d)    De-Modification of Aircraft. Subject to the provisions of Sections 12.8 and 12.9, at Lessor’s option (unless otherwise agreed in writing by Lessor and Lessee), Lessee shall, in connection with Return, de-modify and restore the Aircraft to the condition and configuration it was in prior to the accomplishment of any alterations, modifications or additions performed in accordance with this Section 12.7, assuming such condition was in compliance with the terms of this Lease, notwithstanding the provision of Lessor’s consent under Section 12.7(b)(i), if the same is provided, or otherwise.

12.8.    Replacement of Parts. Lessee, at its own cost and expense, shall promptly replace all Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, Lessee may remove any Part, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided that Lessee shall as promptly as practicable either reinstall such Part or replace such Part pursuant to the terms of this Article 12. Each replacement part prior to installation in the Aircraft or any Item of Equipment:

(a)    shall be free and clear of all Liens (other than Permitted Liens);

(b)    shall be in as good operating condition and shall have a value, utility, maintenance, modification and repair status at least equal to the Part replaced, assuming such replaced Part was in the condition and repair required to be maintained by the terms hereof;

(c)    shall have documentation evidencing compliance with all applicable Certificating Authority and Aeronautics Authority requirements, including, without limitation (but to the extent applicable):

(i)    a Certificating Authority Form and, if not indicated on such form, a teardown report indicating time since Overhaul and a description of work accomplished with respect to such part by an Approved Maintenance Organisation;

(ii)    Overhaul records with respect to Parts replacing Time Controlled Parts;

(iii)    documentation of modification status and compliance with Airworthiness Directives; and

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MAINTENANCE, MODIFICATION AND
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(iv)    any other appropriate documentation applicable to the maintenance and repair status of such part; and

(d)    shall:

(i)    have the same part number and be of the same Manufacturer as the replaced Part (an “OEM Part”), except (x) to the extent the Manufacturer has superseded the part number of such OEM Part, and in such an event the superseding part number shall be an acceptable alternate pursuant to the Manufacturer’s Repair Manual or a Required Approval or (y) if such OEM Part is no longer commercially available, an equivalent part with a different part number or from a different manufacturer shall be acceptable, and (z) non-OEM Parts manufactured by alternate manufacturers may be used to replace airframe consumable items, cosmetic items and standard hardware in the passenger cabin of the Aircraft, provided, however, each of sub-clauses (y) and (z) herein with respect to such equivalent parts or non-OEM Parts shall be subject to the approval of both the Airframe Manufacturer and the EASA for installation of such parts on the Aircraft;

(ii)    with respect to Time Controlled Parts, have not accumulated more time since new (and time since Overhaul if such replaced Part has previously been Overhauled) than that of the replaced Part.

12.9.    Title to Parts.

(a)    Parts Replacement in Connection with Maintenance. Any Part removed from the Airframe or any Item of Equipment shall remain the property of Owner and subject to this Lease, no matter where located, until such time as such Part shall be replaced by a part which has been incorporated or installed in or attached to the Aircraft or an Item of Equipment pursuant to the requirements for replacement parts specified in Section 12.8 and title to such replacement part has been vested in Owner. Except as set forth in Section 12.10, immediately upon any replacement part becoming incorporated, installed or attached to the Aircraft or an Item of Equipment as provided above, such part shall become the property of Owner, title to such replacement part shall immediately vest in Owner and such replacement part shall become subject to this Lease and be deemed a Part for all purposes hereof to the same extent as the Part which it has replaced. Once the replacement part has become subject to this Lease, title to the Part so replaced shall immediately vest in Lessee.

(b)    Parts Replacement in Connection with Discretionary Alterations, etc. So long as no Default or Event of Default shall have occurred and be continuing, at any time during the Lease Term, Lessee may remove any Part from an Item of Equipment that was installed pursuant to Lessee’s accomplishment of an alteration, modification or addition pursuant to Section 12.7(b), provided that:

(i)    such Part is in addition to and not in replacement of or in substitution for, any Part originally incorporated or installed in or attached to such Item at the time of delivery thereof hereunder or any Part in replacement of, or substitution for, any such original Part;

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MAINTENANCE, MODIFICATION AND
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(ii)    such Part is not required to be incorporated or installed in or attached or added to such Item pursuant to the terms hereof;

(iii)    such Part can be removed from such Item without diminishing or impairing the value, utility or airworthiness which such Item would have had at such time had such alteration, modification or addition not occurred; and

(iv)    such Part is not required to be installed on or attached to such Item of Equipment by the Aeronautics Authority or the Certificating Authority in order to maintain the airworthiness certification of the Aircraft for passenger operation.

Upon removal of any such Parts, Lessee shall restore the area where such Part was removed so that it is in the condition it would have been had such Part not been installed, assuming such condition was in compliance with the terms of this Lease, and so that such removal is undetectable. Title to any Part not removed by Lessee as above provided prior to the return of the respective Item of Equipment to Lessor hereunder shall remain with Owner.

12.10.    Temporary Replacement of Parts. Provided no Event of Default has occurred and is continuing, at any time during the Lease Term, any Part incorporated or installed in or attached or added to any Item of Equipment may be replaced temporarily with a part which does not satisfy the requirements of Section 12.8; provided that:

(a)    there shall not have been readily or economically available to Lessee at the time and in the place that such substitute or replacement part was required to be installed on the Airframe or Engine a replacement part complying with the requirements of Section 12.8;

(b)    it would have resulted in an unreasonable disruption of the operation of the Aircraft and/or the business of Lessee as an airline (as determined by Lessee) to have grounded the Aircraft until such time as a replacement part complying with the requirements of Section 12.8 became available for installation on the Aircraft;

(c)    as soon as practicable after installation of the same on the Airframe or Engine (and in any event no later than the earliest to occur of (i) the first C-Check following such installation, (ii) the Scheduled Termination Date or (iii) the Termination Date) Lessee shall remove any such part not complying with the requirements of Section 12.8 and replace the same with a part complying with such requirements.

Upon the replacement by Lessee of any such non-conforming part pursuant to the foregoing clause (c), title to such replacement part shall, without further act, vest in Owner and such part shall be deemed a Part hereunder.

12.11.    Exchanging Parts. Any Part removed from the Aircraft or any Item of Equipment in the course of performance of maintenance on the same may be subjected by Lessee to normal exchanges customary in the airline industry in the ordinary course of Lessee’s business provided that (x) the parts replacing such removed Parts are incorporated, installed in or attached to the Aircraft or such Item of Equipment promptly following the removal of such Parts, and (y) all applicable requirements of the Aeronautics Authority and the Certificating Authority shall be

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adhered to with respect to all such Parts being incorporated, installed, or attached, whether or not such Part was originally removed from the Aircraft or any Item of Equipment or is a replacement for any such removed Part. Lessee shall, whether or not such exchanged part is owned by Lessee at the time such exchange is completed, comply or ensure the continued compliance with the requirements of Sections 12.8, 12.9 and 12.10 as applicable prior to installation of the same into the Aircraft or any Item of Equipment.

12.12.    Temporary Attachment and Removal of Engines.

(a)    Installation of Other Engines.

(i)    In the course of performance of Lessee’s Obligations under this Lease, Lessee may temporarily remove an Engine from the Airframe and install an engine on the Airframe that is owned by Lessee or which is subject to a lease, conditional sale agreement, trust indenture or other security agreement, provided that such other engine is (x) free and clear of all Liens except the rights of the parties to the lease or conditional sale or other security agreement covering such engine and as the same are otherwise permitted to exist pursuant to Section 17.7, and (y) Lessee, or if Lessee is not the owner of the engine, the lessor, conditional seller, indenture trustee or secured party of any such engine agrees in writing in a form satisfactory to Lessor, acting reasonably, and which agreement may be set forth in the relevant lease, conditional sale agreement, mortgage, indenture or security agreement, that it will not acquire or claim, as against Lessor, any right, title or interest in or any adverse right, title or interest to the Airframe or any Item of Equipment as the result of any such engine being installed on the Airframe. Lessor agrees for the benefit of any such owner, lessor, conditional seller or secured party that, subject to such Person’s agreement as set forth above, Lessor shall not claim any interest in any such engine by virtue of its installation on the Airframe. If any of the respective interests of Lessor, Owner or any relevant Financing Party in any Item of Equipment is materially impaired by virtue of installation of such engine on the Airframe, Lessee shall promptly, following receipt of written notice from Lessor to such effect, remove such engine from the Airframe, failing which such impairment or adverse effect will be deemed an Event of Default pursuant to Section 23(k).

(ii)    Lessee shall comply with the requirements of Section 19.4(c) for as long as such engine is installed on the Airframe and the engine shall be removed from the Airframe and the removed Engine reinstalled on the Airframe upon the occurrence and continuation of an Event of Default, but in any event, not later than the Termination Date.

(b)    Installation of Engines on other Airframes. Provided no Event of Default has occurred and is continuing, Lessee may install an Engine removed from the Airframe on any other airframe of the same type operated by and in Lessee’s fleet of aircraft, but only if:

(i)    Lessee has title to such other airframe and such airframe is free and clear of all Liens (except as the same are permitted to exist pursuant to Section 17.7); or

(ii)    such other airframe is leased to Lessee or owned by Lessee subject to a conditional sale or other security agreement, provided that (A) such airframe is free and

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ARTICLE 12 MAINTENANCE, MODIFICATION AND
OPERATION OF THE AIRCRAFT

clear of all Liens except the rights of the parties to the lease or conditional sale or other security agreement covering such airframe and as the same are otherwise permitted to exist pursuant to Section 17.7, and (B) there shall be in effect a written recognition of rights agreement of the lessor or secured party of such airframe substantially in the form appearing in Appendix 8 or substantially similar agreement to the effect that such lessor, conditional seller or secured party will not claim any interest in the Engine by virtue of such Engine being installed on such airframe, and which agreement may be set forth in any relevant lease, conditional sale agreement, mortgage or security agreement. If any of the respective interests of Lessor or any relevant Financing Party in an Engine is materially impaired by virtue of installation on any such other airframe, Lessee shall promptly remove such Engine from such other airframe, failing which such impairment or adverse effect will be deemed an Event of Default under Section 23(k) or in the event such continued installation of such Engine on such airframe has resulted in loss of title to the Engine by Lessor, an Engine Loss;

and in either case, Lessee shall comply with the requirements of Section 19.4 for as long as such Engine is installed on such other airframe and the Engine shall be removed from such other airframe for reinstallation on the Airframe upon the occurrence and continuation of an Event of Default, but in any event, not less than thirty (30) days prior to the Scheduled Termination Date.

12.13.    Installation of Items of Equipment on Other Aircraft. Subject to the preceding provisions of this Article 12, Lessee may permit any Item (excluding Landing Gear) to be installed on another aircraft solely to the extent such aircraft is within Lessee’s fleet of aircraft; provided, however, upon the occurrence and continuation of an Event of Default following the removal of any such Item from the Aircraft, Lessee shall promptly, but in no event later than ten (10) Business Days following such Event of Default:

(a)    reinstall on the Aircraft each such Item not then currently installed thereon, assuming such Item is in airworthy condition, or

(b)    in the event such Item is not in an airworthy condition, such Item shall be restored promptly to an airworthy condition and reinstalled on the Aircraft or, in the case of a Part, such Part may be exchanged in accordance with Section 12.11.

12.14.    Failure to Reinstall Engines and Items of Equipment on the Aircraft. If (a) an Event of Default has occurred and is continuing which is the result of Lessee’s failure to make any payments when due or failure to maintain the airworthiness of the Items of Equipment, and (b) Lessee fails to comply with the requirements set forth in Sections 12.12 and 12.13, then in such instance and in recognition of the higher credit risk to which an aircraft lessor is exposed when an Engine, APU, or Part has been removed from an aircraft at a time when a Default or an Event of Default has occurred and is continuing, Lessee shall pay to Lessor an additional rental charge, incurred as Supplemental Rent and not as a penalty, in the amount of (X) ***** for each Engine, (Y) ***** for the APU, and (Z) ***** of the replacement cost for any Part, for each day each such Engine, APU or Part, as the case may be, remains in noncompliance with Sections 12.12 or 12.13, as the case may be.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

33
ARTICLE 12 MAINTENANCE, MODIFICATION AND
OPERATION OF THE AIRCRAFT

13.	MAINTENANCE RESERVES

13.1.    Maintenance Reserves. Lessee shall make payments to Lessor in respect of the Maintenance Reserves in accordance with Appendix 2C, on a monthly basis, within ten (10) days following the last day of each Calendar Month, with the first payment due ten (10) days following the first full Calendar Month of the Lease Term; provided that Lessee’s final payment in respect of Maintenance Reserves shall be made on the Termination Date.

13.2.    Discrepancies. If Lessee’s actual utilisation of the Aircraft is greater than Lessee’s utilisation of the Aircraft reported to Lessor in accordance with Article 16, Lessee shall make up any deficiency payments in respect of Maintenance Reserves to Lessor within three (3) Business Days of the date of receipt of written notice from Lessor.

13.3.    Rights in Maintenance Reserves.

(a)    All amounts paid by Lessee in respect of Maintenance Reserves are the sole and exclusive property of Lessor and Lessor shall be entitled to freely commingle such moneys with its several funds and deal with such moneys as Lessor sees fit. Notwithstanding such stated intent, if and to the extent that the Maintenance Reserves or any part thereof, under any applicable Law or otherwise, are determined to be security deposits or otherwise the property of Lessee or if it is so determined those monies are a debt owed to Lessee or that Lessee shall have any interest in those monies, Lessee and Lessor agree that subclauses (i) and (ii) below shall apply.

(i)    Pursuant to applicable Law, Lessee hereby grants to Lessor a first and prior perfected Lien and possessory security interest in the Maintenance Reserves as security for Lessee’s Obligations, including, without limitation, the obligations of Lessee to maintain and return the Aircraft and each Item of Equipment in the condition required by this Lease. Lessee agrees to execute and file, at Lessee’s expense, with the appropriate Governmental Authorities any and all documents necessary or reasonably requested by Lessor to evidence and perfect such security interest in favour of Lessor, including but not limited to the execution before a notary public of a pledge agreement under and pursuant to Mexican Law between Lessee, as pledgor, and Lessor, as pledgee, in form and substance reasonably acceptable to Lessor, and the filing and registration thereof with the appropriate Governmental Authorities.

(ii)    Lessee shall not assign, hypothecate or otherwise transfer its interests, if any, in the Maintenance Reserves.

(b)    Upon and during the continuance of an Event of Default, and in addition to all other rights Lessor may have under this Lease under applicable Law, Lessor may use, apply or retain all or any portion of the Maintenance Reserves, and, without limitation, Lessor may immediately or at any time thereafter, while any Event of Default is continuing, without prior notice to Lessee (x) offset all or any part of the Obligations or Related Obligations against the liabilities of Lessor in respect of any obligations of Lessor or Affiliate of Lessor under any Related Lease, or (y) apply the Maintenance Reserves in or towards the payment or discharge of the Obligations or Related Obligations in such order as Lessor reasonably sees fit. If Lessor uses or applies all or any portion of such Maintenance Reserves, such application shall not be deemed a cure of any Default or Event of Default unless and until Lessee shall have, and Lessee shall

34
ARTICLE 13
MAINTENANCE RESERVES

within three (3) Business Days after written demand therefor deposit with Lessor in cash an amount sufficient to fully restore each such Maintenance Reserve account to its original sum prior to such application plus any amount then due and payable by Lessee in respect of Maintenance Reserves.

13.4.    Claims for Reimbursement - Timing. Any claim by Lessee for reimbursement from the Maintenance Reserves made pursuant to this Lease shall be made within the earlier to occur of (x) one hundred eighty (180) days following the completion date of the Maintenance Check for which such claim is being made and (y) the Termination Date, provided that notification by Lessee to Lessor on or before the Termination Date that a claim exists and will be submitted no later than 180 days following completion of the respective Maintenance Check shall be deemed as complying with the timing requirement set forth herein. Should Lessee fail to make such claim within such time period (or agree with Lessor in writing concerning an alternate disposition for such claim), Lessee shall thereafter be forever barred and estopped from making a claim in respect of such maintenance.

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ARTICLE 13
MAINTENANCE RESERVES

14.	MANUFACTURERS’ WARRANTIES

14.1.    Assignable Warranties. At Delivery, Lessor will assign and make available to Lessee for the duration of the Lease Term the benefit of all assignable warranties provided to Lessor by the Airframe Manufacturer and the Engine Manufacturer pursuant to airframe and engine warranty assignment agreements in form and substance satisfactory to Lessee, Lessor and such Manufacturer. In addition, at Delivery Lessor will assign and make available to Lessee for the duration of the Lease Term the benefit of all assignable warranties provided to Lessor by any other Manufacturer, and at Lessee’s cost, Lessor shall cooperate with Lessee in respect of the enforcement of any such warranties.

14.2.    Reassignment; Assignment of Lessee Warranties. On the Termination Date:

(a)    the benefit of any warranty and other rights assigned or made available by Lessor to Lessee pursuant to this Lease will be reassigned automatically and without further act or writing to Lessor; provided that upon the occurrence and continuation of an Event of Default, Lessor may instruct any Manufacturer of any Item of Equipment to make any payments of monies under any warranty claims made by Lessee directly to Lessor for further credit to Lessee upon and subject to Lessee’s cure of such Event of Default; and

(b)    Lessee shall assign and shall be deemed to have assigned to Lessor on and as of the Termination Date, at no charge to Lessor, any and all warranties Lessee has obtained in connection with any maintenance or services performed on the Aircraft or any Item of Equipment during the Lease Term.

14.3.    Warranty Claims. Lessee will diligently and promptly pursue any valid claims it may have under the warranties assigned to it hereunder with respect to the Aircraft and other Items of Equipment. At the written request of Lessor, Lessee shall provide an itemised list to Lessor not later than the earlier of (x) fourteen (14) days prior to the Scheduled Termination Date and (y) the Termination Date of all such warranty claims made by Lessee during the Lease Term to the extent historical records of the same are maintained by Lessee (except to the extent such information shall have previously been provided to Lessor).

36
ARTICLE 14
MANUFACTURERS’ WARRANTIES

15.	SUBLEASING AND WET LEASING

15.1.    Subleasing. Provided no Default or Event of Default has occurred and is continuing, Lessee may, subject to the restrictions contained in Section 11.6, enter into Permitted Subleases for the Aircraft with Permitted Sublessees provided that:

(a)    the term of such Permitted Sublease is not for a period exceeding the Lease Term and shall expressly prohibit sub-subleasing of the Aircraft and any Item of Equipment independent of the Airframe;

(b)    the rights of the Permitted Sublessee under such Permitted Sublease are at all times expressly subject and subordinate to the rights of Lessor hereunder and to the respective interests of Owner, Owner Participant and any Financing Parties and shall contain a provision substantially to the effect of:

“Anything in this sublease to the contrary notwithstanding, the sublessee’s rights hereunder to the possession, use and enjoyment of the Airframe, and if attached to the Airframe at the commencement of the sublease or if subsequently delivered to sublessee during the term of the sublease, the Engines in accordance with the terms hereof shall be subject to the Aircraft Lease Agreement dated as of 17 November 2010 (the ‘Primary Lease’) between Wilmington Trust SP Services (Dublin) Limited, as lessor (the ‘Primary Lessor’), and the sublessor hereunder, in respect of the Aircraft, Airframe and Engines, and the sublessee confirms and agrees that this sublease is in all respects subject and subordinate to the Primary Lease. Upon notice to the sublessee hereunder by the Primary Lessor that an Event of Default (as defined in the Primary Lease) has occurred and is continuing, and that the Primary Lease shall have been cancelled or terminated pursuant to the terms thereof, the Primary Lessor may, at its option, by written notice to the sublessee after the date of such cancellation or termination:

(i)	require the sublessee to enter into an agreement, in form and substance satisfactory to the Primary Lessor, recognising the Primary Lessor, as the sublessor hereunder and reconfirming all of the obligations of the sublessee hereunder, or

(ii)	terminate this sublease and require prompt delivery by the sublessee of the Aircraft to the Primary Lessor, in accordance with the return provisions of this sublease.

Unless the sublessee shall have received any such written notice from the Primary Lessor requiring attornment or terminating this sublease, the sublessee shall be and remain fully obligated hereunder notwithstanding the continuance of any Event of Default under the Primary Lease or the termination or cancellation thereof pursuant to the terms thereof.”;

(c)    Lessee causes the Permitted Sublessee under the Permitted Sublease to deliver to and for the benefit of Lessor at or prior to the delivery of the Aircraft under the Permitted Sublease a supplemental power of attorney for deregistration of the Aircraft in the form delivered by Lessee to Lessor at Delivery;

37
ARTICLE 15
SUBLEASING AND WET LEASING

(d)    Lessee and such Permitted Sublessee shall not enter into any amendments, modifications, waivers or the like of any provision of the Permitted Sublease without Lessor’s prior written consent and should such consent be granted, Lessee shall deliver to Lessor a copy of any such duly executed agreements between Lessee and such Permitted Sublessee in connection with the same;

(e)    if necessary, Lessee and Permitted Sublessee shall authorise the filing of and deliver documents appropriate for perfection filings in the State of Registration and such other jurisdictions as Lessor, in good faith, deems reasonable and appropriate, in form and substance satisfactory to Lessor, covering the interests of Lessee and such Permitted Sublessee under such Permitted Sublease, together with any other documents requested by Lessor to protect or perfect the interest of Lessor, Owner, Owner Participant and any Financing Parties in the Permitted Sublease in the State of Registration and/or such other jurisdictions;

(f)    Lessee shall assign each Permitted Sublease and all rights and security deposits and maintenance and other reserves received thereunder to Lessor pursuant to a security assignment of the Permitted Sublease together with a consent and agreement of the Permitted Sublessee, each in form and substance satisfactory to Lessor and, if applicable, Owner, Owner Participant and each Financing Party, as security for Lessee’s Obligations, and Lessor shall receive an opinion of Lessee’s counsel regarding the enforceability and perfection of the Permitted Sublease and such assignments for security and the consent and agreement or other assurances reasonably satisfactory to Lessor;

(g)    the provisions of each Permitted Sublease shall provide for benefits and protections to Lessee, as sublessor, which are (in respect of material terms and in the aggregate) not less advantageous to Lessee, as sublessor, than the benefits and protections provided to Lessor by the provisions of this Lease;

(h)    Lessee shall (x) notify Lessor of the terms of each Permitted Sublease (and provide copies of the final drafts thereof) not less than fifteen (15) Business Days prior to the execution of such Permitted Sublease, and (y) furnish the “original” copy of such Permitted Sublease to Lessor as soon as possible after the execution thereof, but in any event prior to the delivery of the Aircraft to such Permitted Sublessee; and

(i)    neither Lessee nor Permitted Sublessee shall register any Permitted Sublease on the International Registry without Lessor’s prior consent, which consent shall not be unreasonably withheld.

15.2.    Wet Leasing. Provided no Event of Default has occurred and is continuing, Lessee may, subject to the restrictions contained in Section 11.6, enter into Wet Leases for the Aircraft to any Person provided that:

(a)    the rights of the lessee under the Wet Lease are at all times expressly subject to and subordinate to, and do not conflict in any respect with (or give such wet lessee any rights greater than the rights of Lessee under), the terms of this Lease and the rights of Lessor hereunder and the respective interests of Owner, Owner Participant and any Financing Party;

(b)    Lessee provides Lessor with (x) a certified copy of the applicable provisions from the Wet Lease or an officer’s certificate indicating whether Lessee or the wet lessee under the Wet

38
ARTICLE 15
SUBLEASING AND WET LEASING

Lease will be responsible for maintaining the primary passenger, baggage and cargo liability insurance relating to operation under the Wet Lease, and (y) a certified copy or original of an insurance certificate and broker’s letter of undertaking confirming the maintenance of insurance coverage required by this Lease; and

(c)    in any event, unless otherwise agreed by Lessor in writing, the term of such Wet Lease ends on a day not later than thirty (30) days prior to the Scheduled Termination Date.

15.3.    No Independent Subleasing of Items of Equipment. No Item of Equipment may be subleased independently from the Aircraft.

15.4.    Expenses. Lessee shall pay or reimburse, without duplication, Lessor, Owner, Owner Participant, Servicer, Security Trustee and any other Financing Party on demand for their respective, documented, out of pocket costs and expenses reasonably incurred in connection with the review, negotiation and consummation of the transactions contemplated by any Permitted Sublease or Wet Lease.

15.5.    Lessee Remains Liable. Lessee shall remain primarily and fully responsible and liable for the performance of its Obligations under, and the observance of the terms of this Lease and the Operative Documents, notwithstanding any Permitted Sublease or any Wet Lease, as if such Permitted Sublease or Wet Lease had not occurred.

39
ARTICLE 15
SUBLEASING AND WET LEASING

16.	REPORTING AND INSPECTIONS

16.1.    Financial Reporting. Lessee agrees to furnish to Lessor the following, which shall be deemed Information:

(a)    Semi-Annual Statements. As soon as reasonably practicable after the end of the second and fourth quarterly fiscal periods in each fiscal year of Lessee, and in any event within one hundred twenty (120) days thereafter, duplicate copies, in English, of:

(i)    a consolidated balance sheet of Lessee or Guarantor as at the end of such six month period;

(ii)    consolidated statements of income and retained earnings of Lessee or Guarantor for such six month period; and

(iii)    consolidated statements of cash flow of Lessee or Guarantor for the portion of the fiscal year ending with such six month period.

(b)    Annual Statements. As soon as practicable after the end of each fiscal year, and in any event within one hundred eighty (180) days thereafter, a copy, in English, of:

(i)    a consolidated balance sheet of Lessee or Guarantor as at the end of such year, and

(ii)    consolidated statements of income and retained earnings and of cash flow of Lessee or Guarantor for such year, prepared in accordance with GAAP (except as set forth in the auditor’s opinion) accompanied by an auditor’s report of a firm of independent certified public accountants of recognised standing in Lessee’s State of Organisation (which report may be adverse, qualified or disclaim an opinion).

(c)    Comparison. All statements furnished under clauses (a) or (b) above shall set forth in comparative form the amount for the end of the corresponding fiscal year, or corresponding period of the preceding fiscal year, as the case may be.

(d)    Satisfaction by Publication. Lessee’s obligations under Sections 16.1(a) through (c) above shall be deemed satisfied should Lessee or Guarantor publish, on a website generally available free of charge to the public, the equivalent of the information required to be provided by Lessee thereunder, and further notify Lessor in writing of the website address.

(e)    Notice of Proceedings. Prompt notice of any litigation or arbitral proceedings not covered by insurance (except for deductibles standard in the airline industry) and of all proceedings by or before any Governmental Authority (i) which might adversely affect Owner’s ownership or Owner’s or Lessor’s other interests in the Aircraft, (ii) which relate to the Aircraft and where the amount involved not covered by insurance is in excess of ***** or (iii) which might, in the reasonable and good faith judgment of Lessee, have a material adverse effect on the ability of Lessee to perform the Obligations.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

40
ARTICLE 16
REPORTING AND INSPECTIONS

(f)    Additional Information. Lessee will furnish to Lessor (i) unless available on a website generally available free of charge to the public, promptly after the same has been made public, a copy of any announcement released by Lessee to any stock exchange on which Lessee is publicly traded by shares (if applicable), and (ii) a copy of any other information concerning Lessee’s business which Lessee releases or otherwise makes available to its creditors generally.

16.2.    Aircraft Utilisation and Other Reporting/Information. During the Lease Term, Lessee agrees to furnish to Lessor the following information in connection with Lessee’s utilisation of the Aircraft:

(a)    (i) within ten (10) days following the last day of the first full Calendar Month and each subsequent Calendar Month during the Lease Term, and (ii) on the Termination Date, a utilisation report in the form appearing in Appendix 8 reporting the utilisation of the Items of Equipment set forth therein for the immediately preceding Calendar Month or part thereof;

(b)    as promptly as reasonably practicable, but in no event later than the date of issuance of the next monthly utilisation report following the date of the removal of any Engine, Landing Gear or APU, advising of (i) the reason for such removal, (ii) the location of such Item of Equipment, (iii) the total accumulated Flight Hours and Cycles of such Item of Equipment (or total APU Hours with respect to the APU), (iv) the Flight Hours and Cycles accumulated since the most recent Engine Restoration with respect to any Engine or the most recent Overhaul with respect to any Landing Gear, as applicable, (v) the APU Hours accumulated since the most recent Overhaul with respect to the APU, and (vi) the intended workscope, in each case, as applicable;

(c)    written notice of and information of any accident or incident with respect to any Item of Equipment (other than Parts) as promptly as possible, and in any event within two (2) Business Days following the occurrence or detection thereof;

(d)    within a reasonable time (but not less than ten (10) days) prior to the commencement date for any Maintenance Check and in accordance with Section 12.6, the identity of the Approved Maintenance Organisation Lessee intends to have perform such check together with a copy of the workscope intended to be accomplished in connection with the same, to the extent available; and

(e)    upon written request of Lessor, a copy of the Maintenance Program, inclusive of all revisions issued as of the date of such request. Lessor agrees not to disclose such Maintenance Program to any Person (other than Lessor’s employees and consultants, who shall be instructed not to disclose the same other than as permitted by this Section 16.2(e)) except as necessary to bridge the Maintenance Program onto another maintenance program following the Termination of the Lease, and shall require any Person to whom it shall disclose the same as permitted by this Section 16.2(e), to agree in writing not to disclose the contents of such Maintenance Program.

16.3.    Further Information; Inspections.

(a)    Lessee shall provide to Lessor, following Lessor’s written request during the Lease Term (provided that long as no Event of Default has occurred and is continuing, such requests shall be made no more than once per year) and within one hundred eighty (180) days following the Termination Date, a list of the airports to which Lessee has operated the Aircraft during the (i) twelve (12) months preceding such request (or the Termination Date, if applicable).

41
ARTICLE 16
REPORTING AND INSPECTIONS

(b)    During the Lease Term, Lessee shall furnish to Lessor such other information concerning the location, condition, use, maintenance and operation of the Items of Equipment as Lessor may reasonably request.

(c)    Lessee shall permit any Person (including prospective purchasers, financiers or lessees of the Aircraft) designated in writing by Lessor, to visit and inspect (at any reasonable time, provided that, so long as no Event of Default has occurred and is continuing, such inspection shall not unreasonably interfere with Lessee’s business, maintenance or operational commitments) the Items of Equipment, their condition, use and operation and the records maintained in connection therewith and, at Lessor’s cost, to make copies of such records as Lessor may reasonably designate (unless an Event of Default has occurred and is continuing, in which case such copies shall be provided to Lessor at Lessee’s cost).

(d)    Lessor shall be permitted to have representatives and/or agents present throughout the accomplishment of Maintenance Checks to observe all aspects of the same including, but not limited to, the workscope thereof; provided, however, that such representatives and agents shall not interfere with such Maintenance Checks and shall be bound by all rules and regulations of the relevant maintenance provider. Neither Lessor nor any person designated by Lessor shall have any duty to make any such inspection and none shall incur any liability or obligation by reason of making or not making such inspection.

16.4.    Technical Report Prior to Return of Aircraft.

(a)    Twenty (20) months prior to the Scheduled Termination Date, Lessee shall provide to Lessor a maintenance status report detailing the information in the form appearing in Appendix 8.

(b)    At Lessor’s written request, Lessee will make copies available of (i) drawings of the interior configuration of the Aircraft both as it then exists and as it will exist at Return, (ii) an Airworthiness Directive status list, (iii) a service bulletin incorporation list, (iv) Time Controlled Part listings and current maintenance status of each, (v) a list of modifications and alterations accomplished with respect to the Aircraft during the Lease Term, (vi) interior material burn certificates, (vii) the complete workscope for the Maintenance Checks and other work to be performed prior to Return, (viii) a list of all no-charge service bulletin kits with respect to the Aircraft which were ordered by Lessee from any Manufacturer, (ix) current Engine disk sheets and a description of the work accomplished during the last shop visit for each Engine and (x) any other data which is reasonably requested by Lessor in connection with any of the foregoing.

42
ARTICLE 16
REPORTING AND INSPECTIONS

17.	REGISTRATION; PERFECTION OF OWNER’S TITLE; LIENS

17.1.    Registration. At Delivery, Lessee shall register the Aircraft (or shall cause the same to be registered) with the Register in the State of Registration with the respective interests of Owner, Lessor and the Security Trustee and any relevant Financing Party recorded to the fullest extent permitted by applicable Law in the State of Registration and shall thereafter maintain such registration throughout the Lease Term. Lessor and Owner shall cooperate and shall cause Servicer, Owner Participant, Security Trustee and any Financing Party to cooperate with Lessee in effecting and maintaining such registration and shall provide to Lessee such documents as Lessee may reasonably request in connection therewith. Lessee shall not take or permit any action inconsistent with the continued registration of the Aircraft or the recordation of the various interests of Lessor, Owner and any Financing Party therein with the Register.

17.2.    Identification Plates. Lessee shall, throughout the Lease Term, maintain in respect of the Airframe, the APU and each Engine a fireproof identification plate of a reasonable size, in a clearly visible place in the cockpit of the Aircraft (or in the vicinity of the Airframe Manufacturer’s data plate) and in close proximity to the Manufacturer’s data plate on each Engine and the APU, that contains the legend in writing appearing in Appendix 2B. Lessee shall not remove, or cause or permit the removal or modification of such identification plate without Lessor’s prior written consent. Lessee shall not allow the name of any other Person (with the exception of Lessee) to be placed on the Airframe or any Engine as a designation that might be interpreted as a claim of ownership or of any interest therein. Lessee shall promptly replace any such nameplate that becomes illegible, lost, damaged or destroyed for any reason. If at any time Lessor and/or Owner transfer their respective interests in the Aircraft or this Lease as permitted hereunder or Lessor or Owner finances or refinances the Aircraft, Lessee will, at Lessor’s request and cost, promptly affix such new nameplates to the Airframe and the Engines as may be required by Lessor.

17.3.    Aeronautics Authority Acknowledgment. If and to the extent that the same is customarily available in the State of Registration, Lessee shall use reasonable efforts to obtain and deliver to Lessor at Delivery, a letter from the Aeronautics Authority addressed to Lessor and (if so requested by Lessor) Owner and/or any Financing Party confirming that it will recognise Owner’s title to the Aircraft and the respective rights of Lessor, Owner and/or such Financing Party to deregister the Aircraft upon the cancellation, termination or expiration of the leasing of the Aircraft hereunder in accordance with the provisions hereof.

17.4.    Authorisation to Make Perfection Filings. The execution of this Lease by the parties hereto constitutes the authorisation by Lessee to Lessor’s legal counsel to make such perfection filings as Lessor and its counsel deem necessary or desirable to protect the interest of Lessor, Owner and any Financing Party hereunder. From time to time on reasonable written request made by Lessor, Lessee shall provide to Lessor a letter on the letterhead of Lessee, in form and substance reasonably satisfactory to Lessor and executed by an officer of Lessee, authorising such Persons as Lessor may specify to make such perfection filings as Lessor reasonably deems necessary or desirable to protect the interests of Lessor, Owner or any Financing Party hereunder.

43
ARTICLE 17
REGISTRATION; PERFECTION OF
OWNER’S TITLE; LIENS

17.5.    Perfection of Title.

(a)    Lessee shall, together with Owner, Owner Participant, Security Trustee and/or Lessor, cause, or, at Lessor’s request, assist Lessor in causing, this Lease, the Lease Supplement and any and all additional instruments which shall be executed pursuant to the terms hereof as permitted by applicable Law, to be kept, filed and recorded in the offices of any Governmental Authorities in the State of Registration as required by the Register, any applicable Aeronautics Authority and any applicable Law. Lessee shall not take any action which would conflict with or adversely affect such filings and recordation of the Lease and such other documents as provided herein.

(b)    If at any time subsequent to the initial recordation under the preceding clause (a), any filing or recording is reasonably necessary or desirable to protect the interests of Lessor, Owner Participant, Security Trustee and/or Owner, Lessee, upon written request by Lessor, shall cause this Lease, any financing statements with respect hereto, and any and all additional instruments which shall be executed pursuant to the terms hereof, to be kept, filed and recorded or, as necessary to be re-filed and re-recorded in the appropriate office or offices pursuant to applicable Laws, to perfect, protect and preserve the rights and interests of Lessor, Owner Participant, Security Trustee and Owner hereunder and in the Aircraft or any Item of Equipment. At the reasonable request of Lessor and at Lessor’s cost, Lessee shall furnish to Lessor, Owner (if not Lessor), Owner Participant and Security Trustee an opinion of counsel or other evidence satisfactory to Lessor of each such filing or refiling and recordation or re-recordation.

(c)    Without limiting the foregoing, Lessee shall do or cause to be done any and all acts and things which may be required under the terms of the Mortgage Convention to perfect and preserve the title of Owner and interests of Owner, Owner Participant, Security Trustee and Lessor in the Aircraft within the jurisdiction of any signatory which has ratified the Mortgage Convention if such jurisdiction is in the territory in which Lessee does or is reasonably likely to operate the Aircraft, as Lessor may reasonably request. Lessee shall also do or cause to be done, at its own expense, any and all acts and things which may be required under the terms of any other Law involving any jurisdiction in which Lessee does, or is reasonably likely to, operate, or any and all acts and things which Lessor may reasonably request, to perfect and preserve Owner’s and Owner Participant’s ownership rights regarding the Aircraft within any such jurisdiction.

17.6.    Cape Town Convention.

(a)    Lessee shall promptly make or approve registrations, filings and recordings, and/or do or cause to be done such additional acts and things which may be reasonably requested by Lessor (for itself or for and on behalf of Owner and any Financing Party) as being required by or advisable under applicable law, in order (x) that the Operative Documents effectively constitute international interests, while retaining the commercial and business agreements of the parties as described therein in any such new Operative Documents, and provide to the such parties the full benefit of the Cape Town Convention with respect to the Aircraft and the Engines, and (y) the Operative Documents contain such provisions as may be necessary to confirm the commercial and business agreements of the parties therein to the greatest extent permitted under the Cape Town Convention, including, without limitation, with respect to:

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(i)    matters concerning the documentation and registration in the International Registry of international interest(s) or prospective international interest(s) which are, or may be, vested in Lessor, Owner or any Financing Party under this Lease or any other Operative Documents and the relative priority thereof contemplated in the Operative Documents as against competing interests;

(ii)    matters concerning sales and prospective sales which are required or permitted by this Lease or the other Operative Documents, including with respect to documentation and registration in the International Registry and the relative priority thereof contemplated in the Operative Documents as against competing interests;

(iii)    matters concerning any assignment of associated rights or prospective assignment of associated rights which is required or permitted or constituted by this Lease or any other Operative Document, the documentation and registration thereof in the international registry and the relative priority thereof contemplated in the Operative Documents as against competing interests;

(iv)    delivery and recording with the Register of an irrevocable de-registration and export request authorisation substantially in the form annexed to the Protocol, which may be exercised only after the occurrence and during the continuance of an Event of Default; and

(v)    subject to the preceding and the following provisions of this Section 17.6, including or excluding in writing the application of any provisions of the Cape Town Convention and/or the Protocol that Lessor (for itself or acting for an on behalf of Owner or any Financing Party), acting reasonably may deem advisable in connection with the foregoing.

(b)    In addition to the remedies set forth in this Lease or as may otherwise be available to Lessor, Owner or any Financing Party under any other Operative Documents, at law or in equity, upon the occurrence and during the continuation of an Event of Default, Lessor and/or Owner may, but shall not be obligated to, exercise any remedy available to it under the Cape Town Convention and/or the Protocol (subject, in each case to the requirements and limitations of the Cape Town Convention and the Protocol and to the requirements and limitations imposed by the State of Registration in relation to the Cape Town Convention and Protocol), including:

(i)    the remedies set forth in Articles 8, 9 and 34 of the Cape Town Convention and Article IX(1) of the Protocol;

(ii)    relief pending final determination under Article 13 of the Cape Town Convention and Article X of the Protocol (including sale of the Aircraft and application of proceeds therefrom, but excluding the application of Article 13(2) of the Cape Town Convention); and

(iii)    the procurement of the de-registration of the Aircraft and the export and physical transfer of the Aircraft or any Engine from the territory in which it is situated pursuant to Article IX of the Protocol, but excluding, solely to the extent permitted by

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Article 15 of the Cape Town Convention, the provisions of Chapter III of the Cape Town Convention with regard to default remedies without prejudice to Article IX(1) of the Protocol, provided that such exclusion shall not be applicable (to the extent permitted by Article 15 of the Cape Town Convention) to the extent such default remedies are exercised outside the territorial limits of the State of Registration and in a manner not involving the courts of the State of Registration or of its territorial units; and (y) where a remedy is available to it under the Cape Town Convention or the Protocol and also under this Agreement and the other Operative Documents or other applicable law, to the extent permitted by the Cape Town Convention and the Protocol and other applicable law, and subject to the provisions of the previous clause (x), Lessor (for itself and for and on behalf of Owner and any Financing Party) may elect under which of the foregoing it shall exercise such remedy.

(c)    Without limiting the generality of the foregoing or any other provisions of the Operative Documents, Lessee hereby (i) agrees (without prejudice to its rights under Section 10.2) to exclude the application of Article XVI(1)(a) of the Protocol; and (ii) consents, pursuant to Article XV of the Protocol, to any assignment of associated rights within the scope of Article 33(1) of the Cape Town Convention which is permitted or required by the Operative Documents and further agrees that the provisions of this Section 17.6, shall apply, in particular, with respect to Articles 31(4) and 36(1) of the Cape Town Convention to the extent applicable to any such assignment of associated rights.

(d)    In this Section 17.6 the following terms have the meanings given in the Cape Town Convention and the Protocol: international interest, prospective international interest, international registry, assignment of associated rights, prospective assignment of associated rights, registered, sale and prospective sale and proceeds.

17.7.    Permitted Liens. Lessee shall not, directly or indirectly, create, incur, assume or suffer to exist any Lien on or with respect to this Lease, any Item of Equipment, title thereto or any interest therein, except (i) the respective rights of Owner, Lessor and Lessee as herein provided; (ii) Lessor’s Liens; (iii) Liens for Taxes not yet due or being contested in good faith by appropriate proceedings so long as adequate reserves are maintained with respect to such Taxes in accordance with GAAP; (iv) materialmen’s, mechanics’, workmen’s, repairmen’s, employees’ or other like Liens arising in the ordinary course of business and for amounts the payment of which is either not yet delinquent or is being contested in good faith by appropriate proceedings (and for which adequate reserves have been made in accordance with GAAP, or if required to contest the same, adequate security has been posted by Lessee); and (v) Liens for airport, navigation, and en-route charges arising in the ordinary course of business and for amounts the payment of which is either not yet delinquent or is being contested in good faith by appropriate proceedings (and for which adequate reserves have been made in accordance with GAAP, or if required to contest the same, adequate security has been posted by Lessee). Lessee shall not be permitted to contest any Lien if such contest gives rise to any reasonable likelihood of the sale, forfeiture, confiscation, distraint, seizure or loss of any Item of Equipment or any interest therein in the course of any such proceedings, or as a result of any such Lien or the respective interests of Lessor, Owner or any Financing Party will be similarly adversely affected. Lessee shall promptly, at its own expense, take such action as may be necessary to duly discharge any such Lien not excepted above if the same shall arise at any time with respect to any Item of Equipment.

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17.8.    Expenses. With respect to all filings, recordings and/or registrations to be made in accordance with the requirements of each of Sections 17.1 through 17.6, inclusive, Lessee shall bear all costs incurred in effecting and maintaining the registration of Owner’s and Lessor’s interests during the Lease Term, but Lessor shall bear any costs of filing, maintaining or otherwise perfecting the interests of Security Trustee, Servicer, Owner Participant and any Financing Party.

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18.	GENERAL INDEMNITY

18.1.    Scope. Lessee agrees to indemnify, defend, reimburse and hold harmless, to the fullest extent permitted by Law, each Indemnitee from and against any and all Claims which in any way may result from, pertain to or arise out of, or are in any manner related to:

(a)    the Aircraft, this Lease or any other Operative Document, or the breach of any representation, warranty, covenant or Obligation made or to be performed by Lessee hereunder or thereunder; or

(b)    the condition, design, ownership, manufacture, purchase, delivery, non-delivery, lease, acceptance, rejection, possession, return, disposition, use, or operation of the Aircraft either in the air or on the ground; or

(c)    any defect in the Aircraft or any Item of Equipment (whether or not discovered or discoverable by Lessee, Lessor, Owner Participant or Servicer) arising from the material or any articles used therein or from the design, testing, or use thereof or from any maintenance, service, repair, overhaul, or testing of the Aircraft or any Item of Equipment, whether or not the Aircraft or any Item of Equipment is in the possession of Lessee, and regardless of where the Aircraft or any Item of Equipment may then be located; or

(d)    any failure of Lessee to provide or maintain the Aircraft Documents in accordance with the relevant provisions of this Lease or any other Operative Document during the Lease Term; or

(e)    any en route navigation charges, navigation service charges, airport charges and landing fees and all other charges payable in connection with the use of or for services provided at any airport or by any navigation service or Governmental Authority, whether in respect of the Aircraft or any other aircraft owned, leased or operated by Lessee; or

(f)    any lawful action taken by any Indemnitee in relation to the release or attempt to release the Aircraft from any arrest, confiscation, seizure, taking in execution, impounding, forfeiture or detention of the Aircraft; or

(g)    any act or omission of Lessee which invalidates or which renders voidable any Insurances or which is outside the scope of, or excluded from, the coverage thereof; or

(h)    any transaction, approval, or document contemplated by this Lease or any other Operative Document or given or entered into in connection herewith or therewith.

Upon payment in full to any Indemnitee of any indemnities contained in this Article 18 by Lessee, Lessee shall be subrogated to all rights and remedies which such indemnified party has or may have against the Manufacturer or any other Person. If any Indemnitee or Lessee has knowledge of any Claim for which Lessee is obligated to indemnify under this Article 18, it shall give prompt written notice thereof to Lessee or such Indemnitee, as the case may be, but failure to give such notice shall not relieve Lessee of its obligations hereunder, except to the extent such failure precludes or restricts Lessee from contesting or otherwise defending any such Claim and except for any liability or obligation of Lessee to the extent the same is increased or would not have been incurred in the absence of any such failure.

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18.2.    Lessee’s Release. Lessee hereby waives and releases each Indemnitee from any Claims (whether existing now or hereafter arising) for or on account of or arising or in any way connected with injury to or death of personnel of Lessee or loss or damage to property of Lessee or the loss of use of any property which may result from or arise in any manner out of or in relation to the ownership, leasing, condition, use or operation of the Aircraft or any Item of Equipment, either in the air or on the ground, or which may be caused by any defect in the Aircraft or any Item of Equipment from the material or any article used therein or from the design or testing thereof, or use thereof, or from any maintenance, service, repair, overhaul or testing of the Aircraft or any Item of Equipment regardless of when such defect may be discovered, whether or not the Aircraft or any Item of Equipment is at the time in the possession of Lessee, and regardless of the location of the Aircraft or any Item of Equipment at any such time.

18.3.    Repayment. If an Indemnitee shall obtain a repayment of any amount paid by Lessee, such Indemnitee shall, so long as there exists no Default or Event of Default, promptly pay to Lessee the amount of such repayment, together with the amount of any interest received by such Indemnitee on account of such repayment.

18.4.    Payment. Subject to the provisions of Section 18.3 hereof, Lessee shall pay directly to each Indemnitee all amounts due under this Article 18 within ten (10) days of the receipt of written notice by Lessee from such Indemnitee that such payment is due, together with reasonable detail supporting Lessee’s obligations in respect of the relevant Claim(s) and the amount(s) thereof.

18.5.    Exclusion. Notwithstanding the foregoing provisions of this Article 18, Lessee shall not be obligated to make any payment to an Indemnitee by way of indemnity in respect of any Claim against such Indemnitee, to the extent that such Claim results from or arises out of:

(a)    the gross negligence or willful misconduct of such Indemnitee;

(b)    any Lessor’s Lien, except to the extent any such Claim results from or arises out of (and in which case such Claim shall not be excluded from Lessee’s indemnity Obligations under this Article 18):

(i)    the premature termination of any funding or other financing arrangements with a Financing Party with respect to Lessor’s or Owner’s financing of the acquisition or continued ownership of the Aircraft following the occurrence and continuation of an Event of Default; or

(ii)    any indemnity payment payable by an Indemnitee to another Person under any financing arrangements with a Financing Party with respect to Lessor’s or Owner’s financing of the acquisition or continued ownership of the Aircraft and for which Lessee has expressly agreed to provide an indemnity pursuant to Section 18.1;

(c)    any Taxes;

(d)    acts or events which occur (i) before Delivery (except with respect to any Claims arising from or related to Lessee’s acts or omissions in connection with its activities under and

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pursuant to, among other things, the Participation Agreement) or (ii) after the Termination Date (except if such Claims arise as a result of an act or omission of Lessee which occurred during the Lease Term and are not attributable to any act or omission of an Indemnitee);

(e)    ordinary and usual operating or overhead expenses of any Indemnitee, other than as arising as a result of and during the continuance of an Event of Default;

(f)    in respect of an Indemnitee, a breach by such Indemnitee of any express covenant given to Lessee; or

(g)    the sale, transfer, assignment or other disposition by an Indemnitee of any of its right, title and interest in and to the Aircraft or the Lease, except as a result of the occurrence and continuation of an Event of Default.

For purposes of this Clause 18.5 and to the extent that Trust Company, Lessor and Owner are, at any given time, one and the same entity (whether in its individual capacity and/or as a trustee), any act or omission of the Trust Company, Lessor or Owner giving rise to an exemption from the provisions of Section 18.1 in respect of any Claim shall be deemed an act or omission of any and/or all three of such Indemnitees such that the act or omission of any one of such Indemnitees shall be imputed to all three such Indemnitees.

18.6.    After-Tax Nature of Indemnity. Each indemnity payable pursuant to this Article 18 shall be paid on an After-Tax Basis.

18.7    Contest. Lessee shall be entitled, at its sole cost and expense, acting through counsel acceptable to the respective Indemnitee, (a) in any judicial or administrative proceeding that involves solely a claim for one or more Claims, to assume responsibility for and control thereof, (b) in any judicial or administrative proceeding involving a claim for one or more Claims and other claims related or unrelated to the transactions contemplated by this Lease, to assume responsibility for and control of such Claim or Claims to the extent that the same may be and are severed from such other claims (and each of Lessee and such Indemnitee shall use its commercially reasonable efforts to obtain such severance), and (c) in any other case, to be consulted by such Indemnitee with respect to judicial proceedings subject to the control of such Indemnitee. Notwithstanding any of the foregoing to the contrary, Lessee shall not be entitled to assume responsibility for and control of any such judicial or administrative proceedings (i) while a Default or an Event of Default shall have occurred and be continuing, (ii) if such proceedings will involve any reasonable possibility of the sale, forfeiture or loss of, or the creation of any Lien (other than a Lessor’s Lien) on, the Aircraft, any Item of Equipment, this Lease, any other Operative Documents, or any part of the foregoing, (iii) if such Claims relate in any way to the business of any Indemnitee other than the transactions contemplated by this Lease or any of the other Operative Documents, (iv) if such Claims, in the opinion of independent counsel for such Indemnitee reasonably satisfactory to Lessee, have a reasonable possibility of otherwise compromising or jeopardizing any substantial interests of such Indemnitee, or (v) if Lessee shall not have furnished such Indemnitee with an opinion of independent counsel reasonably satisfactory to such Indemnitee to the effect that there exists a meritorious basis for contesting such Claims. The Indemnitee may participate with its own counsel, at its own expense, in any judicial proceeding controlled by Lessee pursuant to the preceding provisions. Lessee shall not without the prior written consent of the relevant Indemnitee enter into a settlement or other compromise with respect to any Claims that may result in admission or culpability on the part of any Indemnitee, otherwise subject any Indemnitee to any civil or criminal penalty or other prejudice any Indemnitee or the Aircraft. If for any reason Lessee shall not be responsible

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for and be in control of any contest contemplated in this Section 18.7, Lessee may, so long as no Default or Event of Default shall have occurred and be continuing, nonetheless participate in any such contest, at its sole cost and expense, in a manner reasonably acceptable to the relevant Indemnitee. The Indemnitee shall supply Lessee with such information reasonably requested by Lessee (and to the extent that it is commercially reasonable for the Indemnitee to do so) as is necessary or advisable for Lessee to assume responsibility for and control or participate in any proceeding to the extent permitted by this Section 18.7. As long as no Default or Event of Default has occurred and is continuing, such Indemnitee shall not enter into a settlement or other compromise with respect to any Claims without the prior written consent of Lessee, which consent shall not be unreasonably withheld, unless such Indemnitee waives its right to be indemnified with respect to such Claims under this Section 18.7. Notwithstanding this Section 18.7, no Indemnitee shall be prevented from settling or paying any Claim immediately if required by Law to do so nor from assuming control of and terminating Lessee’s participation in any contest of a Claim if, in such Indemnitee’s judgment, the interest of any Indemnitee may be adversely affected or prejudiced by any delay, act, omission or continued contest by Lessee of such Claim.

18.8.    Survival. The indemnities contained in this Article 18 shall continue in full force and effect notwithstanding the occurrence of the Termination Date, and are expressly made for the benefit of and shall be enforceable by each Indemnitee.

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19.	INSURANCE

19.1.    Obligation to Insure. Throughout the Lease Term, Lessee shall maintain in full force and effect, at its own cost and expense, the Insurances.

19.2.    Liability Insurance. Lessee shall maintain in effect comprehensive third party aircraft liability insurance against bodily injury and property damage losses arising from ground, flight and taxiing exposures, including, but not limited to, passenger legal liability, cargo liability and products liability insurance in the amount set forth in Section 4.1 of Appendix 2B, and in the aggregate with respect to products liability, or such higher amount as Lessee may maintain from time to time on similar aircraft, for any one accident, or series of accidents arising out of any one event, with respect to the Aircraft and Items of Equipment. Such policy shall include war and allied risks in accordance with standard market practice (currently “The Extended Coverage Endorsement-AVN 52E”) plus such excess coverage through government indemnity or commercial insurance up to the full limit required herein. Any such liability insurance policy shall not be subject to any deductible amount except with respect to baggage, cargo liability, and hangar keeper’s liability coverage, for which there may not be a deductible in an amount exceeding ***** or such higher amount as may constitute general industry practice and be approved by Lessor in writing from time to time. All Insurances shall:

(a)    name the Additional Insureds as additional insureds;

(b)    be primary without right of contribution from any other insurance which is carried by any Additional Insureds with respect to the Aircraft or any Engine when not installed on the Aircraft; and

(c)    each liability policy shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.

19.3.    Contractual Liability; Tail Coverage for Liability Insurance. The Insurances referred to in Section 19.2 shall:

(a)    include and insure (to the extent of the risks covered by the policies) the indemnity provisions of Article 18;

(b)    for a period of two (2) years after the Termination Date, at Lessee’s cost and expense, continue to name each Indemnitee as additional insureds; and

(c)    should Lessor and/or Owner transfer their interests in the Aircraft and this Lease pursuant to and in accordance with the provisions of Article 25, for a period of two (2) years from the effective date of such transfer continue to name as additional insured(s) the transferring Lessor (and the relevant transferring Owner and Financing Parties and other related Indemnitees).

19.4.    Insurance Against Loss or Damage to the Items of Equipment.

(a)    Lessee shall maintain in effect with respect to the loss of or damage to the Items of Equipment:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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INSURANCE

(i)    all-risk ground, flight and ingestion aircraft hull insurance for the Agreed Value set forth in Appendix 2B, Section 4.2 covering the Aircraft, for the Engine Agreed Value set forth in Appendix 2B, Section 4.3 covering each Engine when not installed on the Airframe and all risk insurance on a full replacement cost basis with respect to the Landing Gear, APU and Parts while not installed on or in the Aircraft, and

(ii)    war risk insurance including, but not limited to, war, acts of terrorism, hijacking, confiscation, including confiscation by the Government of Registry, expropriation, nationalisation, seizure and where generally procured by carriers similarly situated with Lessee, further including coverage for electromagnetic, chemical and biological risks as the same is available on the standard commercial aviation insurance markets upon commercially reasonably terms.

(b)    All such insurance shall be payable in Dollars and shall be, with respect to the Aircraft and each Engine, on an “agreed value” basis. Any hull insurance carried in accordance with this Section 19.4 shall not contain any provision for self-insured amounts or a deductible that exceeds the deductible amount appearing in Appendix 2B. Any policies carried in accordance with this Section 19.4 shall designate Security Trustee, as sole loss payee for an amount equal to the Agreed Value, on behalf of the Additional Insureds as their respective interests may appear, and Lessor as lessor of the Aircraft covered thereby.

(c)    Installation of Other Engines on the Aircraft. If Lessee installs an engine not owned by Owner on the Aircraft, either (x) Lessee’s hull insurance on the Aircraft must automatically increase to such higher amount as is necessary in order to satisfy the requirement of this Section 19.4 that Owner receive the Agreed Value in the event of an Event of Loss and the amount required by the third party engine owner or (y) separate additional insurance on such engine will attach in order to satisfy separately the requirements of Lessee to such third party engine owner.

(d)    Installation of Engines on other Airframes. If Lessee installs or permits the installation of an Engine on an airframe that is not the Airframe, either (x) the hull insurance maintained on such airframe must automatically increase by an amount equal to the Engine Agreed Value so that Owner receives the Engine Agreed Value in the event of an Event of Loss with respect to such Engine while installed on such airframe, or (y) separate additional insurance on such Engine will attach in order to satisfy separately the requirements of Lessee with respect to such Engine.

(e)    Additional Lessee Coverage. Lessee may obtain additional hull insurance on the Aircraft, over and above the Agreed Value hereunder, provided that it does not adversely affect the coverage required to be maintained hereunder.

19.5.    Reinsurance. If any of the risks required to be insured under this Article 19 are not placed in the manner required, then such risks shall be reinsured and shall:

(a)    be on the same terms as the primary insurance required hereunder;

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(b)    be at levels of not ***** of insurances required to be maintained under this Article 19;

(c)    contain a “cut through” clause providing that, in the event of any claim arising under such reinsurance, the reinsurer shall (in lieu of payment to the primary insurer or its successors) pay to the relevant Indemnitee and/or loss payee, as applicable, that portion of any claim which the reinsurer would otherwise be liable to pay the primary insurer or its successors;

(d)    provide for payment to be made directly to the relevant Indemnitee notwithstanding (x) any bankruptcy, insolvency, examinership, liquidation, administration, receivership, dissolution or other similar proceeding with respect to the primary insurer and/or (y) that the primary insurer has made no payment under the primary policies; and

(e)    be evidenced by a reinsurance certificate and supported by a broker’s letter of undertaking reasonably satisfactory to Lessor.

19.6.    Requirements for All Insurances. All Insurances shall:

(a)    be maintained in effect with insurers reasonably acceptable to Lessor, and, if applicable, reinsurers reasonably acceptable to Lessor, of recognised responsibility, specialising and normally participating in the international aviation insurance market and carrying and maintaining an A.M. Best rating of not less than A-, Class VII;

(b)    provide that in respect of the interests of the Additional Insureds such policies of insurance shall insure the Additional Insureds regardless of any breach or violation of any warranty, declarations or conditions contained in such policies by Lessee or any other Person;

(c)    provide that the Additional Insureds shall have no responsibility for any premiums, assessments, warranties or representations in connection with such insurance;

(d)    include the geographic limits of all territories over which the Aircraft and any Engine will be operated;

(e)    waive any rights of set off, counterclaim or deduction, whether by attachment or otherwise, and all rights of subrogation against the Additional Insureds and their respective successors, assigns, agents, officers, employees and servants, other than set-off for unpaid premiums in respect of the Aircraft; and

(f)    provide that if the insurers cancel such insurance for any reason whatever, or the same is allowed to lapse for nonpayment of premium, or if there is any material change in policy terms and conditions, such cancellation, lapse or change shall not be effective until thirty (30) days after receipt by Lessee’s designated broker of written notice from such insurers of such cancellation, lapse or change (ten (10) days for nonpayment of premium and seven (7) days for cancellation with respect to war risk and allied perils insurance or such shorter period as shall be customary on the London market for such insurance in such area of the world). Lessee shall cause such designated broker to immediately notify the Additional Insureds of any such notice of cancellation or termination.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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19.7.    Reports. Lessee shall cause its brokers to advise Lessor in writing promptly of any default in the payment of any premium. On or before the Delivery Date, and thereafter on or prior to each renewal or replacement by Lessee of the insurance required hereby, but not less often than annually, Lessee will furnish to Lessor one or more original certificates of insurance or reinsurance and a broker’s letter of undertaking, each executed and delivered by an insurance broker appointed by Lessee, and, if applicable, a certified English translation thereof, reasonably satisfactory to Lessor, which shall describe in reasonable detail the insurance carried on the Aircraft. Lessee will cause its insurance brokers to identify to Lessor the insurers and reinsurers and shall advise Lessor in writing at least thirty (30) days (seven (7) days or such lesser period as may from time to time be applicable in the case of any war risk and allied perils coverage and ten (10) days for reason of non-payment of premiums) prior to the cancellation by the underwriters of any such insurance or as soon as possible in respect of “non-renewal” or automatic termination for war risk insurance required hereunder. On or prior to the expiration or termination date of any insurance required hereunder, Lessee will provide Lessor with faxed or other electronic confirmation from Lessee’s insurance brokers certifying that renewal certificates of insurance evidencing the renewal or replacement of such insurance pursuant to the provisions of this Article 19 will be issued effective as of the termination date of the prior certificate of insurance coverage. Within fifteen (15) days after such renewal, Lessee will furnish to Lessor an original or electronic certificate of such insurance coverage from such insurance broker.

19.8.    Assignee of Lessor’s and/or Owner’s Interests. If Lessor, Owner, Owner Participant and/or any Financing Party assigns, in accordance with the provisions of Article 25, all or any of its rights or otherwise disposes of any interest in the Aircraft or this Lease to any other Person, Lessee shall, upon request, procure that such Person shall (x) be named as loss payee in substitution for Lessor, Owner, Owner Participant and/or such Financing Party, as applicable and/or as additional insured in the policies effected hereunder and (y) enjoy the same rights and insurance enjoyed by Lessor, Owner, Owner Participant and such Financing Party, as applicable, under such policies from and after the effective date of such assignment or disposition.

19.9.    Failure to Insure. If at any time the Insurances are not maintained by Lessee in compliance with this Article 19, Lessor, Owner, Owner Participant and any Financing Party shall be entitled but not bound to do any of the following (without prejudice to any of the rights which any of them may have under the Operative Documents by reason of such failure):

(a)    upon giving notice thereof to Lessee, to pay any premiums due or to effect or maintain such insurance or otherwise remedy such failure in such manner as Lessor or, if applicable, any Financing Party considers appropriate (and Lessee shall upon demand reimburse Lessor or if applicable, the relevant Financing Party in full for any amount so expended in that connection); and/or

(b)    at any time while such failure is continuing, to require the Aircraft to remain at any airport or (as the case may be), subject to the Aircraft being adequately insured, proceed to and remain at any airport designated by Lessor, until such failure is remedied to Lessor’s satisfaction.

19.10.    Lessor’s Right to Insure. Lessee acknowledges that each of Lessor, Owner and each Financing Party has an insurable interest in the Aircraft and each Item of Equipment and may, at its own expense, obtain insurance or contingent insurance in its own name with respect to such insurable interest. Lessee shall provide to Lessor, Owner

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INSURANCE

and each Financing Party all reasonable assistance as from time to time requested by it in order to adequately protect such insurable interest. Neither Lessor, Owner nor any Financing Party shall maintain any such insurance that would prejudice the insurance maintained by Lessee pursuant to this Lease. Lessee shall have no right to any proceeds of any insurance policies maintained by Lessor.

19.11.    Changes to Insurance Practice. If there is a material change in the generally accepted industry-wide practice with regard to the insurance of aircraft by air carriers operating similar aircraft on routes similar to Lessee or any material change with respect to the insurance of aircraft based or operated in any jurisdiction in which the Aircraft may then be based or operated (whether relating to all or any of the types of Insurances required to be effected under this Article 19) such that Lessor shall, after consultation with Lessee and Lessee’s designated reinsurance or insurance brokers, be of the reasonable opinion that the Insurances required pursuant to this Article 19 are insufficient to protect the respective interests of Lessor and the other Indemnitees (bearing in mind the nature and route of operation of the Aircraft), the insurance requirements set forth in this Article 19 shall be amended, as soon as reasonably practicable following notice by Lessor to Lessee, so as to include such additional or varied requirements as may be reasonably necessary to ensure that the insurance as so varied shall provide comparable protection to Lessor and the other Indemnitees to that which it would have done if such change had not occurred. In such circumstances, Lessor will consult in good faith with Lessee in relation to any proposed change.

19.12.    AVN 67B or AVN 67C. Notwithstanding anything to the contrary contained in this Article 19, Lessor shall accept the terms of AVN 67B or AVN 67C (“Airline Finance/Lease Contract Endorsement”) where such endorsement is contrary to the terms of this Lease as long as such endorsement is customary in the major international insurance markets for commercial passenger airlines.

56
ARTICLE 19
INSURANCE

20.	LOSS AND DAMAGE TO THE AIRCRAFT AND ITEMS OF EQUIPMENT

20.1.    Risk of Loss and Damage. Following Delivery, Lessee shall bear the full risk of any loss, destruction, hijacking, theft, condemnation, confiscation, seizure or requisition of or damage to the Aircraft and each Item of Equipment and of any other occurrence which shall deprive Lessee of the Aircraft or any Item of Equipment for the time being of the use, possession or enjoyment thereof including, without limitation, any resulting loss in value of the Aircraft or any Item of Equipment due to any of the aforementioned circumstances (save for any periods during which Lessor, or any Person lawfully claiming by or through Lessor, shall have taken possession and control of the Aircraft in breach of the covenant of quiet enjoyment set forth in Section 10.2).

20.2.    Notification of Loss and Damage.

(a)    Lessee shall give Lessor written notice of and information regarding any Event of Loss as promptly as possible, and in any event within two (2) Business Days of the occurrence of such Event of Loss.

(b)    Each of Lessee and Lessor shall supply to the other all necessary information, documentation and assistance which may reasonably be required in connection with making any claim under the Insurances.

20.3.    Event of Loss – Aircraft. If an Event of Loss occurs in respect of the Aircraft (with or without the Engines), Lessee shall pay, or procure that the insurer pays, to Owner (or to any Financing Party named as loss payee under the Insurances) as soon as reasonably practicable but in any event within sixty (60) days after the Event of Loss Date or, if earlier, the date such insurance proceeds are received, the Agreed Value as at the Event of Loss Date (or such earlier date, as the case may be) together with all Rent and other amounts then due and payable under the Operative Documents.

(a)    The Net Event of Loss Proceeds received by Owner (or such other person as may be designated as loss payee) from Lessee or the insurer pursuant to this Article 20 shall be applied as follows:

(i)    first, in discharge of the Agreed Value;

(ii)    second, in discharge of any unpaid Rent and any other unpaid amounts (other than the Agreed Value) due and payable by Lessee under the Operative Documents and any Related Lease; and

(iii)    third, payment of the balance, if any, to Lessee.

(b)    Lessee shall continue to pay Basic Rent on the days and in the amounts required under this Lease notwithstanding any such Event of Loss provided that no further installments of Basic Rent shall become due after the date on which all sums due under this Section 20.3 shall

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ARTICLE 20 LOSS AND DAMAGE TO THE AIRCRAFT
AND ITEMS OF EQUIPMENT

have been paid in full, and on such date the Lease Term shall terminate and Owner shall, at Lessee’s cost and subject to the rights (if any) of the insurer cause title to the Aircraft (and to any surviving Engine) to be conveyed to Lessee (or Lessee’s insurers, as the case may be) on a quitclaim basis, without warranty or recourse, except that the same shall be free and clear of all rights of Lessor and Owner and Lessor’s Liens without representation, recourse to or warranty by Lessor, Owner or any Financing Party and, provided no Default or Event of Default has occurred and is continuing or upon a complete cure thereof, Lessor shall thereafter return the Security Deposit to Lessee in accordance with Section 4.5 and shall return ***** of the remaining balance of the Maintenance Reserves to Lessee.

20.4.    Event of Loss – Engine or APU. Upon the occurrence of an Event of Loss with respect to an Engine or APU, under circumstances in which there has not occurred an Event of Loss with respect to the Aircraft, Lessee shall forthwith, but in any event, before the earliest to occur of (x) the Scheduled Termination Date, (y) the Termination Date, and (z) sixty (60) days after the Event of Loss Date, convey to Owner, free and clear of all Liens, title to another engine or, as applicable, auxiliary power unit of the same or an improved model and suitable for installation and use on the Airframe.

(a)    Replacement Engine. The replacement engine shall have a value and utility at least equal to, and be in as good operating condition as, the Engine with respect to which such Event of Loss shall have occurred, based on but not limited to (i) Cycles accumulated on each Engine Life Limited Part, (ii) Flight Hours accumulated since new (and accumulated since completion of the most recent heavy maintenance shop visit that completed a workscope at least equivalent to that of an Engine Restoration if an Engine Restoration had previously been accomplished on the Engine that suffered such Event of Loss), and (iii) Flight Hours and Cycles accumulated since new (and accumulated since the most recent restoration or refurbishment of each engine module with respect to any module for which a restoration or refurbishment had previously been accomplished on the Engine that suffered such Event of Loss), assuming such Engine was of the value and utility and in the condition and repair as required by the terms hereof immediately prior to the occurrence of such Event of Loss.

(b)    Replacement APU. The replacement auxiliary power unit shall have a value and utility at least equal to, and be in as good operating condition as, the APU with respect to which such Event of Loss shall have occurred, based on but not limited to (i) APU Hours (and APU Cycles if applicable) accumulated since new with respect to each APU Life Limited Part (as applicable) and (ii) APU Hours accumulated since new (and since the most recent Overhaul for each auxiliary power unit module if an Overhaul had previously been accomplished on the APU that suffered such Event of Loss), assuming such APU was of the value and utility and in the condition and repair as required by the terms hereof immediately prior to the occurrence of such Event of Loss.

(c)    Lessor Inspection. Lessee shall identify to Lessor a candidate replacement engine or auxiliary power unit (as applicable) and Lessor may inspect such candidate replacement engine or auxiliary power unit, which shall include, at Lessor’s option, (i) a full borescope inspection of the compressor, turbine and combustion sections of the replacement engine or auxiliary power unit and (ii) a records inspection, and the results of each such inspection must be satisfactory to Lessor.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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ARTICLE 20 LOSS AND DAMAGE TO THE AIRCRAFT
AND ITEMS OF EQUIPMENT

(d)    Replacement Subject to Lease. Upon acceptance by Lessor, such replacement engine or, as applicable, auxiliary power unit, shall be deemed an “Engine” or, as applicable, an “APU”, as defined herein for all purposes hereunder. Lessee agrees to take such action and execute and deliver such documents, including, but not limited to a warranty bill of sale, a supplement hereto and legal opinions, as Lessor may reasonably request in order that any such replacement Engine or APU shall be duly and properly titled in the name of Owner and leased hereunder to the same extent as any Engine or APU replaced thereby.

20.5.    Event of Loss – Landing Gear. Upon the occurrence of an Event of Loss with respect to a Landing Gear, under circumstances in which there has not occurred an Event of Loss with respect to the Aircraft, Lessee shall forthwith replace such Landing Gear as soon as reasonably possible, but in any event, before the earliest to occur of (x) the Scheduled Termination Date, (y) the Termination Date, and (z) sixty (60) days from the Event of Loss Date, by duly conveying to Owner, free and clear of all Liens, title to another landing gear of the same or an improved model and suitable for installation and use on the Airframe.

(a)    Replacement Landing Gear. The replacement landing gear shall have a value and utility at least equal to, and be in as good operating condition as, the Landing Gear with respect to which such Event of Loss shall have occurred, based on but not limited to (i) the maximum weight certified for such landing gear; (ii) Flight Hours, Cycles and calendar time accumulated since new with respect to each Landing Gear Life Limited Part (as applicable), and (iii) Flight Hours, Cycles and calendar time accumulated since new (and accumulated since Overhaul if an Overhaul had previously been accomplished on the Landing Gear that suffered such Event of Loss), assuming such Landing Gear was of the value and utility and in the condition and repair as required by the terms hereof immediately prior to the occurrence of such Event of Loss.

(b)    Lessor Inspection. Lessee shall identify to Lessor a candidate replacement landing gear and Lessor may inspect such replacement landing gear, which shall include, at Lessor’s option, a records inspection, and the results of such inspection must be satisfactory to Lessor.

(c)    Replacement Subject to Lease. Upon acceptance by Lessor, any such replacement landing gear shall be deemed a “Landing Gear”, as defined herein for all purposes hereunder. Lessee agrees to take such action and execute and deliver such documents, including, but not limited to a warranty bill of sale, a supplement hereto and legal opinions, as Lessor may reasonably request in order that any such replacement landing gear shall be duly and properly titled in the name of Owner and leased hereunder to the same extent as any Landing Gear replaced thereby.

20.6.    Repairable Damage.

(a)    In the event of repairable damage to any Item of Equipment for which insurance proceeds are paid or payable, subject to no Event of Default having occurred and continuing, all insurance proceeds which may be paid or payable by the insurers of the Aircraft shall, subject to (x) receipt by Lessor of (A) a repair estimate acceptable to Lessor, (B) evidence of completion of such repair by an Approved Maintenance Organisation, provided such evidence and the Approved Maintenance Organisation are acceptable to Lessor and (C) a true and correct copy of

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ARTICLE 20
LOSS AND DAMAGE TO THE AIRCRAFT
AND ITEMS OF EQUIPMENT

the adjuster’s claim report, and (y) receipt by Lessee and the insurers of Lessor’s prior written approval for the release of such proceeds (such approval not to be unreasonably withheld), be paid to:

(i)    Lessee in respect of all loss or damage Lessee has made good (or caused to be made good), or

(ii)    the repairer for the cost of the completed repair works, or

(iii)    to the vendor of any new or replacement Item of Equipment for the cost of such new or replacement Item of Equipment;

provided that Lessee shall have furnished to Lessor evidence satisfactory to Lessor, that the repairs have been fully completed and that all invoices in relation thereto have been paid and all such repairs have been performed in accordance with the terms of this Lease. Any such insurance proceeds payable following the occurrence and during the continuation of an Event of Default (or not otherwise applied in the manner described above) shall be applied in such manner as Lessor may direct, and any remainder shall be returned to Lessee following the complete cure of any such Event of Default.

(b)    In the event of repairable damage to any Item of Equipment for which insurance proceeds are paid or payable, if such insurance proceeds paid in respect thereof are insufficient to pay the cost or estimated cost of making good or repairing such damage or the cost of purchasing a replacement engine, auxiliary power unit, landing gear or part if the same is beyond economic repair, Lessee will pay the deficiency.

20.7.    Documents Loss. Upon the occurrence of a Documents Loss under circumstances in which there has not occurred an Event of Loss with respect to an Item of Equipment to which such Lost Documents relate, Lessee shall within thirty (30) days from the date of such loss notify Lessor in writing and thereafter replace such Lost Documents (such replacement documents hereinafter “Reconstructed Documents”) by:

(a)    obtaining copies of such Lost Documents from the Approved Maintenance Organisation that accomplished the maintenance covered by the respective Lost Documents, each such copy to be certified by the Quality Assurance Department of the respective Approved Maintenance Organisation as to being a true copy of the respective Lost Document, or

(b)    the re-accomplishment of Overhauls and Tasks specified in such Lost Documents as soon as reasonably possible, but in any event, before the earliest to occur of (x) sixty (60) days following the Documents Loss, (y) the Scheduled Termination Date, and (z) the Termination Date. The Reconstructed Documents shall comply with all requirements for Required Approvals with respect to the Item of Equipment to which such Lost Documents relate and shall be sufficient to document the then current maintenance status of the affected Items of Equipment. Lessor shall be entitled to inspect the Reconstructed Documents and the results of each such inspection must be satisfactory to Lessor, acting reasonably. Upon acceptance by Lessor, such Reconstructed Documents shall be deemed Aircraft Documents as defined herein for all purposes hereunder.

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ARTICLE 20
LOSS AND DAMAGE TO THE AIRCRAFT
AND ITEMS OF EQUIPMENT

20.8.    Application of Payments from Governmental Authorities. Payments received by Lessor, Owner or Lessee from any Governmental Authority with respect to an Event of Loss resulting from the condemnation, confiscation or seizure of, or requisition of title to or use of the Aircraft or the Airframe, shall be retained by Lessor or Owner, if received by Lessor or Owner, or promptly paid over to Lessor, if received by Lessee, up to the Agreed Value (plus any amounts of unpaid Rent and any other amounts due to Lessor or Owner hereunder or under any other Operative Documents or any Related Lease). At such time as Lessor or Owner has received such amounts in full, Lessor shall promptly remit (or cause Owner to promptly remit) the excess, if any, of such payments to Lessee. Payments received by Lessor, Owner or Lessee from any Governmental Authority with respect to an Event of Loss resulting solely from the condemnation, confiscation or seizure of, or requisition of title to or use of any Engine shall be paid over to, or retained by, Lessee, provided that Lessee shall have fully performed its obligations under this Article 20 with respect to such Engine. Payments received by Lessor, Owner or Lessee from any Governmental Authority with respect to a requisition of use during the Lease Term of the Aircraft, the Airframe or any of the Engines, which requisition does not constitute an Event of Loss, shall, so long as no Default or Event of Default has occurred and is continuing, be paid to, or retained by Lessee, and any remainder shall be returned to Lessee following the complete cure of any such Event of Default.

20.9.    No Lessor Liability to Repair or Replace Following Delivery. Lessor will not be liable for any expense in repairing or replacing any Item of Equipment or be liable to supply another aircraft or any item of equipment in lieu of the Aircraft or any Item of Equipment if the same is lost, confiscated, damaged, destroyed or otherwise rendered unfit for use or required to produce or provide Reconstructed Documents.

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ARTICLE 20 LOSS AND DAMAGE TO THE AIRCRAFT
AND ITEMS OF EQUIPMENT

21.	TAXES; TAX INDEMNITY

21.1.    Indemnity.

(a)    Indemnity. Except as provided in Section 21.1(b), Lessee shall pay (without duplication as among Lessor, Trust Company and Owner, to the extent that Trust Company, Lessor and Owner are, at any given time, one and the same entity (whether in its individual capacity and/or as a trustee)), and shall indemnify and hold harmless each Indemnitee, for and against, all Taxes arising or resulting from or otherwise relating to any Item of Equipment, any Operative Document, or any of the transactions and activities provided for or contemplated in, or permitted by, the Operative Documents, including without limitation, the purchase, ownership, delivery, leasing, subleasing, wet-leasing, registration, possession, use, operation, landing, take-off, storage, location, presence, maintenance, alteration, modification, improvement, servicing, repair, overhaul, pooling, interchange, exchange, substitution, replacement, loss, return, sale or other disposition of, or any damage, addition or transfer of title to, any Item of Equipment or any interest therein, the execution, delivery, filing, registration, recording, presence, performance of, payment under or enforcement of, or the cure of any default or the exercise of any remedy under, any Operative Document or any other documents executed from time to time pursuant to any Operative Document (regardless of how or when such Taxes are imposed or assessed, whether imposed on or assessed against any Indemnitee, Lessee, any Item of Equipment, any Operative Document, any interest therein or any use thereof, or otherwise) and all costs and expenses (including, without limitation, reasonable attorney’s fees and disbursements) paid or incurred by any Indemnitee with respect to any Tax for which Lessee is required to indemnify such Indemnitee pursuant to this Article 21 (an “Indemnified Tax”) or in connection with the enforcement of this Article 21.

(b)    Excluded Taxes. Lessee shall have no obligation under Section 21.1(a) to indemnify an Indemnitee for the following Taxes (each a “Non-Indemnified Tax”):

(i)    any Tax imposed on or measured by the total net income, receipts, capital, net worth, franchise of, or conduct of business by, such Indemnitee except to the extent that such Tax would not have been payable in the absence of (A) the registration, use, presence or other connection of any Item of Equipment in or with, or any act or omission of Lessee or any Affiliate, agent, representative or contractor of Lessee or any Person using or having possession, custody or control of any Item of Equipment in, the jurisdiction imposing such Tax, (B) the inaccuracy or breach of any of the representations, warranties, covenants or agreements of Lessee in the Operative Documents, or (C) an Event of Default, provided that the exclusion in this clause (i) shall not apply to any Tax that is, or is in the nature of, a sales, use, rental, value added, goods and services, consumption, service, transaction privilege, stamp, documentary, transfer, license, excise, withholding or property Tax;

(ii)    any Tax imposed on or with respect to any sale or other transfer (x) by such Indemnitee of such Indemnitee’s interest in the Aircraft pursuant to Section 25.2, or (y) by Owner Participant of the Beneficial Interest, provided that the exclusion in this clause (ii) shall not apply to any sale or transfer that occurs (A) in connection with or as a result of a Default, an Event of Default, an Event of Loss, or any maintenance, repair, overhaul, pooling, interchange, exchange, removal, replacement, substitution, modification, improvement, or alteration of any Item of Equipment, or (B) at Lessee’s request, or (C) pursuant to a requirement in any Operative Document or any applicable Law; or

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ARTICLE 21
TAXES; TAX INDEMNITY

(iii)    any Tax to the extent such Tax is caused by, and would not have been incurred but for, any activities of an Indemnitee in the jurisdiction imposing such Tax that are unrelated to any Indemnitee’s dealings with Lessee or any Affiliate of Lessee, unrelated to the transactions contemplated in the Operative Documents, unrelated to any Related Lease, and unrelated to use of the Aircraft (or any aircraft subject to a Related Lease) or any part thereof by Lessee or any Affiliate of Lessee or any agent, representative or contractor of Lessee or any Person using or having possession, custody or control of any such Aircraft (or any such aircraft) or any part thereof;

(iv)    (A)    any Tax to the extent imposed with respect to any event or period occurring before the date of this Agreement, except that the exclusion in this subclause (iv)(A) shall not apply to any such Tax which arises from any act or omission of Lessee or any Affiliate of Lessee or any director, officer, employee, agent or representative of Lessee or any Affiliate of Lessee;

(B)    any Tax to the extent imposed with respect to any act or event or period of time occurring after the Aircraft has been returned by Lessee to Lessor in full compliance with Article 22 and is no longer subject to this Lease, provided that the exclusion in this subclause (iv)(B) shall not apply to any Tax that (1) relates to any act or event occurring or matter arising prior to or concurrently with the return of the Aircraft or (2) arises from or in connection with (x) an Event of Default or (y) any payment by or on account of any obligation of Lessee under the Operative Documents to which it is a party; or

(C)    the performance of any other obligation of Lessee under the Operative Documents to which it is a party;

(v)    any penalty, fine, addition to tax or interest imposed on such Indemnitee to the extent that such penalty, fine, addition to tax or interest is caused by, and would not have been payable but for:

(A)    the failure by such Indemnitee to file any Tax return which such Indemnitee is required by applicable Law to file with respect to any Indemnified Tax before the time such penalty, fine, addition to tax or interest (as the case may be) accrued with respect to such Tax return, or

(B)    the failure by such Indemnitee to pay any Tax which such Indemnitee is required by applicable Law to pay before the time such penalty, fine, addition to tax or interest (as the case may be) accrued with respect to such Tax payment, unless (in each case) such failure is a result of:

(U)    a failure by Lessee to provide as soon as reasonably practicable (and in any event within 60 days) after receipt of such Indemnitee’s request therefor, any information or documents that are reasonably requested by such Indemnitee and are in the possession or reasonable control of Lessee or any Affiliate of Lessee or any Person using or having possession, custody or control of the Aircraft or any part thereof, or

63
ARTICLE 21
TAXES; TAX INDEMNITY

(V)    the willful misconduct or gross negligence of Lessee or any Affiliate of Lessee or any Person using or having possession, custody or control of the Aircraft or any part thereof, or

(W)    a failure by Lessee to perform any of its obligations under this Lease, or

(X)    an Event of Default, or

(Y)    any circumstances beyond such Indemnitee’s reasonable control in any jurisdiction (other than the jurisdiction under the Laws of which such Indemnitee is incorporated or otherwise created and any jurisdiction in which an office or other fixed place of business of such Indemnitee is located) in which (1) any Item of Equipment is registered or used and (2) such Tax return is required to be filed or such Tax payment is required to be paid, or

(Z)    any combination of the foregoing;

(vi)    any Tax to the extent that such Tax would not have been payable but for a breach by such Indemnitee of any obligation of such Indemnitee under Section 21.3 or 21.4 hereof;

(vii)    any Tax imposed on an Indemnitee to the extent such Tax is caused directly by, and would not have been incurred but for (A) the gross negligence or willful misconduct of any Indemnitee or (B) the inaccuracy or breach of any representation, warranty, covenant or agreement of such Indemnitee in this Lease or (C) the existence or enforcement of a Lessor’s Lien;

(viii)    in the case of a Person that becomes the Lessor or Owner Participant after the Delivery Date by acquiring its interest in the Aircraft and the Lease by sale, assignment or other transfer from a prior Lessor pursuant to Section 25.2, Taxes if and to the extent that the aggregate amount of such Taxes exceeds the aggregate amount of Taxes that would have been imposed on or payable by the transferor Lessor or Owner Participant and for which Lessee would have been required to indemnify the transferor Lessor or Owner Participant pursuant to this Article 21, determined under applicable Laws in effect on the effective date of the transfer by the transferor Lessor or Owner Participant to the transferee Lessor or Owner Participant (the “Transfer Date”) (or enacted prior to the Transfer Date and effective from and after the first anniversary of the Transfer Date if as of the Transfer Date the effect of such Laws on Lessee can be reasonably determined), provided that the exclusion in this clause (viii) shall not apply to a transferee Lessor or Owner Participant that acquires its interest in the Aircraft pursuant to a transfer that occurs (A) in connection with or as a result of an Event of Default or (B) at Lessee’s request or (C) pursuant to a requirement in any Operative Document or any applicable Law and (for the avoidance of doubt) shall not apply to any Tax to the extent incurred or increased as a result of a change in any Law after the effective date of the transfer by the transferor Lessor or Owner Participant to the transferee Lessor or Owner Participant;

(ix)    any Tax imposed on an Indemnitee to the extent that such Tax would not have been imposed but for an amendment to any Operative Document to which Lessee is not a party without the prior written consent of Lessee, unless such amendment occurs in connection with and during the continuance of an Event of Default or is required by applicable Law or is required by any Operative Document.

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ARTICLE 21
TAXES; TAX INDEMNITY

For the avoidance of doubt and to the extent that Trust Company, Lessor and Owner are, at any given time, one and the same entity (whether in its individual capacity and/or as a trustee), any act or omission of the Trust Company, Lessor or Owner giving rise to an Excluded Tax shall be deemed an act or omission of any and/or all three of such Indemnitees such that the act or omission of any one of such Indemnitees shall be imputed to all three such Indemnitees.

(c)    No Reduction for Withholding. Lessee agrees that all amounts payable by Lessee (or by any other Person on account of any obligation of Lessee) pursuant to the Operative Documents shall be paid without any deduction or withholding on account of any Taxes, monetary transfer fees, or other charges or withholdings of any nature, except to the extent that the deduction or withholding of any Tax is required by applicable Law, in which event Lessee shall (i) pay to the Person entitled to receive such payment (the “Payee”) such additional amount as is necessary so that the Payee receives, after such deduction or withholding (including any withholding with respect to such additional amount), an amount equal to the amount that the Payee would have received if such deduction or withholding had not been made and (ii) deliver to Lessor within sixty (60) days after the date of such payment an official receipt of the relevant taxing authority (or, if an official receipt is not obtainable, other documentary evidence satisfactory to Lessor) showing that Lessee paid to such taxing authority the full amount of the Tax required to be deducted or withheld. If Lessee pays any additional amount to Lessor pursuant to clause (i) of the preceding sentence for any withholding Tax that is an Excluded Tax, then Lessor shall repay such additional amount to Lessee within thirty (30) days after receipt of Lessee’s written request therefor accompanied by the official receipt or other evidence of payment described in clause (ii) of the preceding sentence and a written statement describing in reasonable detail the reason that such withholding Tax is an Excluded Tax.

21.2.    VAT.

(a)    All amounts payable by Lessee pursuant to the Operative Documents are exclusive of VAT. Lessor and Lessee acknowledge and agree that any VAT that is required by any applicable Law to be paid with respect to any of the transactions, activities or payments contemplated in the Operative Documents is a Tax to which the provisions of this Article 21 apply.

(b)    If requested by Lessor, Lessee shall deliver to Lessor on the Delivery Date and, thereafter, within thirty (30) days after receipt of Lessor’s written request made not more than annually during the Lease Term, the following documents to enable Lessor to comply with applicable Laws relating to VAT:

(i)    a certificate of an officer of Lessee regarding use of aircraft, in form and substance satisfactory to Lessor, and/or

(ii)    an Irish Revenue Form VAT 60B (or applicable successor form) with respect to this Lease.

21.3.    Lessor Tax Certificates. Prior to the first payment of Basic Rent hereunder, and thereafter as soon as reasonably practicable after receipt of Lessee’s written request therefor (but not more frequently than once within any 12-month period):

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ARTICLE 21
TAXES; TAX INDEMNITY

(i)    in the case of the Person that is Lessor on the date hereof, Lessor will deliver to Lessee a certificate or other document issued by the appropriate tax authority confirming that Lessor is a resident of Ireland for the purposes of taxation or, if such a certificate or other document is not then reasonably obtainable, equivalent official evidence of the status of Lessor as a resident of Ireland for the purposes of taxation; or

(ii)    in the case of a Person that acquires its interest in this Lease and the Aircraft by transfer from a prior Lessor, such Lessor will deliver to Lessee a certificate or other document issued by the appropriate tax authority of the country in which the principal place of business of such Lessor is located confirming that such Lessor is a resident of such country for the purposes of taxation or, if such a certificate or other document is not then reasonably obtainable, equivalent official evidence of the status of such Lessor as a resident of such country for the purposes of taxation.

21.4.    Withholding Tax Exemption Certificates. Each Indemnitee will deliver to Lessee, as soon as reasonably practicable after receipt of Lessee’s written request therefor (accompanied by a copy of each requested document, any published instructions for such document, and an English translation of each such document and instruction that is not in English) such forms, certifications, and other documents as (i) such Indemnitee is entitled under applicable Law to execute or obtain and (ii) are required by applicable Law to permit Lessee to make any payment to or for the account of such Indemnitee pursuant to this Lease without withholding (or withholding at a reduced rate, as the case may be) any withholding Tax that Lessee would be required by any applicable Law to withhold in the absence of such document, provided that in the case of any such document that must be executed or endorsed by any Governmental Authority or other taxing authority, the failure of such Indemnitee or Lessee to receive such document from such Governmental Authority or other taxing authority within a reasonable time shall not be deemed to be a failure to comply with this Section 21.4 so long as such Indemnitee is using commercially reasonable efforts to obtain such document, and provided, further, that no Indemnitee shall have any obligation to deliver any document requested by Lessee pursuant to this Section 21.4 if such Indemnitee determines in good faith that delivering such document would result in a risk that any Indemnitee could incur a liability, loss, cost or expense for which Lessee is not required by any Operative Document to indemnify such Indemnitee unless Lessee delivers to such Indemnitee a written undertaking to indemnify such Indemnitee on an After-Tax Basis for any such liability, loss, cost or expense in a manner reasonably satisfactory to such Indemnitee.

21.5.    Tax Filings; Information.

(a)    Unless otherwise directed or agreed in writing by Lessor, Lessee shall properly prepare and timely file all reports, returns, declarations and other documents (each a “Tax Document”) that are required by applicable Law to be filed with any Governmental Authority or other taxing authority with respect to each Indemnified Tax.

(b)    Lessee shall (i) deliver to Lessor within thirty (30) days after receipt of Lessor’s written request, a certificate of an officer of Lessee, in form and substance satisfactory to Lessor, demonstrating compliance with Lessee’s covenants in Section 11.6 during the period or periods specified in Lessor’s written request, and (ii) deliver to each Indemnitee as soon as reasonably practicable (and in any event within thirty (30) days) after receipt of such Indemnitee’s written request therefor, such information and copies of such records and other documents (including, without limitation, the flight log for the Aircraft) maintained or required to be maintained by Lessee or by any other user of any Item of Equipment in the regular course of its business as such Indemnitee may request from time to time to enable such Indemnitee to comply with applicable Tax reporting, audit, audit dispute resolution, and litigation requirements, and if requested by any Indemnitee, make such information, records and other documents available for inspection by such Indemnitee or its authorised representatives.

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ARTICLE 21
TAXES; TAX INDEMNITY

21.6.    Payment of Taxes and Indemnities.

(a)    To the extent required or permitted by applicable Law, Lessee shall pay each Indemnified Tax when due directly to the proper taxing authority, unless otherwise directed or agreed in writing by Lessor.

(b)    Any indemnity payable by Lessee to an Indemnitee shall be paid within ten (10) days after the date on which Lessee receives such Indemnitee’s written demand therefor (which demand shall provide a description in reasonable detail of the applicable Indemnified Taxes and the calculation of the amount of the indemnity payment demanded).

(c)    All amounts payable by Lessee pursuant to this Article 21 shall be paid on an After-Tax Basis.

21.7.    Contest.

(a)    If any Indemnitee receives a written claim from any taxing authority for any Indemnified Tax (a “Tax Claim”), such Indemnitee shall give Lessee written notice of such Tax Claim within fifteen (15) Business Days after such Indemnitee receives such Tax Claim.

(b)    If reasonably requested by Lessee in a written notice delivered to such Indemnitee within thirty (30) days after the date on which such Indemnitee gives the notice required by Section 21.7(a) with respect to a Tax Claim, and if the conditions described in Section 21.7(c) are satisfied and continue to be satisfied at all times during the contest, such Indemnitee shall contest such Tax Claim (or, at the option of such Indemnitee, may permit Lessee to contest such Tax Claim in the name of Lessee or in the name of such Indemnitee), in each case at Lessee’s expense, in accordance with applicable Law, and in a manner determined and controlled by the party that is conducting such contest (for example, by contesting the validity, applicability or amount of the Indemnified Taxes that are the subject of such Tax Claim by resisting payment of such Indemnified Taxes, or by paying such Indemnified Taxes under protest if protest is necessary and proper, or by paying such Indemnified Taxes and using reasonable efforts to obtain a refund thereof), and such Indemnitee shall not settle or compromise such Tax Claim or refrain from taking any allowable appeal from any adverse administrative or judicial determination with respect to such Tax Claim without the prior written consent of Lessee (which consent shall not be unreasonably withheld), provided that such Indemnitee shall have the right to refuse to begin or continue (or to permit Lessee to begin or continue) the contest of any or all of the Indemnified Taxes that are the subject of such Tax Claim if such Indemnitee (x) waives in writing its right under this Article 21 to be indemnified for the Indemnified Taxes which such Indemnitee declines to contest and (y) repays to Lessee the amount (if any) which Lessee previously advanced to such Indemnitee in accordance with Section 21.7(c)(iv) with respect to the Indemnified Taxes that such Indemnitee declines to contest. Any request by Lessee to contest a Tax Claim pursuant to this Section 21.7 shall constitute an acknowledgment and agreement by Lessee that the Taxes which are the subject of such Tax Claim are Indemnified Taxes and that Lessee shall pay on demand and on an After-Tax Basis all costs and expenses paid or incurred by such Indemnitee in connection with the conduct of such contest (including, without limitation, reasonable attorneys’ and accountants’ fees and disbursements).

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(c)    An Indemnitee shall have no obligation to begin or continue (or to permit Lessee to begin or continue) to contest any Tax Claim pursuant to this Section 21.7 unless all of the following conditions are satisfied at the time such contest is to be commenced and at all times during the contest:

(i)    no Event of Default (or Default consisting of an occurrence of any event described in Section 23(a), (m), or (n) hereof which has not yet become an Event of Default) shall have occurred and be continuing;

(ii)    contesting such Tax Claim would not, in the opinion of Lessor, result in any material reputational risk for any Indemnitee, any risk of criminal or civil penalty, or any reasonable possibility of any sale, forfeiture, confiscation, seizure or loss of, or the imposition of a Lien (other than a Lien for the Tax that is the subject of such contest provided that enforcement of such Lien is stayed until the final determination of such contest and Lessee maintains adequate reserves with respect to such Lien in accordance with International Accounting Principles) on any Item of Equipment or any interest therein;

(iii)    the amount of the Indemnified Tax that is the subject of such Tax Claim exceeds ***** (or its equivalent in any other currency) or, if the Indemnified Tax that is the subject of such Tax Claim is a recurring Tax, the sum of (A) the amount of the Indemnified Tax that is the subject of such Tax Claim plus (B) the aggregate amount of the Indemnified Taxes that would be required to be paid in all subsequent years during the remainder of the Term if the Tax Claim is not contested exceeds ***** (or its equivalent in any other currency);

(iv)    if such Indemnitee decides to contest such Tax Claim by paying the Indemnified Tax that is the subject of such Tax Claim and taking action to obtain a refund thereof, Lessee shall have made an interest-free advance to such Indemnitee in an amount equal to the amount of the Indemnified Tax and shall have delivered to such Indemnitee a written undertaking to indemnify such Indemnitee and its Affiliates for any adverse Tax consequences to such Indemnitee or any of its Affiliates resulting from such interest-free advance;

(v)    Lessee shall be paying, on demand and on an After-Tax Basis, all costs and expenses paid or incurred by such Indemnitee in connection with the conduct of such contest (including, without limitation, reasonable attorneys’ and accountants’ fees and disbursements);

(vi)    if requested by such Indemnitee, Lessee shall have delivered to such Indemnitee, at Lessee’s expense, a written opinion of independent tax counsel selected by such Indemnitee and reasonably acceptable to Lessee and having expertise with respect to the Tax that is the subject of the Tax Claim to the effect that it is more likely than not that the requested contest of such Tax Claim will be successful; and

(vii)    if the sum of the Indemnified Taxes that are the subject of such Tax Claim exceeds *****, Lessee shall have delivered to such Indemnitee (or, if required by applicable Law, to the court in which the proceeding contesting such Tax Claim is to be conducted) a letter of credit, surety bond or other collateral in form, substance and amount satisfactory to such Indemnitee, in its

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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ARTICLE 21
TAXES; TAX INDEMNITY

sole discretion (exercised reasonably and in good faith), to secure the obligations of Lessee under this Article 21 with respect to the Indemnified Taxes that are the subject of such Tax Claim unless Lessee shall have paid, or shall have advanced pursuant to Section 21.7(c)(iv) funds to pay, such Tax Claim.

(d)    If and to the extent that an Indemnitee determines in good faith (i) that it has actually realized a reduction in its current liability for an Excluded Tax (a “Tax Saving”), as a result of any deduction, Tax credit or other Tax benefit for any Indemnified Tax which Lessee has paid to the appropriate taxing authority or for which Lessee has paid an indemnity to such Indemnitee pursuant to Section 21.1, or (ii) that it has actually received a refund (in cash or as an offset against any liability of such Indemnitee for an Excluded Tax) (a “Refund”) of any Indemnified Tax paid by Lessee to the appropriate taxing authority or for which Lessee has paid an indemnity to such Indemnitee pursuant to Section 21.1, then provided that such Indemnitee may do so without adversely affecting its right to retain such Tax Saving or Refund and provided that no Event of Default (or Default consisting of the occurrence of any event described in Section 23(a), (m), or (n) hereof which has not yet become an Event of Default) has occurred and is continuing, such Indemnitee shall pay to Lessee an amount equal to the sum of:

(1)	the lesser of (x) the amount of such Tax Saving or Refund (as the case may be) minus the net amount of all Taxes payable by such Indemnitee with respect to the receipt or accrual of such Refund or Tax Saving, or (y) the amount of the Indemnified Tax or indemnity payment previously paid by Lessee with respect to such Indemnified Tax, plus

(2)	the amount of interest (if any) received by such Indemnitee on such Refund minus the net amount of all Taxes payable by such Indemnitee with respect to the receipt or accrual of such interest, provided that such Indemnitee shall not thereby be in a less favorable position than it would have been in if the Indemnified Tax had not been paid or incurred. A written statement of such Indemnitee as to the availability and/or amount of such Tax Saving or Refund and interest shall be final and conclusive, except for any manifest error.

(e)    Each Indemnitee shall provide as soon as reasonably practicable after receipt of Lessee’s written request therefor, any information or documents that are reasonably requested by Lessee and are in the possession or reasonable control of such Indemnitee and which are necessary to enable Lessee to contest any Tax pursuant to this Section 21.7, provided, however, that no Indemnitee shall have any obligation to make available, disclose or deliver to Lessee or any other Person (i) any return, report, declaration, opinion or other document or information relating solely to one or more Excluded Taxes or (ii) in the case of any return, report, declaration or other document or information that relates to one or more Excluded Taxes and to one or more Indemnified Taxes, the portion of such return, report, declaration, opinion or other document or information that relates to Excluded Taxes.

(f)    Any additional Tax that is imposed on an Indemnitee as a result of the disallowance, loss, unavailability, recapture, or reduction of any Tax Saving or Refund for which any Indemnitee made a payment to Lessee pursuant to Section 21.7(d) shall be treated as an Indemnified Tax for which Lessee is required to indemnify such Indemnitee pursuant to Section 21.1, without regard to the exclusions in Section 21.1(b) and without regard to the contest provisions of Sections 21.7(a) and 21.7(b).

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ARTICLE 21
TAXES; TAX INDEMNITY

21.8.    Survival. The respective obligations of Lessee and Lessor under this Article 21 shall remain in full force and effect, notwithstanding the occurrence of the Termination Date.

21.9.    Change in Circumstances; Mitigation. If Lessee incurs an indemnity liability under Section 21.1(a) or 21.1(c) or if it becomes reasonably foreseeable that Lessee would (but for this Section 21.9) incur an indemnity liability under Section 21.1(a) or 21.1(c), then if requested by Lessee in writing, Lessor shall consult with Lessee in good faith with a view to restructuring the transactions contemplated in this Lease so that the indemnity liability can be avoided or minimized, provided that no Indemnitee shall have any obligation to take any action pursuant to this Section 21.9 if such Indemnitee determines in good faith that taking such action may result in a material economic, legal or regulatory disadvantage to such Indemnitee or any material reputational risk for such Indemnitee. Lessee shall pay the costs and expenses incurred by Lessor or any other Indemnitee (as invoiced by Lessor or such other Indemnitee to Lessee and supported by evidence of such cost reasonably acceptable to Lessee), in connection with the consideration, negotiation, documentation, or closing of any restructuring requested by Lessee pursuant to this Section 21.9.

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ARTICLE 21
TAXES; TAX INDEMNITY

22.	RETURN OF AIRCRAFT

22.1.    Time and Place. On the Scheduled Termination Date (or, if applicable, the Termination Date if such date is different than the Scheduled Termination Date) and unless the Aircraft has suffered an Event of Loss, Lessee, at its own expense, shall return the Aircraft to Lessor at the Redelivery Location. Lessor and Lessee shall evidence Lessor’s acceptance of Return of the Aircraft, and any exceptions thereto, by executing a Return Acceptance Certificate. Unless a Default or an Event of Default shall have occurred and be continuing or unless this Lease shall have been cancelled by Lessor pursuant to Article 24, upon such execution and delivery, this Lease shall terminate, with neither party hereto having any further liability to the other hereunder except for those Obligations which specifically survive the expiration, cancellation or termination of this Lease or as are otherwise reserved in accordance with such Return Acceptance Certificate. If an Event of Default occurs by Lessee failing to complete Return on the Scheduled Termination Date or if an Event of Default occurs prior to or after the Scheduled Termination Date and Lessor exercises its remedy to thereafter repossess the Aircraft, Lessee is nonetheless obligated to comply, and to have the Aircraft comply, with the return requirements set forth in this Article 22 on the date of actual Return or repossession by Lessor.

22.2.    Condition. Upon return of the Aircraft pursuant to Section 22.1, Lessee shall comply with the requirements of Appendix 2E and shall return the Aircraft in a condition in compliance with the provisions of this Lease, including this Article 22 and Appendix 2E.

22.3.    Lessee’s Continuing Obligations.

(a)    If Lessee shall, for any reason whatsoever, fail to return the Aircraft in a timely manner in the condition specified in this Lease, the Obligations of Lessee shall continue and the Lease Term shall be deemed to be extended, day-to-day, until Return of the Aircraft; provided that this paragraph shall not be construed as permitting Lessee to fail to meet its Obligation to return the Aircraft in accordance with the requirements of this Lease and shall not constitute a waiver by Lessor of any Default or Event of Default arising out of such failure or prejudice the rights of Lessor under Article 24 with respect thereto.

(b)    If the Aircraft is not returned to Lessor in accordance with this Lease on the Scheduled Termination Date:

(i)    with effect from and including the Scheduled Termination Date, Fixed Rent shall continue to be payable at the daily rate of one-thirtieth (1/30) of the Fixed Rent otherwise payable hereunder; and with effect from and including the fifteenth (15th) day following the Scheduled Termination Date, Fixed Rent shall be payable at the daily rate of one-twentieth (1/20) of the Fixed Rent otherwise payable hereunder; and with effect from and including the thirtieth (30th) day following the Scheduled Termination Date, Fixed Rent shall thereafter be payable at the daily rate of one-fifteenth (1/15) of the Fixed Rent otherwise payable hereunder; and

(ii)    payments in respect of Maintenance Reserves shall continue to be payable and, with respect to Maintenance Reserves paid on a monthly basis, prorated on a daily basis based on a month consisting of thirty (30) days;

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ARTICLE 22
RETURN OF AIRCRAFT

each of which amounts shall be paid by Lessee at the earlier to occur of each next Fixed Rent Payment Date and Return. Notwithstanding the foregoing, in the event Lessee is unable to return the Aircraft to Lessor in accordance with this Lease on the Scheduled Termination Date primarily as a result of any act or omission of Lessor or any Person lawfully claiming by or through Lessor, Lessee’s continuing Fixed Rent payment obligations as set forth in sub-section (i) shall not apply.

(c)    Lessor may elect, in its sole and absolute discretion and without prejudice to its rights under this Lease, to accept the return of the Aircraft prior to the Aircraft being put in the condition required by this Article 22 and thereafter have any such non-conformance corrected at such time as Lessor may deem appropriate and at commercial rates then charged by the Person selected by Lessor to accomplish such correction. Any direct, documented, out-of-pocket expenses incurred by Lessor for such correction will become Supplemental Rent payable by Lessee on demand following the submission of a written statement by Lessor to Lessee, identifying the items corrected and setting forth the expense of such corrections in reasonable detail. Lessee’s Obligation to pay such Supplemental Rent will survive the Termination Date and until such time that the Aircraft is put into the condition required for Return and Lessee’s remaining Obligations due for performance on the Termination Date have been performed in full.

22.4.    Legal Status Upon Return. At Return, the Aircraft shall be:

(a)    free and clear of all Liens, except Lessor’s Liens; and

(b)    duly registered in the name of Lessee, as lessee, and evidencing the ownership interest of Owner to the extent permitted under the Law of the State of Registration of the Aircraft.

At Return, Lessee shall, at its own cost and expense, procure or cooperate with Lessor in procuring the immediate deregistration of the Aircraft from the Register (including, without limitation, execution and delivery by Lessee of such documents as may be required to de-register the Aircraft from the Register and to terminate the Lease or to evidence the expiration, termination or cancellation of the Lease).

22.5.    Airport and Navigation Charges. Lessee shall ensure that upon Return any and all airport, navigation and other similar charges in connection with the use and operation of the Aircraft or any other aircraft operated by or in Lessee’s fleet of aircraft which give rise or would if unpaid give rise to any Lien in relation to the Aircraft or any Item of Equipment have been paid and discharged in full and will at Lessor’s written request produce reasonable evidence thereof reasonably satisfactory to Lessor.

72
ARTICLE 22
RETURN OF AIRCRAFT

23.	EVENTS OF DEFAULT

Any one or more of the following events shall constitute an “Event of Default” under this Lease:

(a)    Lessee shall fail to make any payment of Rent or in respect of Maintenance Reserves when due hereunder and such failure shall continue for five (5) Business Days; or

(b)    Lessee shall fail to procure and maintain the Insurances, or Lessee shall operate the Aircraft at a time when or in a place where such Insurances shall not be in effect or otherwise outside the scope of coverage of the Insurances or Lessee fails to comply with the provisions of Sections 11.5 (Compliance with Laws) or 17.1 (Registration); or

(c)    Lessee shall fail to timely comply with the provisions of Article 4 (Security Deposit); or

(d)    Lessee shall fail to timely comply with its Obligation to accept delivery of the Aircraft when validly tendered by Lessor hereunder, or Lessee fails in any material respect to satisfy the conditions precedent for Delivery under Article 7 hereof; or

(e)    Lessee shall fail to timely comply with its Obligation to complete Return of the Aircraft to Lessor on the Scheduled Termination Date or, if applicable, the Relevant Date as defined in Section 27.1(b) and such failure is not primarily attributable to any act or omission of Lessor or any Person lawfully claiming by or through Lessor; provided that so long as Lessee is diligently endeavoring to return the Aircraft to Lessor in accordance with the provisions of this Lease, the time for compliance shall be extended for a period of up to fifteen (15) days from the Scheduled Termination Date or the Relevant Date, as the case may be; or

(f)    Lessee (i) voluntarily suspends substantially all of its airline operations or the franchises, concessions, permits, rights or privileges required for the conduct of the business and operations of Lessee are revoked, cancelled or otherwise terminated or the free and continued use and exercise thereof curtailed or prevented, and as a result of any of the foregoing the preponderant business activity of Lessee shall cease to be that of a commercial airline, or (ii) ceases to be a commercial air carrier or ceases to hold its current air operator’s certificate (or equivalent); or

(g)    Any representation or warranty made by Lessee herein or in any document or certificate furnished to Lessor in connection herewith or pursuant hereto shall prove to have been incorrect in any material respect when made, and if capable of cure, is not cured within thirty (30) days of receipt of notice of the same; or

(h)    The occurrence of a Related Lease Event of Default or an event of default (as defined therein) or material breach of any obligation under any Operative Document, which event of default or material breach is not cured within any applicable cure period set forth therein;

(i)    Lessee shall at any time fail to maintain the Items of Equipment in accordance with the provisions of this Lease or to promptly correct any discrepancy which renders the Aircraft or any Item of Equipment unairworthy so that a current and valid certificate of airworthiness and continuing authority to operate the Aircraft in commercial revenue service by the Aeronautics Authority cannot be or is not maintained for the Aircraft; provided, however, that it shall not be deemed to be an Event of Default if all Airbus A319 series aircraft are the subject of a grounding order issued by the Aeronautics Authority or the EASA, unless Lessee fails to comply with any instructions to correct the reason(s) for such grounding

73
ARTICLE 23
EVENTS OF DEFAULT

order promptly following the issuance thereof or fails to make diligent efforts to obtain any necessary parts required for such correction, but giving due regard to the management of such corrections on a fleet-wide basis; or

(j)    This Lease, any Related Lease or any assignment for security of any Permitted Sublease shall cease to be a valid and enforceable agreement and in full force and effect for any reason due to any action or inaction of Lessee in breach of its obligations hereunder or Lessee otherwise repudiates the same; or

(k)    Lessee shall fail to comply with its obligations pursuant to Sections 12.12(a) (Installation of other Engines), 17.5 (Perfection of Title), 17.6 (Cape Town Convention) or 17.7 (Permitted Liens) and such failure shall continue for a period of five (5) Business Days after notice thereof is given by Lessor to Lessee; or

(l)    Lessee shall fail to perform or observe in any material respect any other of the covenants, conditions, or agreements to be performed or observed by it hereunder and such failure shall continue for a period in excess of thirty (30) days after written notice thereof is given by Lessor to Lessee of such failure; or

(m)    Attachments or other Liens shall be issued or entered against substantially all of the property of Lessee and shall remain undischarged or unbonded for thirty (30) days except for security interests created in connection with monies borrowed or obligations agreed to by Lessee in the ordinary course of its business; or

(n)    (i) Lessee shall commence any case, proceeding or other action (A) under any existing or future Law relating to bankruptcy, insolvency, examinership, administration, reorganisation or other relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganisation, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its assets, or Lessee shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Lessee any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against Lessee any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) Lessee shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) Lessee shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

Lessee hereby acknowledges that the occurrence of any one of the foregoing Events of Default would represent a material default in the performance of its Obligations.

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ARTICLE 23
EVENTS OF DEFAULT

24.	LESSOR’S RIGHTS AND REMEDIES FOLLOWING AN EVENT OF DEFAULT

24.1.    Lessor’s Rights Following an Event of Default. At any time after the occurrence and continuation of an Event of Default Lessor may treat such event as a repudiation by Lessee of the Lease generally and of its Obligations and may:

(a)    in the event of the occurrence and continuation of an Event of Default before Delivery, by notice to Lessee terminate its obligation to lease the Aircraft to Lessee hereunder; and/or

(b)    proceed by appropriate court action to enforce performance by Lessee of the applicable covenants and provisions of this Lease or the other Operative Documents or to recover damages for the breach thereof; and/or

(c)    by notice to Lessee, (i) require the grounding of the Aircraft and or (ii) cancel this Lease on and as of the date specified in such notice and (without further notice to Lessee) retake possession of the Aircraft, and Lessee agrees that Lessor may by its agents or representatives for this purpose enter upon Lessee’s premises where the Aircraft may be located or cause the same to be redelivered to Lessor, and Lessor shall be entitled to act as attorney for Lessee in causing such redelivery or in directing pilots to fly the Aircraft to said airport for redelivery thereof to Lessor and shall have all the powers and authorisations legally necessary for taking such action (at Lessor’s election); and/or

(d)    do anything that may be required to cure the Event of Default (notwithstanding Lessor having no obligation or responsibility to do so and without prejudice to Lessor’s right to treat any such non-compliance by Lessee as an Event of Default under this Lease) and recover from Lessee all costs and expenses incurred in doing so; and/or

(e)    with or without taking possession thereof, sell all the Aircraft or any Item of Equipment at public or private sale, with or without advertisement, for cash or upon credit, or otherwise dispose of, hold, use, operate, lease to others or keep idle the Aircraft or any Item of Equipment as Lessor in its sole discretion may determine appropriate, all free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for any proceeds thereof, all in such manner and on such terms as Lessor considers appropriate in its absolute discretion, as if this Lease had never been entered into; and/or

(f)    require Lessee to pay to Lessor all amounts due and payable by Lessee to Lessor and/or any Indemnitee under the Operative Documents to which it is a party as of the date of termination or cancellation of this Lease; and/or

(g)    require Lessee to pay to Lessor on demand and to indemnify Lessor for, from and against all damages, costs, fees, disbursements and expenses incurred or recoverable (pursuant to Article 2A (Uniform Commercial Code – Leases) or other applicable Law) by Lessor or in connection with such Event of Default, including, but not limited to:

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ARTICLE 24
LESSOR’S RIGHTS AND REMEDIES
FOLLOWING AN EVENT OF DEFAULT

(i)    all losses, including lost profits (calculated on an After-Tax Basis) suffered by Lessor because of Lessor’s inability to place the Aircraft on lease with another lessee or inability to place the Aircraft on lease with another lessee on terms as favourable to Lessor as this Lease and the other Operative Documents or because whatever use, if any, to which Lessor is able to put the Aircraft upon its return to Lessor, or the amount received by Lessor upon a sale or other disposal of the Aircraft, is not as profitable to Lessor as leasing the Aircraft in accordance with the terms of this Lease and the other Operative Documents would have been, including, in each case, but without duplication, lost Rent payments during any remarketing period or during any period in which the Aircraft is placed in storage and which have not otherwise been paid by Lessee (and, without duplication, taking into account any expenses incurred by Lessor in remarketing the Aircraft and/or in modifying or reconfiguring the Aircraft to meet the requirements of an alternative lessee); and

(ii)    interest at the Past Due Rate on (A) any amounts due and payable by Lessee under this Lease, but not paid, and (B) any judgment against Lessee in respect of or related to this Lease or any other Operative Document issued by a court of competent authority until the same are paid in full; and

(iii)    without duplication of any of the foregoing, any loss, cost, expense or liability sustained or incurred by Lessor owing to Lessee’s failure to redeliver the Aircraft on the date, at the place and in the condition required by this Lease, including any costs, fees, disbursements and expenses incurred in (A) repossessing, storing, preserving, shipping, maintaining, repairing and refurbishing any Item of Equipment to the condition required by this Lease and (B) preparing any Item of Equipment for sale or lease, advertising the sale or lease of any such Items and selling or re-leasing the same; and

(iv)    reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Default or Event of Default or the exercise of Lessor’s remedies with respect thereto; and/or

(h)    without duplication of any of the foregoing, require Lessee to indemnify each Indemnitee on demand against any expense which such Indemnitee may sustain or incur as a result or consequence of such Event of Default, including (but not limited to) any loss, premium, penalty or expense which may be incurred in repaying funds raised to finance the Aircraft or any Item of Equipment or in unwinding any swap, forward interest rate agreement or other financial instrument relating in whole or in part to any financings by Lessor or Owner in connection with this Lease, any Operative Document, any Item of Equipment or any rights thereunder or in connection therewith (including any interest, fees, penalties, breakage costs or other sums whatsoever paid or payable on account of funds borrowed, including funds borrowed in order to carry any unpaid Rent, any unpaid amount in respect of Maintenance Reserves, or other Obligations); and/or

(i)    apply and/or set off against any Obligations and Lessor’s costs, damages, expenses and disbursements incurred in connection with such Event of Default, at Lessor’s discretion, all amounts paid to Lessor in respect of Maintenance Reserves or Security Deposit pursuant to this Lease, as well as any other amounts paid by Lessee under any Operative Document and Related Lease; and/or

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ARTICLE 24
LESSOR’S RIGHTS AND REMEDIES
FOLLOWING AN EVENT OF DEFAULT

(j)    require Lessee to redeliver possession of the Aircraft to Lessor at the Redelivery Location (or such other location as Lessor may require); and/or

(k)    exercise any of the rights, and avail itself of any of the remedies, provided by Article 2A (Uniform Commercial Code—Leases) and, to the extent applicable, Article 9 (Uniform Commercial Code—Secured Transactions) of the New York Uniform Commercial Code, or otherwise available under any other applicable Laws, including but not limited to the applicable rights and remedies provided by the Laws of the United Mexican States.

Without prejudice to Lessor’s other remedies under this Lease or any other Operative Document, Lessee agrees that the occurrence of an Event of Default shall entitle Lessor to automatically and unilaterally cancel or terminate this Lease without requirement of any prior notice or judicial intervention for all legal purposes. All costs and expenses incurred or advanced by Lessor for or on account of any Obligations following the occurrence and continuation of an Event of Default shall bear interest at the Past Due Rate from the date on which such expenditure is incurred by Lessor until the date of reimbursement thereof by Lessee (both before and after any relevant judgment, if any).

24.2.    De-Registration. If an Event of Default occurs and is continuing following Delivery, Lessor may otherwise deal with the Aircraft as if this Lease has never been made and Lessee will at the request of Lessor take all steps necessary to effect (if applicable) de-registration of the Aircraft and its export from the country where the Aircraft is for the time being situated and any other steps necessary to enable the Aircraft to be redelivered to Lessor in accordance with this Lease. Lessee hereby irrevocably and by way of security for its obligations under this Lease appoints (which appointment is coupled with an interest) Lessor as its attorney to execute and deliver any documentation and to do any act or thing required in connection with the foregoing.

24.3.    Present Value of Payments. In calculating Lessor’s damages hereunder, upon the occurrence of an Event of Default all Rent and other amounts which would have been due hereunder during the Lease Term if an Event of Default had not occurred, together with amounts, if any, scheduled to be paid by a new lessee after any re-lease of the Aircraft, will be calculated on a present value basis using a discount rate of ***** per annum, discounted to the earlier of the date on which Lessor obtains possession of the Aircraft or Lessee makes an effective tender thereof.

24.4.    Remedies Cumulative. No remedy referred to in this Article 24 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor; and the exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies. No express or implied waiver by Lessor of any Default or Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default.

24.5.    Lessor’s Exercise of Remedies. In effecting any repossession of the Aircraft (including the Aircraft Documents, any Item of Equipment, an Engine, or Part) (“Repossessed Items”), Lessor and its representatives and agents, to the extent permitted by Law, shall:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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ARTICLE 24
LESSOR’S RIGHTS AND REMEDIES
FOLLOWING AN EVENT OF DEFAULT

(a)    have the right to enter upon any premises where it reasonably believes the Repossessed Items to be located;

(b)    not be liable, in conversion or otherwise, for the taking of any personal property of Lessee which is in or attached to any of the Repossessed Items; provided, however, that Lessor shall return to Lessee all personal property of Lessee and other Persons, including its employees or its passengers, which was on the Aircraft at the time Lessor repossessed the Aircraft;

(c)    not be liable or responsible, in any manner, for any inadvertent damage to any of Lessee’s property in repossessing and holding any of the Repossessed Items, except to the extent caused directly by Lessor’s gross negligence or willful misconduct; and

(d)    have the right to maintain possession of and dispose of the Repossessed Items on any premises owned by Lessee or under Lessee’s control.

24.6.    Application of Payments Following Default or Event of Default. Any and all payments received by Lessor under this Lease and under any other Operative Document following the occurrence and during the continuation of a Default or Event of Default, whether in respect of Rent, Supplemental Rent or otherwise, may be applied by Lessor to the Obligations of Lessee in any manner or order as Lessor may determine in its sole discretion, notwithstanding any instructions, directions or notice given by Lessee or any other Person with respect to the application of such payments.

24.7.    Use of Termination Date. If this Lease is cancelled or the leasing of the Aircraft is otherwise terminated and the Aircraft is repossessed in connection with Lessor’s exercise of remedies following the occurrence and during the continuation of an Event of Default prior to the Scheduled Termination Date, then notwithstanding the use of the term “Termination Date” in this Lease, the period of the Lease Term and the “Scheduled Termination Date” will be utilised in calculating the damages to which Lessor may be entitled to receive from Lessee pursuant to Section 24.1.

24.8.    No Right to Maintain Possession. Upon cancellation of this Lease or termination of the leasing of the Aircraft following the occurrence and during the continuance of an Event of Default, Lessee shall have no right to maintain possession of the Aircraft or any Item of Equipment, and any de facto possession thereof exercised by Lessee shall be deemed illegitimate possession for all purposes of applicable Law with respect to the Aircraft and all Items of Equipment, and Lessee agrees to redeliver immediate possession of the Aircraft as directed by Lessor.

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FOLLOWING AN EVENT OF DEFAULT

25.	ASSIGNMENT AND TRANSFER

25.1.    No Assignment by Lessee. Except as permitted by Section 15.1, Lessee shall not transfer, assign, novate, mortgage or complete any other such or similar transfer of any interest in this Lease or any of its rights hereunder or in any Item of Equipment, and any such purported assignment shall be void ab initio.

25.2.    Transfer of Lessor’s and/or Owner’s Interests. Each of Lessor, Owner, any Owner Participant and any Financing Party may at any time and without Lessee’s consent transfer to any Person (a “Transferee”) the Aircraft and/or all or any of its rights and obligations under this Lease and the other Operative Documents to which it is a party; provided that (i) at the time of transfer, no such transfer shall result in any increase of Lessee’s liabilities or obligations hereunder or under any other Operative Document or create any additional obligations on the part of Lessee hereunder or thereunder or adversely affect Lessee’s rights under this Lease or any other Operative Document to which it is a party or its rights in respect of the Aircraft or any Item of Equipment, based on current laws in effect at the time of such transfer or enacted prior to but scheduled to come into effect subsequent to the date of such transfer, than it would have had if such transfer had not taken place; (ii) at the time of transfer, the Transferee shall have a net worth of no less than *****, or the obligations of Lessor under the Lease shall have been guaranteed by a guarantor having a net worth of no less than *****, or Transferee shall have agreed to hold all Security Deposits, Maintenance Reserves and insurance proceeds in excess of the Agreed Value in a segregated account; (iii) no Transferee shall be an air carrier (or an Affiliate of the same) that competes with Lessee; (iv) any Transferee shall have agreed in writing for the benefit of Lessee to be bound by and perform all obligations of “Lessor” under this Lease and the other Operative Documents, or in the case of a transfer to or by a Financing Party, the Transferee shall have agreed that (a) in exercising its rights under the Lease and/or other Operative Documents, it shall do so in accordance with the terms hereof and thereof and (b) to the extent it shall receive any amounts of Security Deposit, Rent, Supplemental Rent or Agreed Value, it shall receive, hold, apply, return, reimburse and pay, as applicable, such amounts in accordance with the applicable provisions of the Lease. Lessee acknowledges that neither minimal increases in Lessee’s administrative obligations, including expenses, nor an increase in the number of Indemnitees and/or Additional Insureds as a result of such transfer shall not, in and of itself, constitute an increase in Lessee’s obligations hereunder. The foregoing shall apply with the same force and effect to the transfer of any beneficial interest in the Aircraft or any trust or similar entity.

25.3.    Cooperation with Transfers. Lessee shall do such things and execute such documents as may be reasonably requested of it to give effect to a transfer contemplated by and made or to be made in accordance with the terms and provisions of Section 25.2, including (a) entering into an assignment and assumption agreement or novation deed with the Transferee in form and substance reasonably satisfactory to Lessee, and (b) providing Lessor reasonably requested scheduling and routing information for the Aircraft or the Item of Equipment being transferred. Lessor shall reimburse (or cause Lessee to be reimbursed) for any reasonable out-of-pocket expenses reasonably incurred by Lessee in connection with such transfer. Lessee shall make such amendments to the stated contracts and list of Additional Insureds in respect of the Insurances effected in respect of the Aircraft so as to ensure continued compliance with the requirements of Article 19 with regard to the interests of such Transferee and any new Financing Parties and shall provide to Lessor updated documentation evidencing such amendments.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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25.4.    Financings. Owner, Lessor and any Owner Participant may at any time and without Lessee’s consent enter into any financing arrangements (which may include the conversion of the lease transaction contemplated by this Lease to a “leveraged lease” structure, a “head-lease, sub-lease” or other

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lease structure) with respect to the Aircraft pursuant to which (a) Lessor may assign its rights under this Lease and the other Operative Documents (by way of security) to Owner or to any Financing Parties and (b) Owner may execute a mortgage over the Aircraft in favour of the Financing Parties; provided, that (i) no such financing transaction shall increase Lessee’s liabilities or obligations hereunder or under any other Operative Document or create any additional liabilities or obligations on the part of Lessee hereunder or thereunder or adversely affect Lessee’s rights under this Lease or any other Operative Document to which it is a party, based on laws enacted or in effect at the time of such transfer, than it would have had if such transfer had not taken place; (ii) any Transferee shall have agreed in writing for the benefit of Lessee to be bound by and perform all obligations of “Lessor” under this Lease and the other Operative Documents, or in the case of a transfer by a Financing Party, the Transferee shall have agreed that (a) in exercising its rights under the Lease and/or other Operative Documents, it shall do so in accordance with the terms hereof and thereof and (b) to the extent it shall receive any amounts of Security Deposit, Basic Rent, Supplemental Rent or Agreed Value, it shall receive, hold, apply, return, reimburse and pay, as applicable, such amounts in accordance with the applicable provisions of the Lease. Such financing arrangements may also take the form of a securitisation (a “Securitisation”) involving one or more loans from one or more financial institutions (each a “Lender”), and/or with notes, loan certificates, or pass through certificates issued pursuant to an indenture with a trustee (the “Trustee”), which notes, loan certificates or pass through certificates may be guaranteed (in whole or in part) by one or more monoline insurers (each, a “Financial Guarantor”).

25.5.    Cooperation with Financings. Lessee shall cooperate with Lessor and do such things and execute such documents and make such filings and registrations in the State of Registration as may be requested of it by Lessor and/or Owner in order to protect the interests of the Financing Parties and/or Owner in connection with any financing contemplated by and made or to be made in accordance with the terms and provisions of Section 25.4 including, without limitation, (a) executing an acknowledgement of any assignment of Lessor’s rights under this Lease in favour of Owner or any relevant Financing Party, on terms customary in aircraft financing transactions or Securitisations, (b) providing Lessor scheduling and routing information for the Aircraft or any Item of Equipment being financed, (c) making such amendments to this Lease and any of the other Operative Documents and executing such additional documents, as may be reasonably be requested by Lessor in connection with the Securitisation, provided that any such amendment or additional documentation does not adversely affect the rights, or materially increase the obligations, of Lessee under the Lease and Operative Documents, and (d) making such amendments to the Insurances maintained in respect of the Aircraft to ensure continued compliance with the requirements of Article 19 with regard to the interests of Owner and any such Financing Party, and shall provide to Lessor updated documentation evidencing such amendments. Lessor shall reimburse (or cause Lessee to be reimbursed) for any reasonable out-of-pocket expenses incurred by Lessee in connection with such financing transaction.

25.6.    Notice of Security Assignment. Lessor hereby provides irrevocable notice to Lessee that:

(a)    pursuant to the Security Trust Agreement, Lessor has assigned to the Security Trustee by way of security, all of its right, title and interest in and to the Lease and the proceeds thereof, including certain insurance proceeds (the “Security Assignment”), and Lessee is hereby authorised and required to make all payments to Security Trustee in accordance with the terms of this Lease until the Security Trustee otherwise directs, in writing, and Lessee is hereby authorised and required to comply with any such directions of the Security Trustee;

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(b)    by executing and delivering the Lessee Acknowledgment, Lessee shall have confirmed its acknowledgment of an agreement for the benefit of the Security Trustee that the Security Trustee shall not be bound by, nor have any liability to Lessee for the performance of, any of the obligations of Lessor under this Lease save and to the extent otherwise expressly agreed in writing by the Security Trustee with Lessee, and Lessee is hereby irrevocably authorised to assume the obligations expressed to be assumed by Lessee under the Lessee Acknowledgment to the effect that, so far as the same would otherwise be incompatible with the Lease, Lessee’s obligations to Lessor under the Lease shall be modified accordingly; and

(c)    by executing and delivering the Lessee Acknowledgment, Lessee shall have acknowledged that each of Owner and Lessor has appointed the Servicer as its servicer and attorney-in-fact in respect of the Lease and the Aircraft as contemplated in Section 27.3 hereof, and all communications received by Lessee from the Servicer in connection with this Lease and the Aircraft may and shall be relied upon (and complied with where the context calls for compliance) by Lessee as if Lessee received the same from Lessor and/or Owner, as the case may be, and Lessee may rely on this notice of such appointment until notified in writing to the contrary by Owner, Lessor or Security Trustee.

25.7.    Transfer of Beneficial Interest. The provisions of Sections 25.2 and 25.3 shall be applicable to any sale, assignment, transfer or other conveyance by Owner Participant of all or any portion of its right, title and/or interest in or to the Aircraft, this Lease and/or the Beneficial Interest or by applicable Law as applied thereto.

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26.	LAW AND JURISDICTION

26.1.    Governing Law. THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, U.S.A. APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD FOR CONFLICT OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

26.2.    Consent to Jurisdiction. Each of Lessee and Lessor hereby expressly and irrevocably consents that any legal action or proceeding with respect to this Lease may be brought in any court of the State of New York or any Federal court of the United States of America located in New York, New York, located in the Borough of Manhattan, United States of America, or in any jurisdiction where Lessee or Lessor or any of their respective assets may be found, and by execution and delivery of this Lease, each of Lessee and Lessor hereby irrevocably and expressly submits to and accepts with regard to any such action or proceeding, for itself and in respect of its assets, generally and unconditionally, the jurisdiction of the aforesaid courts, irrevocably and expressly waiving the jurisdiction of any other courts to which it may be entitled by reason of its present or future domicile or otherwise.

26.3.    Process Agent and Service of Process. Lessee shall, not later than the execution date of this Lease, irrevocably designate, appoint and empower a duly authorised agent for service of process in the State of New York reasonably acceptable to Lessor in any suit or proceeding with respect to this Lease. A copy of any such process served on such agent shall be promptly forwarded by airmail by the person commencing such proceeding to Lessee at its address set forth in Appendix 2B, but the failure of Lessee to receive such copies shall not affect in any way the service of such process as aforesaid. Lessee further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified airmail, postage prepaid, to Lessee at its address set forth in Appendix 2B. The foregoing, however, shall not limit the rights of Lessor to serve process in any other manner permitted by Law or to bring any legal action or proceeding or to obtain execution of judgment in any jurisdiction.

26.4.    Jurisdiction and Forum. Lessee agrees that final judgment against Lessee in any action or proceeding in connection with this Lease shall be conclusive and may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of Lessee’s indebtedness. Lessee hereby irrevocably waives, to the fullest extent permitted by Law, any objection which Lessee may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Lease brought in the State of New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in the State of New York has been brought in an inconvenient forum. To the extent that Lessee may, in any jurisdiction in which proceedings may at any time be taken for the determination of any question arising under or for the enforcement of this Lease (including any interlocutory proceedings or the execution of any judgment or award arising therefrom), be entitled to claim or otherwise be accorded for itself or its property, assets or revenues immunity from suit or attachment (whether in aid of execution, before judgment or otherwise) or other legal process, and to the extent that in any such jurisdiction, there may be attributed to Lessee, or its property, assets or revenues such immunity (whether or not claimed), Lessee hereby irrevocably agrees not to claim and waives such immunity to the fullest extent permitted by the Law of such jurisdiction.

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26.5.    Waiver of Jury Trial. LESSEE AND LESSOR HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE BOTH PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS LEASE, ANY OF THE OPERATIVE DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

26.6.    Waiver of Immunity. Each party to this Lease agrees that in any legal action or proceedings against it or its assets in connection with this Lease and/or any other Operative Document no immunity from such legal action or proceedings (which shall include, without limitation, suit, attachment prior to judgment, other attachment, the obtaining of judgment, execution or other enforcement) shall be claimed by or on behalf of it or with respect to its assets, irrevocably waives any such right of immunity which it or its assets now have or may hereafter acquire or which may be attributed to it or its assets and consents generally in respect of any such legal action or proceedings to the giving of any relief or the issue of any process in connection with such action or proceedings including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order of judgment which may be made or given in such action or proceedings.

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27.	MISCELLANEOUS

27.1.    Severability and Illegality.

(a)    Severability. Any provision of this Lease prohibited by or unlawful or unenforceable under any applicable Law actually applied by any court of competent jurisdiction shall, to the extent required by such Law, be severed from this Lease and rendered ineffective so far as is possible without modifying the remaining provisions of this Lease.

(b)    Illegality.

(i)    If at any time there is a change in any applicable Law binding upon Lessee or Lessor in its State of Organisation or where it has its principal office or in any jurisdiction in which any action is required to be performed by it for the purposes of any Operative Document which renders, or which will render, it unlawful for such party to perform any of its obligations or to exercise any of its rights under any Operative Document (an “Illegality Event”) and the parties are not able to restructure the transaction in accordance with Section 27.1(b)(iii), Lessor or Lessee (as the case may be) shall forthwith notify the other party hereto and Lessor or Lessee (as the case may be) shall be entitled by written notice (the “Illegality Notice”) to the other party, either:

(A)    to terminate its obligation to lease, or take on lease, the Aircraft pursuant to the terms of this Lease; or

(B)    if such event occurs after the Delivery Date, to terminate the Lease Term,

in each such case, on the Relevant Date.

(ii)    In Section 27.1(b) “Relevant Date” means the later to occur of:

(A)    the date of the Illegality Notice; and

(B)    a future date specified in the Illegality Notice being prior to the date on which the Illegality Event takes effect.

(iii)    Lessor and Lessee shall, for a period of ***** days from the date Lessor or Lessee becomes aware that an Illegality Event will arise or has arisen, or such shorter period ending on the Business Day prior to the date on which such Illegality Event takes place, and provided that no Event of Default has occurred and is continuing, negotiate in good faith and take all commercially reasonable steps (subject to Section 27.1(b)(iv) below) which are available to mitigate the effects of such Illegality Event, with a view to restructuring the transaction in a manner such that the leasing of the Aircraft to Lessee may continue on the same commercial terms as under this Lease, including, without limitation, by way of amendment, novation or replacement to any Operative Document, or termination of, any Operative Document.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(iv)    Nothing in Section 27.1(b)(iii) above shall, or shall be construed so as to, oblige Lessor to take any mitigating steps (including, without limitation, omitting to act) if, in its reasonable opinion, to do so:

(A)    would or would be likely to involve it in any unlawful activity or any activity that is contrary to any Law; or

(B)    unless indemnified to its satisfaction, would involve it in any cost, loss, liability or Tax disadvantage; or

(C)    would be prejudicial to it, the Aircraft or the other Indemnitees.

(v)    The cost of any mitigation pursuant to this Section 27.1(b) shall be for the account of Lessee.

(vi)    If Lessor or Lessee shall have terminated the Lease Term or its obligation to lease, or take on lease, the Aircraft pursuant to the terms of this Lease in accordance with Section 27.1(b)(i), then on the Relevant Date, Lessee shall:

(A)    return the Aircraft to Lessor in accordance with the provisions of Article 22 if the Aircraft has been delivered to Lessee under this Lease, unless a Lessor Illegality Event has occurred in which case the Aircraft shall be returned to Lessor in its then as-is condition, but in any event, having been operated and maintained throughout the Lease Term in accordance with the provisions of this Lease; and

(B)    pay to Lessor the amounts provided in Section 24.1, clauses (f), (g) and (h), and Section 24.3 as if references therein to an “Event of Default” were to the termination of the Lease Term pursuant to Section 27.1(b)(i).

27.2.    Amendments. No term or provision of this Lease may be amended, modified, waived, discharged or terminated orally, but only by a written instrument signed by Lessor and Lessee.

27.3.    Lessor’s Right to Perform; Lessor’s Right to Delegate a Servicer.

(a)    If Lessee fails to perform or comply with any Obligations, Lessor shall have the right, but not the obligation, to discharge such obligation, and the amount of such payment made and the expenses of Lessor incurred in connection with such discharge shall be payable by Lessee upon demand, together with interest at the Past Due Rate from the date such expenses were incurred.

(b)    (i)    Lessor may delegate to any Person or Persons (including, without limitation, the Servicer) all or any of the rights, powers or discretions vested in it by this Lease or any of the other Operative Documents, and any such delegation may be made upon such terms and conditions and subject to such regulations (including the power to sub-delegate) as Lessor in its absolute discretion deems fit;

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(ii)    Pursuant to a servicing agreement between Servicer, Owner and Lessor, Servicer has been appointed by Lessor and Owner as servicer for all matters related to this Lease and the Aircraft, and accordingly, except with respect to payments of Rent, Supplemental Rent, Maintenance Reserves and other amounts payable hereunder which shall be paid as provided herein, Lessee shall communicate with and deal with Servicer with respect to all matters relating to this Lease and the Aircraft as if the Servicer were the Owner and Lessor under this Lease, until notified in writing to the contrary by Owner, Lessor or Security Trustee;

(iii)    Pursuant to a management agreement among Manager, Owner Participant, Security Trustee and other parties thereto, Manager has been appointed to provide certain administrative services for Owner Participant, Owner and Lessor in connection with this Lease and the Aircraft.

27.4.    Counterparts. This Lease may be executed simultaneously in two or more counterparts and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. To the extent, if any, that this Lease or the Lease Supplement hereunder constitutes tangible chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease or such Lease Supplement may be created through the transfer or possession of any counterpart other than the original executed counterpart, which shall be identified as the counterpart containing the receipt therefor executed by the Security Trustee under and as defined in the Security Trust Agreement.

27.5.    Delivery of Documents by Electronic Means. Delivery of an executed counterpart of this Lease or of any other documents in connection with this Lease by fax or other electronic image file will be deemed as effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Lease or other document by fax or other electronic image file will also deliver an originally executed counterpart, but the failure of any party to deliver an originally executed counterpart of this Lease or such other document will not affect the validity or effectiveness of this Lease or such other document.

27.6.    Survival. The representations, warranties, covenants, agreements and indemnities (including, without limitation, the indemnities contained in Articles 18, 21 and 24) of Lessee and Lessor set forth in this Lease, and Lessee’s and Lessor’s obligations hereunder, shall survive the Termination Date to the extent required for full performance and satisfaction thereof.

27.7.    Entire Lease. This Lease (including all Appendices) and the other Operative Documents executed pursuant hereto constitute the entire agreement between Lessor and Lessee regarding the Aircraft and any prior or contemporaneous written or oral understandings with regard to the subject matter hereof are superseded hereby in their entirety.

27.8.    Successors and Assigns. Subject to the provisions of Article 25, the terms and provisions of this Lease and each other Operative Document shall be binding upon and inure to the benefit of Lessor and Lessee and their respective successors and permitted assigns.

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27.9.    Brokers. Each party agrees to indemnify and hold the other harmless from and against any and all claims, suits, damages, costs and expenses (including, but not limited to reasonable attorney’s fees and disbursements) asserted by any agent, broker or other third party for any commission or compensation of any nature whatsoever based upon the lease of the Aircraft, if such claim, damage, cost or expense arises out of any action or alleged action by the indemnifying party, its employees or agents. It is understood and agreed between the parties that this Lease has been concluded by direct negotiation without any intermediaries or agents. Lessee hereby represents and warrants that it has not paid, agreed to pay or caused to be paid directly or indirectly in any form, any commission, percentage, contingent fee, brokerage or other similar payments of any kind, in connection with the establishment or operation of this Lease, to any employee of Lessor or to any Person.

27.10.    Transaction Costs. Whether or not the transactions contemplated hereby are consummated, each party hereto agrees to pay its own costs and expenses incurred in connection with the preparation, execution and delivery of this Lease and any other documents delivered in connection herewith, including without limitation the fees, expenses and disbursements of counsel, except as otherwise expressly set forth herein. In addition, Lessee shall be solely responsible for (i) all costs, including attorneys’ fees and disbursements, incurred in registering the Aircraft and an executed counterpart of this Lease and the Lease Supplement in the State of Registration and any other jurisdiction wherein registration of the same is necessary as a result of the operation of the Aircraft by Lessee or any Permitted Sublessee, and (ii) all costs, including attorneys’ fees and disbursements, incurred in connection with the de-registration of the Aircraft from the Register or any other applicable Aeronautics Authority upon the cancellation or termination of this Lease in accordance with the provisions hereof. Each of Lessor and Lessee agrees to pay the reasonable costs and expenses (including attorneys’ fees and disbursements) of the other party incurred in connection with the entering into or giving or withholding of any future waiver, supplement or amendment or other action with respect to the Lease or any other document delivered in connection therewith that it may request, except in the case of an Event of Default in which case all of such costs shall be at the expense of Lessee.

27.11.    Time is of the Essence. Time and strict and punctual performance are of the essence with respect to each provision of this Lease.

27.12.    Language.

(a)    This Lease is in the English language and all notices, opinions, financial statements and other documents given under this Lease shall be provided in the English language or, if not submitted in the English language, shall be accompanied by one certified copy of an English translation thereof for each copy of the foregoing so submitted.

(b)    If this Lease or any other Operative Document is required to be translated into another language for the purposes of any filing or registration, (i) Lessee shall procure and pay for any such translation, and (ii) the English version shall prevail in the event of any conflict with any such non-English version.

27.13.    No Rights of Third Parties. No third parties, other than Indemnitees and Affiliates of Lessor, are intended to nor shall they be deemed to have a right to (x) benefit from, or (y) seek to enforce, any of the provisions of this Lease.

27.14.    Delegation. Lessor may delegate to any appropriately licensed and/or experienced person(s) all or any of the rights, powers or discretions vested

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in it by this Lease or any other Operative Document and any such delegation may be made upon such terms and conditions as between such person and Lessor as Lessor in its absolute discretion may determine.

27.15.    Further Assurances. Lessee shall from time to time do and perform such other and further acts and execute and deliver any and all such further instruments as may be required by Law or reasonably requested in writing by Lessor to establish, maintain and protect the rights and remedies of Lessor and to carry out and effect the intent and purposes of this Lease and the other Operative Documents.

27.16.    Rights at Law. Nothing contained in any Operative Document shall be construed to limit in any way any right, power, remedy or privilege of Lessor hereunder or under any other Operative Document or now or hereafter existing at law or in equity. Each and every right, power, remedy and privilege of Lessor under the Operative Documents (i) shall be in addition to and not in limitation of, or in substitution for, any other right, power, remedy or privilege under any Operative Document or at law or in equity, (ii) may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by Lessor and (iii) shall be cumulative and not mutually exclusive and the exercise of one shall not be deemed a waiver of the right to exercise any other.

27.17.    Confidentiality.

(a)    During the Lease Term all Information shall remain confidential and the parties hereto and their respective Affiliates will use their respective reasonable efforts not to disclose the Information to any other Person without prior written consent of each other party, which consent shall not be unreasonably withheld; provided, that Lessor and Lessee may, without the consent of each other party, disclose the Information in any of the following situations:

(i)    To directors, officers, employees, permitted assigns and agents of Lessor, Owner Participant, Servicer, Manager, Lessee or any Affiliate (direct or indirect) of any of such parties; or

(ii)    To auditors, accountants or legal advisors of Lessor, Owner Participant, Servicer, Manager, Lessee or any Affiliate (direct or indirect) of any of such parties; or

(iii)    To actual or potential lenders/Financing Parties, purchasers or other permitted assigns of Lessor, Owner Participant, Lessee or any Affiliate of any of such parties, including but not limited to providing financial information about Lessee to potential lenders/Financing Parties to, and purchasers from, Lessor, provided that, upon the request of Lessee, such potential lenders/Financing Parties will agree to keep such Information confidential in a manner similar to the provisions hereunder and that their access to Information is solely for purposes of evaluating an investment in a Securitisation or other financing of the Aircraft, or such purchaser provides to Lessee a confidentiality agreement in a form reasonably acceptable to Lessee; or

(iv)    To rating agencies with respect to ratings of Lessor, Owner, Owner Participant, or a related Securitisation; or

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(v)    To such other parties as Lessor, Owner Participant, Servicer, Manager or Lessee may reasonably believe to be required by Law (including, without limitation any regulation or order of a bank regulatory agency), by subpoena or by any other legal process.

(b)    Notwithstanding any of the foregoing, Information will not be considered confidential, and Lessor, Owner Participant, Servicer, Manager and Lessee and their respective Affiliates may disclose any item of the Information without restriction in any of the following circumstances, if such item:

(i)    is publicly available (either to the general public or to any relevant trade or industry) prior to any party’s receipt of it from another party hereto;

(ii)    is thereafter made publicly available (either to the general public or to any relevant trade or industry) by another party hereto or by a third party which is entitled to make such item publicly available;

(iii)    becomes available to any party hereto on a non-confidential basis from a source which has represented to such party that such source is entitled to disclose it; or

(iv)    was known to any party hereto on a non-confidential basis prior to its disclosure to such party by another party hereto.

27.18.    Notices. All notices provided for herein shall be in writing and shall be deemed to have been given when delivered personally, when telecopied, or if deposited in the mail, when received, to the addressees appearing in Appendix 2B or to such other address as any party may designate for itself by written notice to the other party or parties.

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IN WITNESS WHEREOF, Lessor and Lessee have each caused this Aircraft Lease Agreement to be duly executed by their authorised representatives as of 17 November 2010.

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. (D/B/A VOLARIS) Lessee	WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED Lessor

By:	/s/ Alfonso Ascencio Triujeque	By:	/s/ Alan Geraghty

Name:	Alfonso Ascencio Triujeque	Name:	Alan Geraghty

Title:	General Counsel	Title:	Director

By:	/s/ Mario E. Geyne Pliego

Name:	Mario E. Geyne Pliego

Title:	Financial and Fleet Planning Director

TO THE EXTENT, IF ANY, THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES TANGIBLE CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE SECURITY TRUSTEE UNDER AND AS DEFINED IN THE SECURITY TRUST AGREEMENT.

SIGNATURE PAGE

CHATTEL PAPER ORIGINAL

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Aircraft Lease Agreement to be duly executed by their authorised representatives as of 17 November 2010.

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. (D/B/A VOLARIS) Lessee	WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED Lessor

By:	/s/ Alfonso Ascencio Triujeque	By:	/s/ Alan Geraghty

Name:	Alfonso Ascencio Triujeque	Name:	Alan Geraghty

Title:	General Counsel	Title:	Director

By:	/s/ Mario E. Geyne Pliego

Name:	Mario E. Geyne Pliego

Title:	Financial and Fleet Planning Director

TO THE EXTENT, IF ANY, THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES TANGIBLE CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE SECURITY TRUSTEE UNDER AND AS DEFINED IN THE SECURITY TRUST AGREEMENT.

SECURITY TRUSTEE RECEIPT

DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Security Trustee

By:

Name:

Title:

By:

Name:

Title:

CHATTEL PAPER ORIGINAL SIGNATURE PAGE

Appendix 1

to Aircraft Lease Agreement

DEFINITIONS

“Acceptance Certificate” means the acceptance certificate executed and delivered by Lessee to Lessor at Delivery in the form of Appendix 3.

“Additional Insureds” means the Indemnitees and each of them.

“Aeronautics Authority” means the DGAC or such other governmental department, bureau, commission or agency that under the Law of the State of Registration shall from time to time have control or supervision of civil aviation in that state or have jurisdiction over the registration, airworthiness, operation, or other matters relating to, the Aircraft.

“Affiliate” means any other Person directly or indirectly controlling, directly or indirectly controlled by or under direct or indirect common control with the Person specified.

“After-Tax Basis” means, with respect to any indemnity or other amount (an “Amount”) which is required by any Operative Document to be paid on an “After-Tax Basis” by Lessee (or by any other Person on account of any Obligation of Lessee under the Operative Documents) to any Indemnitee (or to any other Person for the account or benefit of any Indemnitee), payment of such Amount supplemented to the extent necessary by a further payment or payments that will cause the sum of all such payments, reduced by the aggregate amount of all Taxes payable by any Indemnitee with respect to the accrual, actual receipt or constructive receipt of such payments by any Indemnitee, net of any actual current reduction in any Indemnitee’s liability for Taxes caused by the allowance of any deduction, Tax credit or other Tax benefit for the Tax, Claim, cost or expense that gave rise to Lessee’s liability to pay such Amount, to be equal to the Amount that is required to be paid on an “After-Tax Basis”, provided, that for the purpose of calculating the amount of Taxes imposed on any Indemnitee with respect to the accrual, actual receipt or constructive receipt of such payments, it shall be assumed that such Indemnitee is subject to each Tax that is imposed on or payable by such Indemnitee with respect to the accrual, actual receipt or constructive receipt of each such payment at the highest marginal statutory Tax rate applicable to such Indemnitee for the Tax accounting period in which such Indemnitee accrues or receives (actually or constructively) such payment.

“Agreed Value” means, with respect to the Aircraft, the amount set forth in Appendix 2B.

“Aircraft” means, as the context may require or permit, the Airframe together with (i) the Engines, whether or not installed on the Airframe, (ii) all Parts or components thereof, (iii) any spare parts or ancillary equipment or devices furnished with the Airframe or the Engines under this Lease, (iv) all items of equipment and other property, tangible and intangible, described in the Acceptance Certificate delivered on the Delivery Date and not otherwise described in the preceding portions of this definition, (v) all Aircraft Documents, (vi) all substitutions, replacements and renewals of any and all thereof, and (vii) all alterations, modifications and additions which may be made to, installed on or incorporated into the Aircraft, including but not limited to, those required pursuant to any Airworthiness Directive.

“Aircraft Documents” means, whether in paper, photographic, digital, electronic or other medium, (i) the manuals and records identified in the attachments to the Acceptance Certificate hereto and all other records and documentation pertaining to the Aircraft and delivered with the Aircraft on the Delivery Date

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APPENDIX 1
DEFINITIONS

and (ii) all other Required Approvals, records and documentation generated during the Lease Term that are related to the maintenance, inspections and alterations, modifications and additions accomplished during the Lease Term with respect to the Aircraft and required to be maintained by Lessee either by the Aeronautics Authority or in order to comply with the provisions of this Lease.

“Airframe” means the Airbus A319-132 aircraft (except for the Engines) as more specifically described in the Lease Supplement, together with the APU, all Landing Gear and any and all Parts.

“Airworthiness Directive” or “AD” means any airworthiness directive issued by the Certificating Authority, in addition to any airworthiness directive issued by the Aeronautics Authority, each to the extent the same is applicable to the Aircraft and/or any Item of Equipment.

“Alert Service Bulletin” means any service bulletin issued by a Manufacturer that is designated as such by such Manufacturer.

“Approved Maintenance Organisation” means the Manufacturer or a maintenance facility approved by the Aeronautics Authority and also by the FAA pursuant to FAR Part 145 and/or the EASA pursuant to EASA Part-145 for the performance of maintenance, testing, inspection, repair, overhaul or modification on the Aircraft or any Item of Equipment.

“APU” means the auxiliary power unit installed in the Airframe on the Delivery Date, or any replacement thereof made pursuant to this Lease, together, in any case, with any and all Parts which are from time to time incorporated in or attached to such auxiliary power unit and any and all Parts removed therefrom.

“APU Cycle” means one complete continuous operation of the APU beginning at the moment the APU is started and continuing until it subsequently shuts down.

“APU Hour” means each hour or part thereof, rounded to the nearest minute, elapsing from the moment the APU is started to the moment when the APU is shut down.

“APU Overhaul Reserve” has the meaning set forth in Appendix 2C, Section “APU Overhaul Reserve”.

“Basic Rent” means the rent payable for the Aircraft under this Lease in the amount determined in Appendix 2B, and which shall include both PBH Rent and Fixed Rent.

“Beneficial Interest” means the entire beneficial interest in the trust established by the Trust Agreement.

“Business Day” means (a) in respect to the determination of LIBOR, a day on which U.S. Dollar deposits may be dealt in the London inter-bank market; (b) in the case of payments under this Lease or any Operative Document, any day (other than Saturday or Sunday) on which banks are open for business in New York, United States of America; and (c) in all other cases, any day (other than Saturday or Sunday) on which banks are open for business in Ireland, the State of Registration and if different from the State of Registration, Lessee’s State of Organisation.

“C-Check” means with respect to the Aircraft, (i) the accomplishment of Tasks that, at the time of such check, would require accomplishment prior to the next due c-check based upon the interval for each such Task in the MPD, and where such Tasks are controlled by Flight Hours, Cycles and/or calendar time, as applicable to each such Task and (ii) the rectification of each defect discovered during the accomplishment of such Tasks.

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APPENDIX 1
DEFINITIONS

“Calendar Month” means the period commencing on and including the Delivery Date and ending on and including the last day of the calendar month in which the Delivery Date occurs and each of the consecutive calendar monthly periods thereafter throughout the Lease Term, provided that the final Calendar Month of the Lease Term may consist of less than a calendar month if this Lease expires, terminates or is cancelled effective as of or on a date other than the last day of a calendar month.

“Cape Town Convention” means, together, the official English language text of each of the Convention on International Interests in Mobile Equipment (the “Convention”) and the Protocol thereto on Matters Specific to Aircraft Equipment (the “Protocol”) each as opened for signature on 16 November 2001 at Cape Town, South Africa.

“Cash Security Deposit” means the portion of the Security Deposit paid in cash in the amounts in Appendix 2B.

“Certificating Authority” means the EASA.

“Certificating Authority Form” means an EASA Form One or an FAA Form 8130-3, any dual release form approved by both the EASA and the FAA, or any successor to either such forms.

“Claims” means any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, legal proceedings, whether civil or criminal, penalties, fines and other sanctions, and any reasonable attorney’s fees and other reasonable and documented out-of-pocket costs and expenses in connection therewith or in establishing the right to indemnification hereunder, including any of the foregoing arising or imposed with or without the fault or negligence of any Indemnitee (whether passive or active) or under the doctrine of strict or absolute liability.

“Credit Security Deposit” means the portion of the Security Deposit paid by Lessee in the form of a Security Letter of Credit in the amount specified in Appendix 2B.

“Cycle” means one take-off and landing of the Aircraft (or in respect of any Engine, Landing Gear, or Part, an aircraft on which such Engine, Landing Gear, or Part is (or was) then currently installed).

“Default” means any event, condition or circumstance which, with the lapse of time and/or the giving of notice which would constitute an Event of Default.

“Delivery” means the delivery of the Aircraft by Lessor to Lessee in accordance with this Lease and which shall be evidenced by execution and delivery of the Lease Supplement and the Acceptance Certificate.

“Delivery Date” means the date on which Delivery occurs.

“Delivery Location” means the facilities of Atitech S.p.A in Naples, Italy, or such other airport in Europe or such other location as may be agreed to in writing by Lessor and Lessee.

“DGAC” means the Mexican General Department of Civil Aeronautics (Dirección General de Aeronáutica Civil) and any successor agency thereto established to regulate civil aircraft registered in the United Mexican States.

“Documents Loss” means the loss or destruction of the Aircraft Documents or any of them.

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APPENDIX 1
DEFINITIONS

“Dollars” or “$” means the lawful currency of the U.S.

“EASA” means the European Aviation Safety Agency, an agency of the European Union having responsibility for aviation safety, regulation and oversight of member states of the European Union, or any Person, governmental department, bureau, commission or agency succeeding to the functions of the European Aviation Safety Agency.

“EASA Requirements” means, as applicable to the Aircraft, (i) any of the regulations, rules, or decisions of, or governing the EASA, and (ii) EU-OPS 1.

“Engine(s)” means each of the engines identified in the Lease Supplement, or any replacement of any thereof made pursuant to this Lease, together, in any case, with any and all Parts which are from time to time incorporated in or attached to any such Engine and any and all Parts removed therefrom.

“Engine Agreed Value” means, with respect to each Engine when not installed on the Airframe, the amount set forth in Appendix 2B.

“Engine Life Limited Parts Reserve” has the meaning set forth in Appendix 2C, Section “Engine Life Limited Parts Reserve”.

“Engine Loss” means the occurrence of (a) an Event of Loss with respect to an Engine only (whether or not installed on the Airframe) or (b) any divestiture or impairment of any right, title or interest of Lessor in or to an Engine as a result of the installation of such Engine on any other airframe.

“Engine Restoration” means any engine shop visit having a workscope that at a minimum, includes a complete refurbishment or full overhaul of the high pressure turbine and combustion section of the relevant Engine, accomplished in accordance with the Engine Manufacturer’s Engine Maintenance Management Program applicable to the Engine.

“Engine Restoration Reserve” has the meaning set forth in Appendix 2C, Section “Engine Restoration Reserve”.

“EU-OPS 1” means the technical requirements and administrative procedures implemented pursuant to Council Regulation (EEC) No. 3922/91, as amended by Regulation (EC) No. 1899/2006 of the European Parliament and Council of the EU, and as the same is further amended from time to time.

“European Union” or “EU” means the union of countries established pursuant to the Treaty of Maastricht, which came into effect on November 1, 1993, as amended by the Treaty of Amsterdam, which came into effect on May 1, 1999, and the Treaty of Nice signed on February 26, 2001, and as may be amended from time to time.

“Event of Default” means those events and circumstances listed in Article 23.

“Event of Loss” means, with respect to any Item of Equipment (excluding Parts), any of the following events:

(a)    the agreed, actual, arranged, compromised or constructive total loss of such Item (including any damage to the same which results in an insurance settlement on the basis of a total loss, or requisition for use or hire of the same which results in an insurance settlement on the basis of a total loss); or

App 1 - 4
APPENDIX 1
DEFINITIONS

(b)    the destruction or damage that permanently renders such Item to be unfit for normal use for any reason whatsoever; or

(c)    the requisition of title or other compulsory acquisition, requisition, appropriation, expropriation, deprivation, condemnation or confiscation for any reason of such Item by a Governmental Authority or other competent authority, whether de jure or de facto, but shall exclude requisition for use or hire not involving requisition of title of such Item; or

(d)    the hijacking, theft, or disappearance of such Item (i) for a period of sixty (60) days or more or (ii) if earlier, beyond the earlier of the Scheduled Termination Date and the Termination Date; or

(e)    the condemnation, confiscation, capture, deprivation, seizure or requisition for use or hire of the Airframe or the deprivation of the possession or use of the Airframe as a result of any Law or other action by the Aeronautics Authority or any Governmental Authority (other than where the same amounts to the circumstances provided in clause (c)) which deprives any Person entitled to have possession and/or use of the Item of its possession and/or use (i) for more than a period of sixty (60) consecutive days or (ii) if earlier, beyond the earlier of the Scheduled Termination Date and the Termination Date; or

(f)    any other case which by subsequent written agreement Lessor and Lessee may deem, with the agreement of the insurers, to be an Event of Loss.

An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe.

“Event of Loss Date” means (a) with respect to any Event of Loss set forth in paragraph (a) of the definition thereof, the earliest of (i) the date of actual loss, (ii) the date on which the loss is agreed, arranged or compromised by the insurers and (iii) sixty (60) days after the date of notice to Lessee’s brokers or insurers claiming the loss, (b) with respect to any Event of Loss set forth in paragraph (b) or (c) of the definition thereof, the date such event, condition or circumstance occurs or, if such date is not known, the date on which the relevant property was last known to exist, (c) with respect to any Event of Loss set forth in paragraph (d) or (e) of the definition thereof, the earlier of (i) the date on which insurers make payment on the basis of an Event of Loss and (ii) the date falling thirty (30) days after the expiration of the period, or the continuation of the condition or circumstance beyond the date, described therein or (d) with respect to any Event of Loss set forth in paragraph (f) of the definition thereof, the date of the subsequent agreement reached by Lessor and Lessee, with the agreement of the insurers.

“Event of Loss Proceeds” means the proceeds of any Insurances or any compensation or similar payment arising, in respect of an Event of Loss.

“Excluded Taxes” has the meaning provided in Section 21.1(b) hereof.

“Excusable Delay” means any delay in Delivery not occasioned by the fault or negligence of Lessor and/or due to or arising from Lessor’s reasonable control including, without limitation, (i) acts of God or the public enemy, natural disasters, civil war, insurrection or riots, quarantine restrictions, strikes, lockouts, or labour stoppages (other than strikes, lockouts or labour stoppages of Lessor and/or its Affiliates), (ii) fires, floods, explosions, earthquakes, epidemics or serious accidents, (iii) delays relating to or arising out of maintenance work accomplished or to be accomplished on any Item of Equipment prior to Delivery hereunder, and/or (iv) delays relating to any failure of the Prior Operator to return the Aircraft at the time and location and in the condition required by the Prior Lease.

App 1 - 5
APPENDIX 1
DEFINITIONS

“FAA” means the United States Federal Aviation Administration and/or the Administrator of the United States Federal Aviation Administration, or any Person, governmental department, bureau, commission or agency succeeding to the functions of either of the foregoing.

“FAR” means the federal aviation regulations as set forth in Title 14 of the United States Code of Federal Regulations, Chapter 1 (Parts 1 - 199).

“Final Check” shall have the meaning ascribed to such term in Section 3.1 of Appendix 2E.

“Financing Party” means the Security Trustee, the Liquidity Provider, Servicer, Manager, and any other Person or Persons, from time to time notified by Lessor to Lessee, from whom financing for the acquisition or continued ownership of the Aircraft by Lessor (or Owner if Lessor is not the Owner) has been, is to be, or is for the time being, obtained and/or in whose favour or for whose benefit security over the Aircraft is to be, or is for the time being, granted by Lessor or Owner (as the case may be), any security trustee, owner trust or trustee, manager, servicer, lender and/or financial guarantor.

“Fixed Rent” has the meaning set forth in Appendix 2B.

“Fixed Rent Commencement Date” has the meaning set forth in Appendix 2B.

“Fixed Rent Payment Date” means the first day of each Fixed Rent Period of the Lease Term and which is the date on which payment of Fixed Rent is due and payable.

“Fixed Rent Period” means the period commencing on and including the Fixed Rent Commencement Date and ending on and including the last day of the Calendar Month in which the Fixed Rent Commencement Date occurs and each of the consecutive Calendar Month periods thereafter throughout the Lease Term, provided that the final Fixed Rent Period of the Lease Term may consist of less than a full Calendar Month if this Lease expires, terminates or is cancelled effective as of or on a date other than the last day of a full Calendar Month.

“Flight Hour” means each hour or fraction thereof, measured to two decimal places, elapsing from the moment the wheels of the Airframe (or in respect of any Engine, Landing Gear, or Part, an aircraft on which such Engine, Landing Gear, or Part is (or was) then currently installed) leave the ground on take-off to the moment when the wheels of the Airframe (or such aircraft on which an Engine, Landing Gear, or Part is (or was) then currently installed) touch the ground on landing.

“GAAP” means (i) generally accepted accounting principles in effect in Mexico or (ii) International Financial Reporting Standards and International Accounting Standards (and interpretations thereof) as in effect at the relevant time, and applied on a basis consistent with prior periods except as may be disclosed in the pertinent Person’s financial statements.

“Governmental Authority” means and includes (whether having a distinct legal personality or not) (a) any national government, political subdivision thereof, or local jurisdiction therein, (b) any board, commission, department, division, organ, instrumentality, court or agency of any entity referred to in (a) above, however constituted, and (c) any association, organisation or institution (international or otherwise) of which any entity mentioned in (a) or (b) above is a member or to whose jurisdiction any thereof is subject or in whose activities any thereof is a participant.

App 1 - 6
APPENDIX 1
DEFINITIONS

“Guarantee” means that certain guarantee provided to Lessor by the Guarantor pursuant to which Guarantor has fully and irrevocably guaranteed all of Lessee’s Obligations.

“Guarantor” means Controladora Vuela Compañía de Aviación, S.A.P.I. de C.V., a sociedad anónima promotora de inversion de capital variable organized and existing under the laws of the United Mexican States.

“I.A.T.A.” means the International Air Transport Association.

“Indemnified Tax(es)” means any Tax for which Lessee has an obligation of indemnity pursuant to Article 21 of the Lease.

“Indemnitee” means Lessor, Owner, Trust Company, Owner Participant, Security Trustee and the institution acting as such in its individual capacity, Liquidity Provider, Servicer, Manager, any Financing Party, and their respective Affiliates, officers, directors, shareholders, members, managers, duly authorised agents, employees and attorneys-in-fact and their respective successors and permitted assigns.

“Information” means the terms and conditions of this Lease and any other Operative Document and any other information delivered to any party to this Lease in connection with this Lease or any Operative Document.

“Insurances” means any and all contracts or policies of insurance (or reinsurance) required to be maintained from time to time under this Lease.

“International Registry” or “IR” means the International Registry of Mobile Assets organised pursuant to the Cape Town Convention.

“Item of Equipment” or “Item” means individually or collectively, as the context requires, the Aircraft, the Airframe and any of the Engines, any Landing Gear, the APU and any of the Parts, whether or not installed in or attached to the Aircraft or the Airframe.

“Landing Gear” means the complete strut assembly of each landing gear installed on the Airframe on the Delivery Date (or any replacement for any such landing gear made pursuant to the terms of this Lease) and shall consist of the inner and outer cylinders of the main landing gear and the nose landing gear, including the truck assembly and axles of such landing gear.

“Landing Gear Overhaul Reserve” has the meaning set forth in Appendix 2C, Section “Landing Gear Overhaul Reserve”.

“Law” means and includes (a) any statute, decree, constitution, regulation, rule, order, judgment, AD or other directive of any Governmental Authority; (b) any treaty, pact, compact or other agreement to which any Governmental Authority is a party; (c) any judicial or administrative interpretation or application of any Law described in (a) or (b) above; and (d) any amendment or revision of any of the foregoing.

“Lease” means this Aircraft Lease Agreement, including all appendices, exhibits and schedules hereto, as the same may be amended from time to time.

“Lease Supplement” means the lease supplement dated the Delivery Date in the form of Appendix 4.

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APPENDIX 1
DEFINITIONS

“Lease Term” means the period appearing in Appendix 2A which otherwise commences on the Delivery Date and ends on the Termination Date.

“Lease Term Extension” has the meaning set forth in Appendix 2A.

“Lessee Acknowledgment” means Lessee’s acknowledgment of security assignment substantially in the form set out in Appendix 8.

“Lessee’s Actual Cost” means Lessee’s cost incurred in performing an Obligation under this Lease, determined as follows: (i) if Lessee elects that such obligation be performed by a third party, then Lessee’s Actual Cost shall be the actual charges, including, without limitation, shipping, freight mark-ups and handling charges of such third party charged to and paid by Lessee (but excluding shipping and freight charges and mark-ups, handling charges or overhead added by Lessee), and (ii) if Lessee elects that such obligation be performed by Lessee, then Lessee’s Actual Cost shall be ***** per labor hour (which hourly labor rate shall be increased by ***** at each calendar anniversary of the Delivery Date during the Lease Term) plus Lessee’s direct cost for materials and services provided by third parties without Lessee-imposed mark-ups, handling charges or overhead added to such third-party charges by Lessee.

“Lessor Brake Contribution Amount” has the meaning set forth in Appendix 2B.

“Lessor Illegality Event” means any event which makes it illegal under applicable Law for Lessor to proceed with the transaction evidenced hereby because of illegality in Lessor’s State of Organisation, or such illegality arises as a result of any act or omission of Lessor, other than:

(a)    where caused due to any bi-lateral or United Nations sanctions applicable in Lessor’s State of Organisation; or

(b)    in circumstances where an Illegality Event has also occurred in Lessee’s State of Organisation.

“Lessor’s Lien” means any Lien on the Aircraft or any Item of Equipment (i) granted to any Financing Party with respect to the Aircraft or any Item of Equipment except where the same are granted in connection with and following the occurrence and during the continuation of an Event of Default, (ii) arising as a result of any act of Lessor, Owner, Owner Participant or any Affiliate of Lessor, Owner or Owner Participant that is in violation of any of the obligations of such Person under the Lease and the other Operative Documents, (iii) any Claim against Lessor, Owner, Owner Participant or any Affiliate of Lessor, Owner, Owner Participant or any Person lawfully claiming by or through any of them that is unrelated to the transactions contemplated by the Lease, (iv) any Liens arising in connection with a Claim for which Lessee is not required to indemnify an Indemnitee hereunder; or (v) Taxes (including claims therefor) imposed on Lessor or any Affiliate of Lessor for which Lessee is not obligated to indemnify Lessor or such Affiliate pursuant to any of the Operative Documents.

“LIBOR” means, for any period, the three-month rate of interest per annum at which deposits in Dollars are offered to major banks in the London interbank market at approximately 11:00 a.m. (London time) three (3) Business Days before the first day of such period, as reported by the Reuters Screen LIBOR01 Page 3750 (or such other page as may replace such page on such system for the purpose of reporting London Interbank Offered Rates of major banks) under the heading for British Bankers Association Interest Settlement Rates in the column designated “USD” (U.S. Dollar).

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX 1
DEFINITIONS

“Lien” means any mortgage, charge, pledge, lien, hypothecation, lease, title retention, assignment, trust arrangement, right of possession or detention or security interest of any kind, howsoever created or arising.

“Life Limited Part” or “LLP” means any Part that has a pre-determined life limit mandated by the Manufacturer or the Certificating Authority which requires any such Part to be discarded upon reaching such life limit.

“Liquidity Provider” means DVB Bank SE, its successors and assigns.

“Lost Documents” means Aircraft Documents that have suffered a Documents Loss.

“Maintenance Check(s)” means the 6 Year HMV Check and/or 12 Year HMV Check performed or to be performed on the Airframe, any Engine Restoration performed or to be performed on an Engine, any Engine LLP replacement or any Overhaul performed or to be performed on any Landing Gear or the APU.

“Maintenance Program” mean Lessee’s maintenance program (as approved by the Aeronautics Authority) for the Aircraft encompassing scheduled maintenance, condition monitored maintenance and on-condition maintenance of the Aircraft and each Item of Equipment.

“Maintenance Reserve Claim” means any claim by Lessee for payment by Lessor from the applicable Maintenance Reserves of Reimbursable Expenses following completion by Lessee of a Maintenance Check.

“Maintenance Reserve(s)” means, collectively, as of any given time, the then current balance of payments received from Lessee and held by Lessor, net of disbursements, made pursuant to the terms of Appendix 2C to the 6 Year HMV Check Airframe Reserve, 12 Year HMV Check Airframe Reserve, Engine Restoration Reserves, Engine Life Limited Parts Reserves, Landing Gear Overhaul Reserve and APU Overhaul Reserve.

“Manager” means C.I.T. Leasing Corporation, a corporation organised under the laws of the State of Delaware, U.S.A. with its principal office located at 1 CIT Drive, Livingston, New Jersey, 07039-5703 U.S.A., its successors and assigns.

“Manufacturer” means, in the case of the Airframe, Airbus S.A.S., in the case of the Engines, IAE International Aero Engines AG, and in the case of any Item of Equipment, the manufacturer of such Item of Equipment.

“Manufacturer’s Repair Manual” means the most current revision of the respective (i) maintenance, repair or overhaul manual or (ii) the structural repair manual, each issued by the Manufacturer and applicable to the maintenance performed on the Aircraft or any Item of Equipment.

“Mortgage Convention” means the Convention for the International Recognition of Rights in Aircraft, signed (ad referendum) at Geneva, Switzerland, on June 19, 1948, and amended from time to time, but excluding the terms of any adhesion thereto or ratification thereof containing reservations to which the United States of America does not accede.

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APPENDIX 1
DEFINITIONS

“MPD” means the Airframe Manufacturer’s Maintenance Planning Document, as revised from time to time to include all revisions up to and including the then most current revision issued by the Airframe Manufacturer.

“Net Event of Loss Proceeds” means any Event of Loss Proceeds actually received by Lessor or Owner (or such other person entitled to receipt thereof), less any expenses (including reasonable attorney’s fees and costs) and/or Taxes incurred by Lessor (or any other relevant Person) in connection with the collection or receipt of such funds which would not otherwise have been incurred by Lessor (or such other relevant Person) absent the occurrence of such Event of Loss.

“Obligations” means all of Lessee’s obligations and liabilities now existing or hereafter arising under any Operative Document.

“Operative Document(s)” means, either collectively or individually as the context requires, this Lease, the Lease Supplement, the Acceptance Certificate, the Guarantee, any warranty assignment, acknowledgment and consent, any Permitted Sublease, the Lessee Acknowledgment, the Security Letter of Credit (if any), and any and all other documents, instruments and agreements entered into in connection with any of the foregoing and to which Lessee is a party or which Lessee acknowledges, in writing, is an Operative Document.

“Overhaul” means (as applicable):

(i)    with respect to any Landing Gear or Part, the complete refurbishment or major restoration of such Landing Gear or Part in accordance with the overhaul or restoration procedures in the respective Manufacturer’s Repair Manual for such Landing Gear or Part, the extent of which refurbishes or restores such Landing Gear or Part, as applicable, to a “zero time since overhaul” condition in accordance with such Manufacturer’s Repair Manual;

(ii)    with respect to the APU, the complete refurbishment or restoration of the compressor, combustion section and turbine of the APU pursuant to the Manufacturer’s Repair Manual; and

(iii)    with respect to any Engine, an Engine Restoration.

“Owner” means Lessor in its capacity as owner of the Aircraft or such other Person as Lessor may notify Lessee in writing from time to time as being the owner of the Aircraft.

“Owner Participant” means CIT Aviation Finance I Limited, a Bermuda limited liability company that is a tax resident in Ireland, which is the holder of the Beneficial Interest as owner participant under the Trust Agreement, its successors and permitted assigns.

“Part(s)” means all appliances, components, parts, instruments, appurtenances, accessories, furnishings, seats and other equipment and additions of whatever nature (other than Engines, the APU, any Landing Gear, and any temporary replacement parts installed pursuant to Article 12 of the Lease), which may from time to time be incorporated or installed in or attached to any Item of Equipment or which have been removed therefrom, but which remain associated with and/or form part of the Aircraft or any Item of Equipment pursuant to the terms of the Lease.

“Past Due Rate” means the lesser of (i) the rate per annum equal to LIBOR plus four hundred (400) basis points, and (ii) the maximum rate permitted by applicable Law.

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APPENDIX 1
DEFINITIONS

“PBH Period” has the meaning set forth in Appendix 2B.

“PBH Rent” has the meaning set forth in Appendix 2B.

“PBH Rent Payment Date” the meaning set forth in Appendix 2B.

“Permitted Liens” means those Liens expressly permitted pursuant to Section 17.7 hereof.

“Permitted Sublease” means any sublease of the Aircraft to a Permitted Sublessee permitted under the terms and subject to the conditions of this Lease.

“Permitted Sublessee” means a Person:

(a)    which is a commercial passenger air carrier that holds the requisite licenses and approvals for the maintenance and operation of the Aircraft; and

(b)    with respect to which, at the time such Person becomes a Permitted Sublessee pursuant to the terms and conditions of this Lease and for the term of any Permitted Sublease to which such Permitted Sublessee is a party, no proceeding is pending or shall be instituted in connection with any insolvency, bankruptcy, reorganisation, examinership, administration, liquidation, moratorium or other Laws affecting the enforcement of creditors’ rights generally; and

(c)    that is expressly consented to in writing by Lessor, which consent shall be in Lessor’s sole discretion, acting reasonably.

“Person” means an individual, general partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, limited liability company or limited partnership, Governmental Authority or other entity of whatever nature.

“Prior Lease” means that certain aircraft lease agreement with respect to the Aircraft between an Affiliate of Lessor, as lessor, and Prior Operator, as lessee.

“Prior Operator” means Olympic Air Anonimos Eteria Aeroporikon Metaforon, d/b/a Olympic Air.

“Quiet Enjoyment Letters” means letters from each of Owner Participant and Security Trustee to Lessee substantially in the forms set out in Appendix 8.

“Redelivery Location” means such airport in Mexico or El Salvador as specified in writing by Lessee to Lessor no less than ten (10) Business Days prior to the Scheduled Termination Date, or such other location as may be agreed in writing by Lessor and Lessee prior to the Scheduled Termination Date.

“Register” means the registry of aircraft which is maintained in the State of Registration by the Aeronautics Authority having authority with respect to the registration of the Aircraft.

“Reimbursable Event” means, subject to the provisions and exclusions of Appendix 2C, the completion by Lessee during the Lease Term of a Maintenance Check or the replacement of any Engine Life Limited Parts.

App 1 -11
APPENDIX 1
DEFINITIONS

“Reimbursable Expenses” means, as the context requires, any or all of the 6 Year HMV Check Reimbursable Expenses, 12 Year HMV Check Reimbursable Expenses, Engine Restoration Reimbursable Expenses, Engine Life Limited Parts Reimbursable Expenses, Landing Gear Overhaul Reimbursable Expenses and APU Overhaul Reimbursable Expenses, each as such terms are defined in Appendix 2C.

“Related Lease(s)” means any and all leases of aircraft between Lessor, Owner Participant or Servicer, or any Affiliate of Lessor, Owner Participant or Servicer, or trustee on behalf of Lessor, Owner Participant or Servicer, or any Affiliate of Lessor, Owner Participant or Servicer, as lessor, and Lessee or any Affiliate of Lessee, as lessee.

“Related Lease Event of Default” means, in relation to any Related Lease, any breach or default of Lessee’s obligations thereunder which constitute an “event of default” or similar event however termed thereunder under which the party to whom such obligations are owing would have the right to exercise remedies including the termination or cancellation of the Related Lease.

“Related Obligations” means the obligations and liabilities now existing or hereafter arising of Lessee or any Affiliate of Lessee under any Related Lease.

“Rent” means Basic Rent and Supplemental Rent payable pursuant to this Lease.

“Required Approval” means evidence documenting approval by the respective Airframe or Engine Manufacturer (as applicable) and the Certificating Authority with respect to (i) any repair to the Airframe or any Engine, where the accomplishment of such repair does not conform with the repair procedures set forth in the Manufacturer’s Repair Manual or an EASA approved service bulletin relevant to such repair and (ii) any alteration or modification of the Airframe or any Engine.

“Return” means the return of the Aircraft and all Items of Equipment to Lessor pursuant to and in accordance with Article 22 and the other provisions of this Lease.

“Return Acceptance Certificate” means the certificate substantially in the form of Appendix 7 to be executed and delivered by Lessor and Lessee at Return.

“6 Year HMV Check” means a maintenance inspection (and rectification of defects discovered during such inspection) that as a minimum includes (a) the next due C-Check and (b) each Task that has an initial interval of six (6) years and/or a repetitive interval of six (6) years where such Task has previously been accomplished, each as set forth in the MPD.

“6 Year HMV Check Airframe Reserve” has the meaning set forth in Appendix 2C, Section “6 Year HMV Check Airframe Reserve”.

“Scheduled Delivery Date” means the scheduled date for Delivery identified in Appendix 2A which is the date Lessor expects the Prior Operator to return the Aircraft in accordance with the Prior Lease.

“Scheduled Termination Date” means the day on which the Lease Term is scheduled to expire (as provided in Appendix 2A), and which may be independent from the Termination Date as provided in the definition of such term.

“Security Deposit” means (i) the Cash Security Deposit and the Credit Security Deposit in the amounts set forth in Appendix 2B; including (ii) any amounts paid to Lessor pursuant to Sections 4.4 and 4.6(c); less (iii) any amounts applied or utilised by Lessor in accordance with the provisions of Sections 4.3 and 4.6(b), whether the same are paid in cash or in the form of a Security Letter of Credit.

App 1 -12
APPENDIX 1
DEFINITIONS

“Security Letter of Credit” means an unconditional and irrevocable letter of credit, satisfactory to Lessor in form and substance, in the amount of the Security Deposit and otherwise in compliance with the requirements of Section 4.6 and (i) drawn upon an issuer located in Ireland (either a bank organised in Ireland or the Ireland branch of a bank organised outside Ireland) and with a branch office in Dublin, Ireland or (ii) issued by a bank outside of Ireland and confirmed by Allied Irish Banks, AIB International Centre, IFSC, Dublin 1, Ireland (SWIFT: AIBKIE2D) or such other bank located in Ireland (either a bank organised in Ireland or the Ireland branch of a bank organised outside Ireland) and with a branch office in Dublin, Ireland, each issuing and confirming bank being acceptable to Lessor and having a credit rating not lower than A from Standard and Poor’s or A2 from Moody’s, and which shall include any replacements, supplements and amendments thereto.

“Security Trust Agreement” means that certain security trust agreement dated as of December 11, 2008 among Owner Participant, Security Trustee, and the other parties named therein, as amended and supplemented from time to time.

“Security Trustee” means Deutsche Bank Trust Company Americas, a New York banking corporation, as security trustee pursuant to the Security Trust Agreement, its successors and assigns.

“Servicer” means CIT Aerospace International, a company organised and existing under the Laws of Ireland and having its principal place of business at 3 George’s Dock, IFSC, Dublin 1, Ireland.

“State of Organisation” means the country and/or state under which Laws a Person is organised and existing, or, with respect to Lessor and Lessee, the country and/or state identified on the first page of this Lease.

“State of Registration” means the United Mexican States.

“Supplemental Rent” means all amounts, liabilities and obligations (other than Basic Rent and payments in respect of Maintenance Reserves) which Lessee assumes or agrees to pay to Lessor under this Lease, including without limitation, and to the extent permitted by applicable Law, interest at the Past Due Rate calculated on any: (i) part of any installment of Basic Rent not paid on the date due hereunder for the period the same remains unpaid and (ii) Supplemental Rent or Maintenance Reserves not paid when due hereunder, until the same is paid.

“12 Year HMV Check” means a maintenance inspection (and rectification of defects discovered during such inspection) that as a minimum includes (a) the next due C-Check, (b) each Task that has a repetitive interval of six (6) years as set forth in the MPD, and (c) each Task that has an initial interval of twelve (12) years and/or a repetitive interval of twelve (12) years where such Task has previously been accomplished, each as set forth in the MPD.

“12 Year HMV Check Airframe Reserve” has the meaning set forth in Appendix 2C, Section “12 Year HMV Check Airframe Reserve”.

“Task(s)” means each inspection or other requirement set forth in the MPD that (a) has a repetitive interval designated by a letter or combination of a letter and a number, or (b) is based upon (i) the accumulation of Flight Hours and/or Cycles, or (ii) the accumulation of APU Hours and/or APU Cycles, or (iii) an elapsed number of calendar days, months and/or years.

App 1 -13
APPENDIX 1
DEFINITIONS

“Tax(es)” means any taxes (including, without limitation, sales, use, business, gross or net income, personal property, license, documentation, transfer, import, export, fuel, leasing, occupational, value added, excess profits, excise, gross or net receipts, franchise, stamp, environmental and other taxes), levies, imposts, withholdings, fees, assessments, duties and other charges of any nature, and any penalties, fines, additions to tax, interest or other charges related thereto which are imposed by any Governmental Authority or other taxing authority in any jurisdiction or by any international or multinational taxing or regulatory authority.

“Termination Date” means:

(i)    the Scheduled Termination Date if Return is completed on the Scheduled Termination Date; or

(ii)    the date, if other than the Scheduled Termination Date, of Lessee’s Return of the Aircraft with all Obligations then due for performance having been performed; or

(iii)    the date on which this Lease terminates in accordance with Section 20.3 following the occurrence of an Event of Loss with respect to the Aircraft or the Airframe following Delivery; or

(iv)    the date of termination of this Lease following the occurrence of an Illegality Event in accordance with
Section 27.1(b); or

(v)    the date on which this Lease is cancelled or terminated pursuant to Article 24 following the occurrence of an Event of Default.

“Time Controlled Part” means any Item of Equipment, including any Life Limited Part, having a Task applicable to it based upon a predetermined time limit or interval in accordance with the MPD to the extent such Task requires such Item of Equipment to be discarded, overhauled, or re-certified upon reaching such time limit or interval.

“Trust Agreement” means the Amended and Restated Declaration of Trust (Aircraft 3252) dated as of December 19, 2008 between Owner Participant and Wilmington Trust SP Services (Dublin) Limited, as amended, supplemented and assigned, pursuant to which Owner holds legal title to the Aircraft and acts for the benefit of Owner Participant with respect to the Aircraft.

“Trust Company” means Wilmington Trust SP Services (Dublin) Limited, acting in its individual capacity, and its successors and assigns.

“U.S.” or “U.S.A.” means the United States of America.

“VAT” means any Tax that is, or is in the nature of, a value added, turnover, sales, use, rental, leasing, services, goods and services, consumption, or transaction privilege Tax.

“Watch Item” means any maintenance requirement or inspection of the Aircraft or applicable Item of Equipment following the Termination Date that results from a defect with respect to the Aircraft that was discovered during the Lease Term (and is not due to a routine inspection requirement for all aircraft of the same model as the Aircraft resulting from an Airworthiness Directive, service bulletin or Manufacturer’s recommendations) and is in addition to the maintenance and inspection requirements set forth in the

App 1 -14
APPENDIX 1
DEFINITIONS

MPD, and where such additional inspection shall be required prior to the later of the accumulation of (i) six thousand (6,000) Flight Hours, (ii) four thousand five hundred (4,500) Cycles, or (iii) twenty (20) months, as applicable.

“Wet Lease(s)” means any arrangement whereby Lessee agrees to furnish the Aircraft to a third party pursuant to which (i) Lessee shall at all times maintain full operational, technical and navigational control and maintenance oversight of the Aircraft, (ii) the Aircraft shall be operated solely by crews employed or contracted by Lessee possessing all current appropriate Aeronautics Authority certificates and licenses (it is understood that cabin attendants need not be regular employees of Lessee), (iii) the Insurances shall remain in full force and effect (provided that such Insurance with respect to legal liabilities for passenger and cargo may be on a contingent basis for the duration of any such arrangement as long as such third party under such arrangement maintains primary coverage for such insurance in favour of Lessor, Lessee, and any Indemnitee and Additional Insureds in accordance and strict compliance with the terms, conditions, and requirements of this Lease, evidence of which in the form of a certificate of insurance and letter of undertaking from the brokers of such third party under such arrangement shall be provided to Lessor prior to the commencement of such arrangement), (iv) the Aircraft shall be used and maintained by Lessee as otherwise required by and in accordance with the terms and conditions of this Lease.

App 1 -15
APPENDIX 1
DEFINITIONS

Appendix 2

to Aircraft Lease Agreement

COMMERCIAL TERMS

[NOTE: THE TERMS OF THIS APPENDIX 2 ARE CONFIDENTIAL AND CONTAIN COMMERCIALLY SENSITIVE INFORMATION; THIS APPENDIX 2 MUST BE REMOVED FROM ANY PUBLIC FILING OF THIS LEASE]

Contents:

Appendix 2A  Lease Term

Appendix 2B  Rent, Security Deposit, Insurance and other Financial Matters

Appendix 2C  Maintenance Reserves

Appendix 2D  Delivery Conditions

Appendix 2E  Return Conditions

App 2 - 1
APPENDIX 2
COMMERCIAL TERMS

Appendix 2A

to Aircraft Lease Agreement

LEASE TERM

1.	Scheduled Delivery Date is on or about *****, but in any event, no later than *****.

2.	Lease Term

Subject to Section 3 below, the Lease Term shall commence on the Delivery Date and shall end on, but not later than, 11:59 P.M. New York, New York time on the later to occur of:

(a)	the day that is ***** and ***** from the Delivery Date, or

(b)	the date on which the next anticipated 6 Year HMV Check (or, in the event the 6 Year HMV Check interval is extended or uses different terminology, such other structural inspection of equivalent scope and detail as the 6 Year HMV Check) is completed, but which shall in any event end on the Termination Date.

3.	Lease Term Extension Option

(a)    Provided no Default or Event of Default shall have occurred and be continuing, Lessee may extend the Lease Term for ***** additional months (“Lease Term Extension”) on the same terms and conditions (except with respect to the amount of Basic Rent as more fully set forth in paragraph (b) below), provided that Lessee shall provide Lessor with irrevocable written notice of its intention to exercise such extension option at least ***** months prior to the Scheduled Termination Date.

(b)    Basic Rent for the Lease Term Extension shall be in an amount reflecting the fair market rate at the time of extension as agreed between Lessor and Lessee prior to but not later than the time that Lessee exercises its option to extend the Lease Term of the Lease as set forth in paragraph (a) above. If Lessor and Lessee are unable to agree to an amount of Basic Rent for the Lease Term Extension, then Lessee’s option to extend the Lease Term shall lapse.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

App 2 - 2
APPENDIX 1
DEFINITIONS

Appendix 2B

to Aircraft Lease Agreement

RENT, SECURITY DEPOSIT, INSURANCE

AND OTHER FINANCIAL MATTERS

1.	Basic Rent. Lessee shall pay Basic Rent during the Lease Term as follows:

1.1.    PBH Rent. For that portion of the Lease Term commencing on the Delivery Date and continuing through and including the twenty-eighth (28th) day after the Delivery Date (the “PBH Period”), Lessee shall pay Basic Rent to Lessor on a power-by-the-hour basis at the rate of ***** per Flight Hour (the “PBH Rent”). The PBH Rent shall be paid in arrears on or prior to the fifteenth (15th) day following the last day of the PBH Period (the “PBH Rent Payment Date”). For the avoidance of doubt and by way of example, if Delivery occurs on 12 December 2010, the PBH Period would commence on 12 December 2010 and continue through and including 08 January 2011, and the PBH Rent Payment Date would be 23 January 2011.

1.2.    Fixed Rent. Subject to Sections 1.3 and 1.4 below, for the remainder of the Lease Term period commencing on the day immediately following the last day of the PBH Period (the “Fixed Rent Commencement Date”) and continuing through the end of the Lease Term (but not including any Lease Term Extension), Lessee shall pay Basic Rent to Lessor in advance on each Fixed Rent Payment Date in respect of each Fixed Rent Period in the amount of ***** per Fixed Rent Period (the “Fixed Rent”), prorated for any partial Fixed Rent Period.

1.3.    Fixed Rent Reduction due to Change of Brakes. Lessor has agreed to partially reimburse Lessee for the cost of changing the brakes on the Aircraft from Messier-manufactured brakes to Goodrich-manufactured brakes in an amount equal to ***** (the “Lessor Brake Contribution Amount”). In order to receive the Lessor Brake Contribution Amount and provided (i) no Event of Default has occurred and is continuing and (ii) Lessee has provided Lessor with documentation reasonably acceptable to Lessor providing evidence of the installation of such Goodrich-manufactured brakes, Lessee may offset the first five (5) non-prorated Fixed Rent payments by ***** each, such that Lessor’s Fixed Rent obligation for each of such five (5) Fixed Rent Periods will be *****. Lessee shall reinstall the Messier-manufactured brakes on the Aircraft prior to Return. For the avoidance of doubt, title to and ownership of the Messier-manufactured brakes and the Goodrich-manufactured brakes shall vest with Lessor throughout the Lease Term, with title to and ownership of the Goodrich-manufactured brakes to transfer to Lessee at the time of Return.

1.4.    Delayed Delivery. In the event Lessor tenders the Aircraft for delivery on or after *****, Lessee’s Obligation to pay Fixed Rent for the second Fixed Rent Period of the Lease Term shall automatically be waived by Lessor.

2.	Security Deposit – Timing of Payments and Amounts.

2.1.    Prior to the execution of this Lease, Lessee has paid Lessor the amount of *****; one (1) Business Day following execution of this Lease, Lessee shall deposit with Lessor an additional amount of *****; and one (1) Business Day prior to the Scheduled Delivery Date, Lessee shall deposit with Lessor an additional amount of *****.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

App 2 - 3
APPENDIX 2B
RENT, SECURITY DEPOSIT, INSURANCE
AND OTHER FINANCIAL MATTERS

2.2.    Notwithstanding the foregoing, subject to no Default or Event of Default having occurred during the first six (6) months of the Lease Term, the total Security Deposit requirement hereunder shall be reduced to *****, and Lessor shall automatically apply ***** of the Security Deposit towards Lessee’s Fixed Rent payment due for the seventh (7th) Fixed Rent Period during the Lease Term.

2.3.    In the event a Default or Event of Default has occurred during the first six (6) months of the Lease Term, the total Security Deposit requirement hereunder shall remain at ***** throughout the Lease Term.

3.	Account

All payments made under this Lease or any other Operative Document shall be made to the account set forth below by wire transfer of immediately available funds to its correspondent bank:

Bank:	Deutsche Bank Trust Company Americas 60 Wall Street, 26th Floor Mail Stop NYC60-2606 New York, NY 10005
Account Number:	*****
ABA Number:	*****
SWIFT:	*****

For the account of:
Account Name:	*****
Account Number:	*****
Reference:	*****

4.	Insurances

4.1. Liability Insurance Coverage Amount: *****.

4.2. Agreed Value: *****, which amount shall be reduced by ***** at each anniversary of the Delivery Date during the Lease Term.

4.3. Engine Agreed Value (each Engine): *****.

4.4. Aircraft Hull Deductible Amount: ***** per occurrence.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

App 2 - 4
APPENDIX 2B
RENT, SECURITY DEPOSIT, INSURANCE
AND OTHER FINANCIAL MATTERS

5.	Legend

“Leased from WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, dublin, ireland as TRUSTEE/LESSOR”

6.	Notices

If to Lessee:

Concesionaria Vuela Compañía de

Aviación, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma No. 490

Piso 1

Colonia Santa Fe Peña Blanca

C.P. 01210

México, D.F.

Attention: Director Jurídico

Fax: +52 (55) 5211 9613

If to Lessor:

Wilmington Trust SP Services (Dublin) Limited

First Floor, 7 Exchange Place

International Financial Services Centre

Dublin 1

Ireland

Fax: +353 1 612 5550

with a copy to Servicer, as follows:

CIT Aerospace International

3 George’s Dock

IFSC

Dublin 1

Ireland

Attention: Chief Counsel

Fax: +353 1 656 1001

and, with respect to any insurance notification,

with a copy to:

CIT Aerospace

11 West 42nd Street, 12th Floor

New York, NY 10036, USA

Attention: Portfolio Services

Fax: +1 (877) 525 9183

Email: alice.arazny@cit.com

App 2 - 5
APPENDIX 2B
RENT, SECURITY DEPOSIT, INSURANCE
AND OTHER FINANCIAL MATTERS

Appendix 2C

to Aircraft Lease Agreement

MAINTENANCE RESERVES

1.	Maintenance Reserves - Airframe

A.	6 Year HMV Check Airframe Reserve

(i)    Pursuant to Section 13.1 of the Lease, Lessee shall pay to Lessor ***** per Calendar Month (the then current balance of all such payments received from Lessee and held by Lessor, net of disbursements made pursuant to this Appendix 2C, is hereinafter referred to as the “6 Year HMV Check Airframe Reserve”).

(ii)    Subject to the conditions and exclusions contained in this Appendix 2C, Lessor will reimburse Lessee (or, at Lessee’s written instruction, pay on behalf of Lessee) from the 6 Year HMV Check Airframe Reserve the amount then currently held by Lessor in the 6 Year HMV Check Airframe Reserve as of the date of commencement of such 6 Year HMV Check (all such qualifying expenses are hereinafter referred to as “6 Year HMV Check Airframe Reimbursable Expenses”), provided that at the time of completion of such 6 Year HMV Check, the Tasks accomplished during such 6 Year HMV Check shall have included, as a minimum, (a) each six (6) year or seventy-two (72) month Task, (b) each Task that has an initial or repetitive interval of (i) twenty (20) calendar months or less, (ii) six thousand (6,000) Flight Hours or less, (iii) four thousand five hundred Cycles or less, and (iv) three thousand (3,000) APU Hours or less, and (c) the rectification of each defect discovered during the accomplishment of such Tasks set forth herein. Notwithstanding the preceding, except for the Final Check if the Manufacturer approves an extension of time for Lessee to accomplish the rectification of any defect solely due to lead time required by the Manufacturer to provide (x) any necessary parts, or (y) any necessary engineering, such extension of time will not prevent Lessee from claiming the 6 Year HMV Check Reimbursable Expenses, and in any event, any such defect must be rectified, in conformance with the requirements of this Lease, not later than the Termination Date and Lessee shall not claim any additional reimbursement for such rectification.

(iii)    Notwithstanding anything to the contrary in the preceding clause (ii), solely with respect to the first 6 Year HMV Check to be accomplished by Lessee following the Delivery Date, in addition to the amount paid by Lessee with respect to the 6 Year HMV Check Airframe Reserve, Lessor shall reimburse Lessee, or pay Lessee’s maintenance provider as directed by Lessee, the lesser of:

(a)    the amount by which (I) the 6 Year HMV Check Airframe Reimbursable Expenses incurred during the first 6 Year HMV Check accomplished following the Delivery Date exceeds (II) the amount that Lessee was required under this Lease to pay with respect to the 6 Year HMV Check Airframe Reserve with respect to the Aircraft; or

(b)    the amount equal to the 6 Year HMV Check Airframe Reserve Rate set forth in clause (i) above (as of the Delivery Date and without adjustment for inflation) multiplied by the number of months (prorated for partial months of operation) accumulated since the later of the date that the Aircraft was delivered new to the Prior Operator or the date of completion of the most recent 6 Year HMV Check accomplished on the Aircraft at the time of Delivery.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

App 2 - 6
APPENDIX 2C
MAINTENANCE RESERVES

B.	12 Year HMV Check Airframe Reserve

(i)    Pursuant to Section 13.1 of the Lease, Lessee shall pay to Lessor ***** per Calendar Month (the then current balance of all such payments received from Lessee and held by Lessor, net of disbursements made pursuant to this Appendix 2C, is hereinafter referred to as the “12 Year HMV Check Airframe Reserve”).

(ii)    Subject to the conditions and exclusions contained in this Appendix 2C, Lessor will reimburse Lessee (or, at Lessee’s written instruction, pay on behalf of Lessee) from the 12 Year HMV Check Airframe Reserve the amount then currently held by Lessor in the 12 Year HMV Check Airframe Reserve as of the date of commencement of such 12 Year HMV Check (all such qualifying expenses are hereinafter referred to as “12 Year HMV Check Airframe Reimbursable Expenses”), provided that at the time of completion of such 12 Year HMV Check, the Tasks accomplished during such 12 Year HMV Check shall have included, as a minimum, (a) each twelve (12) year or one hundred forty-four (144) month Task, (b) each Task that has a repetitive interval of (i) twenty (20) calendar months or less, (ii) six thousand (6,000) Flight Hours or less, (iii) four thousand five hundred (4,500) Cycles or less, and (iv) three thousand (3,000) APU Hours or less, and (c) the rectification of each defect discovered during the accomplishment of such Tasks set forth herein. Notwithstanding the preceding, except for the Final Check if the Manufacturer approves an extension of time for Lessee to accomplish the rectification of any defect solely due to lead time required by the Manufacturer to provide (x) any necessary parts, or (y) any necessary engineering, such extension of time will not prevent Lessee from claiming the 12 Year HMV Check Reimbursable Expenses, and in any event, any such defect must be rectified, in conformance with the requirements of this Lease, not later than the Termination Date and Lessee shall not claim any additional reimbursement for such rectification.

(iii)    Notwithstanding anything to the contrary in the preceding clause (ii), solely with respect to the first 12 Year HMV Check to be accomplished by Lessee following the Delivery Date, in addition to the amount paid by Lessee with respect to the 12 Year HMV Check Airframe Reserve, Lessor shall reimburse Lessee, or pay Lessee’s maintenance provider as directed by Lessee, the lesser of:

(a)    the amount by which (I) the 12 Year HMV Check Airframe Reimbursable Expenses incurred during the first 12 Year HMV Check accomplished following the Delivery Date exceeds (II) the amount that Lessee was required under this Lease to pay with respect to the 12 Year HMV Check Airframe Reserve with respect to the Aircraft; or

(b)    the amount equal to the 12 Year HMV Check Airframe Reserve Rate set forth in clause (i) above (as of the Delivery Date and without adjustment for inflation) multiplied by the number of months (prorated for partial months of operation) accumulated since the later of the date that the Aircraft was delivered new to the Prior Operator or the date of completion of the most recent 12 Year HMV Check accomplished on the Aircraft at the time of Delivery.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

App 2 - 7
APPENDIX 2C
MAINTENANCE RESERVES

2.	Maintenance Reserves - Engines

A.	Engine Restoration Reserves

(i)    Pursuant to Section 13.1 of the Lease, Lessee shall pay to Lessor the amount determined under clause (ii) below multiplied by the number of Flight Hours of operation of each Engine during each Calendar Month (the then current balance of all such payments received from Lessee and held by Lessor, net of disbursements made pursuant to this Appendix 2C, is hereinafter referred to as, with respect to each Engine, an “Engine Restoration Reserve” and collectively, the “Engine Restoration Reserves”). A separate Engine Restoration Reserve shall be established and maintained separately for each Engine and the same shall not be cumulated or netted.

(ii)    The amount used to calculate Lessee’s payment due under clause (i) above shall be determined on a monthly basis and shall be the amount set forth in the table below that most closely corresponds to Lessee’s actual Flight Hour to Cycle utilisation ratio for each Engine during the Calendar Month for which such payment is due:

Actual Flight Hour/Cycle ( :1)	Rate
4.0	*****
3.9	*****
3.8	*****
3.7	*****
3.6	*****
3.5	*****
3.4	*****
3.3	*****
3.2	*****
3.1	*****
3.0	*****
2.9	*****
2.8	*****
2.7	*****
2.6	*****
2.5	*****
2.4	*****
2.3	*****
2.2	*****
2.1	*****
2.0	*****
1.9	*****
1.8	*****
1.7	*****
1.6	*****
1.5	*****
1.4	*****
1.3	*****
1.2	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

App 2 - 8
APPENDIX 2C
MAINTENANCE RESERVES

Actual Flight Hour/Cycle ( :1)	Rate
1.1	*****
1.0	*****
0.9	*****
0.8	*****
0.7	*****
0.6	*****
0.5	*****

(iii)    Subject to the conditions and exclusions contained in this Appendix 2C, Lessor will reimburse Lessee (or, at Lessee’s written instruction, pay on behalf of Lessee) from the applicable Engine Restoration Reserve an amount equal to Lessee’s Actual Cost incurred in connection with the accomplishment by Lessee of an Engine Restoration on an Engine during the Lease Term for which such Engine Restoration Reserve is established (all such qualifying expenses are hereinafter referred to as “Engine Restoration Reimbursable Expenses”), provided that at the time of completion of such Engine Restoration, as a minimum:

(a)    the Engine was restored to a condition having an expected minimum of sixteen thousand five hundred (16,500) Flight Hours without any requirement for a shop visit prior to the expiration of such time; and

(b)    each Life Limited Part installed in the Engine had no less than eight thousand five hundred (8,500) Cycles (and equivalent calendar time, if applicable, with calendar time determined by the worldwide fleet average annual utilisation as reported by the Engine Manufacturer) remaining to its life limit, provided, however, Lessor and Lessee agree that during the first Engine Restoration to occur, either party may request that the minimum number of Cycles required for each Life Limited Part as set forth above be reviewed by the parties, and the parties agree that they shall review and discuss in good faith as to whether or not the minimum number of Cycles set forth above should be increased or decreased based upon the then current information available to both Lessee and Lessor as to the average Flight Hour to Cycle ratio operated by all similar model aircraft worldwide; and

(c)    the Engine was in compliance with all AD’s to the extent that (i) such AD was issued prior to the date such Engine Restoration was completed and (ii) by the terms of such AD, compliance with such AD would otherwise be required on or prior to the commencement date of the next anticipated restoration shop visit of the relevant Engine.

(iv)    Engine Restoration Reimbursable Expenses shall only include Lessee’s Actual Cost incurred in connection with Engine disassembly, repair, Overhaul, assembly and any required testing accomplished in connection with the accomplishment of such Engine Restoration.

(v)    Engine Restoration Reimbursable Expenses shall not include the cost of replacement Life Limited Parts installed in connection with the accomplishment of such Engine Restoration.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

App 2 - 9
APPENDIX 2C
MAINTENANCE RESERVES

(vi)    Notwithstanding anything to the contrary in the preceding clause (iii), solely with respect to the first Engine Restoration accomplished by Lessee on each Engine following Delivery, in addition to the amount paid by Lessee with respect to the Engine Restoration Reserve applicable to the Engine on which such Engine Restoration was accomplished, Lessor shall reimburse Lessee, or pay Lessee’s maintenance provider as directed by Lessee, the lesser of:

(a)    the amount by which (I) the Engine Restoration Reimbursable Expenses incurred by Lessee during the first Engine Restoration accomplished for such Engine following the Delivery Date exceeds (II) the amount that Lessee was required under this Lease to pay with respect to the Engine Restoration Reserve with respect to such Engine; or

(b)    the amount equal to the Engine Restoration Reserve Rate set forth in clause (ii) above (as of the Delivery Date without adjustment for inflation) multiplied by the number of Flight Hours of operation accumulated on such Engine since the later of the date that the Engine was delivered new or since the date of completion of the most recent Engine Performance Restoration accomplished on such Engine at the time of Delivery.

B. Engine	Life Limited Parts Reserves

(i)    Pursuant to Section 13.1 of the Lease, Lessee shall pay to Lessor ***** multiplied by the number of Cycles of operation of each Engine during each Calendar Month (the then current balance of all such payments received from Lessee and held by Lessor, net of disbursements made pursuant to this Appendix 2C, is hereinafter referred to as the “Engine Life Limited Parts Reserve”). A separate Engine Life Limited Parts Reserve shall be established and maintained separately for each Engine and the same shall not be cumulated or netted.

(ii)    Subject to the conditions and exclusions contained in this Appendix 2C, Lessor will reimburse Lessee (or, at Lessee’s written instruction, pay on behalf of Lessee) from the applicable Engine Life Limited Parts Reserve an amount equal to Lessee’s Actual Cost incurred in connection with the purchase by Lessee of any Engine Life Limited Part during the Lease Term that is installed in an Engine for which such Engine Life Limited Parts Reserve is established (all such qualifying expenses are hereinafter referred to as “Engine Life Limited Parts Reimbursable Expenses”).

(iii)    Notwithstanding anything to the contrary in the preceding clause (ii), solely with respect to the first replacement of each Engine Life Limited Part of each Engine accomplished by Lessee following the Delivery Date, in addition to the amount paid by Lessee with respect to the applicable Engine Life Limited Parts Reserve, Lessor shall reimburse Lessee, or pay such other Person as directed by Lessee, the amount by which the Engine Life Limited Parts Reimbursable Expenses incurred by Lessee exceeds the amount paid by Lessee with respect to the Engine Life Limited Parts Reserve with respect to such Engine, but in no event shall the sum of all such excess Engine Life Limited Parts Reimbursable Expenses paid by Lessor exceed the amount that is equal to the product of the Engine Life Limited Parts Reserve Rate set forth in clause (i) above (as of the Delivery Date and without adjustments applied during the Lease Term) multiplied by the total number of Cycles accumulated by each such replaced Engine Life Limited Part as at the time of Delivery as set forth in the Acceptance Certificate.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

App 2 -10
APPENDIX 2C
MAINTENANCE RESERVES

3.	Maintenance Reserves – Other Items

A. Landing	Gear Overhaul Reserve

(i)    Pursuant to Section 13.1 of the Lease, Lessee shall pay to Lessor ***** per Calendar Month (the then current balance of all such payments received from Lessee and held by Lessor, net of disbursements made pursuant to this Appendix 2C, is hereinafter referred to as the “Landing Gear Overhaul Reserve”).

(ii)    Subject to the conditions and exclusions contained in this Appendix 2C, Lessor will reimburse Lessee (or, at Lessee’s written instruction, pay on behalf of Lessee) the total prorated amount held by Lessor in the Landing Gear Overhaul Reserve account (as prorated in accordance with sub-section (iii) below) as of the commencement date of such Landing Gear Overhaul (such prorated account balance amount being hereinafter referred to as “Landing Gear Overhaul Reimbursable Expenses”), provided that at the time of completion of such Overhaul of any Landing Gear, such Landing Gear shall have no existing condition that would require the removal of such Landing Gear prior to completing the full Overhaul interval as set forth in the MPD.

(iii)    In no event shall any reimbursement for a Landing Gear Overhaul of any individual Landing Gear exceed an amount that is in excess of a percentage of the total amount, then currently held by Lessor in the Landing Gear Overhaul Reserve, equal to ***** for each of the left and right main Landing Gear, and ***** for the nose Landing Gear.

(iv)    Notwithstanding anything to the contrary in the preceding clause (ii), solely with respect to the first Overhaul of each Landing Gear accomplished by Lessee following the Delivery Date, in addition to the percentage amount with respect to such Landing Gear paid by Lessee with respect to the applicable Landing Gear Overhaul Reserve, Lessor shall reimburse Lessee, or pay Lessee’s maintenance provider as directed by Lessee, the lesser of:

(a)    the amount by which (I) the Landing Gear Overhaul Reimbursable Expenses incurred during the first Overhaul accomplished for each such Landing Gear following the Delivery Date exceeds (II) the percentage amount that Lessee was required under this Lease to pay with respect to the Landing Gear Overhaul Reserve with respect to such Landing Gear; or

(b)    the amount equal to the applicable percentage amount of the Landing Gear Overhaul Reserve Rate set forth in clause (i) above (as of the Delivery Date and without adjustment for inflation) multiplied by the number of months (prorated for partial months) of operation accumulated since the later of the date that such Landing Gear was delivered new or the date of accomplishment of the most recent Overhaul on such Landing Gear at the time of Delivery.

B. APU	Overhaul Reserve

(i)    Pursuant to Section 13.1 of the Lease, Lessee shall pay Lessor ***** multiplied by the number of APU Hours of operation of the APU during each Calendar Month (the then current balance of all such payments received from Lessee and held by Lessor, net of disbursements made pursuant to this Appendix 2C, is hereinafter referred to as the “APU Overhaul Reserve”).

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

App 2 -11
APPENDIX 2C
MAINTENANCE RESERVES

(ii) Subject to the conditions and exclusions contained in this Appendix 2C, Lessor will reimburse Lessee (or, at Lessee’s written instruction, pay on behalf of Lessee) from the APU Overhaul Reserve an amount equal to Lessee’s Actual Cost incurred in connection with the accomplishment by Lessee of an APU Overhaul on the APU during the Lease Term (all such qualifying expenses are hereinafter referred to as “APU Overhaul Reimbursable Expenses”), provided that at the time of completion of such APU Overhaul, as a minimum:

(a) the APU was restored to a condition such that it can be reasonably expected to operate for a minimum of five thousand (5,000) APU Hours without any requirement for a shop visit prior to the expiration of such time;

(b) each Life Limited Part installed in the APU had no less than five thousand (5,000) APU Cycles remaining to its life limit; and

(c) the APU was in compliance with all AD’s to the extent that, by the terms of each AD, compliance was required within any of (i) five thousand APU Hours, or (ii) five thousand (5,000) APU Cycles, or (iii) twenty-four (24) months, as applicable.

(iii) Notwithstanding anything to the contrary in the preceding clause (ii), solely with respect to the first APU Overhaul accomplished by Lessee following the Delivery Date, in addition to the amount paid by Lessee with respect to the APU Overhaul Reserve, Lessor shall reimburse Lessee, or pay Lessee’s maintenance provider as directed by Lessee, the lesser of:

(a)    the amount by which (I) the APU Overhaul Reimbursable Expenses incurred during the first Overhaul accomplished for the APU following the Delivery Date exceeds (II) the amount that Lessee was required under this Lease to pay with respect to the APU Overhaul Reserve with respect to the APU; or

(b)    the amount equal to APU Overhaul Reserve Rate set forth in clause (i) above (as of the Delivery Date and without adjustment for inflation) multiplied by the number of APU Hours of operation accumulated since the later of the date that the APU was delivered new or the date of accomplishment of the most recent APU Overhaul on the APU at the time of Delivery.

4.	Maintenance Reserve Claims

A. Prior to the accomplishment of any Maintenance Check for which Lessee intends to make a Maintenance Reserve Claim, Lessee shall provide Lessor with the workscope and, to the extent available from the Approved Maintenance Provider, the estimated cost of accomplishing such Maintenance Check, for approval by Lessor as to whether or not such workscope complies with the requirements for reimbursement as set forth in this Appendix 2C herein.

B. Following completion of such Maintenance Check in accordance with the approved workscope, Lessee may present its Maintenance Reserve Claim to Lessor for payment by delivery of an invoice for the amount of Reimbursable Expenses claimed by Lessee together with documentation satisfactory to Lessor evidencing completion of such Maintenance Check in accordance with the approved workscope and the cost associated therewith.

App 2 -12
APPENDIX 2C
MAINTENANCE RESERVES

C.    Lessor shall reimburse Lessee by paying (x) to Lessee (provided Lessee has delivered to Lessor evidence of payment by Lessee for the amount of such Reimbursable Expenses) or (y) upon receipt of written instruction from Lessee, to Lessee’s maintenance provider performing such Maintenance Check (provided Lessor has received evidence of payment by Lessee for the amount of all estimated expenses that exceed the amount to be paid by Lessor as set forth herein). Such amount shall equal the lesser of (i) the amount of such Reimbursable Expenses for such Maintenance Check, or (ii) the amount of the respective Maintenance Reserve for such Reimbursable Event. Notwithstanding the foregoing, upon Lessee’s request, and at Lessor’s option and sole discretion, Lessor may pay up to ***** of the amount then currently held by Lessor in the applicable Maintenance Reserve account directly to the maintenance provider performing the applicable Reimbursable Event (each an “Induction Payment”) following Lessor’s receipt of a copy of the intended workscope and a preliminary invoice related to such Reimbursable Event, all in form and substance reasonably satisfactory to Lessor.

D.    In any case in which the amount paid to Lessee by Lessor hereunder is not sufficient to pay the cost of such Maintenance Check, Lessee shall be obligated to and shall pay directly any such shortfall, without further contribution from Lessor, and Lessee shall not subsequently be permitted to make a Maintenance Reserve Claim for such amounts under this Lease.

5.	Exclusions from Reimbursable Expenses

The following shall be and are specifically excluded from Reimbursable Expenses:

(i)    with respect to all Maintenance Checks, expenses incurred in connection with or as a result of (A) an accident, faulty maintenance or installation, incident, improper operations, abuse, neglect, or misuse, (B) any maintenance and material required for or in connection with elective Parts replacement, AD compliance and Aeronautics Authority and/or Certificating Authority regulation compliance, (C) any maintenance and material covered by, or reimbursable by, a claim under any Manufacturer’s warranties or by insurance (with deductibles being treated as reimbursable by insurance for purposes of this exclusion), (D) modifications (including interior reconfiguration), (E) the accomplishment of service bulletins, (F) any deferred maintenance discrepancies (G) any maintenance and material required to correct or repair damage caused by the ingestion by an Engine or the APU of a foreign object external to such Engine or APU (“FOD”), (H) (x) the cost of shipping any Engine, Engine LLP, Landing Gear or the APU, or (y) ferrying the Aircraft to the maintenance facility performing such Maintenance Check, (I) any fees or expenses incurred by representatives of Lessee, (J) handling charges or other mark-ups by Lessee, (K) removal and installation charges with respect to (1) any Engine (for Engine Restoration or Engine LLP replacement) or (2) any Landing Gear or APU for Overhaul, (L) any maintenance or replacement of Parts (when such maintenance or replacement is as a result of (aa) Time Controlled Part requirements of the Maintenance Program or (bb) a routine requirement of any task card), provided, however, Reimbursable Expenses shall include the cost to repair or replace any Part that requires maintenance or replacement solely as a result of failing a routine requirement for an operational or functional test of any Task while installed on the Aircraft, and (M) Taxes paid or due and payable on or in connection with the accomplishment of the Maintenance Check and any labor and materials supplied thereunder;

(ii)    with respect to an Engine Restoration, in addition to the exclusions listed in clause (i) above, expenses incurred in connection with or as a result of the cost of (A) labor and material necessary for the removal and installation of quick engine change components and Parts (“QEC”), except when such QEC is removed or installed at the maintenance facility of the

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

App 2 - 13
APPENDIX 2C
MAINTENANCE RESERVES

Approved Maintenance Organisation accomplishing such Engine Restoration, (B) replacement, repair or Overhaul of external engine Parts, including QEC, (C) rental of tooling or equipment for the removal, installation or shipping of the Engine and (D) charges incurred for the use of a temporary replacement engine;

(iii)    with respect to the replacement of Engine LLPs, in addition to the exclusions listed in clause (i) above, (A) an amount equal to the product of (x) the Manufacturer’s then current catalogue price of the replacement LLP which is the subject of Lessee’s Maintenance Reserve Claim divided by its Cycle life limit, multiplied by (y) the Cycles remaining to its Cycle life limit on the LLP replaced, and (B) any labor or additional materials costs associated with the replacement of any such Engine LLP;

(iv)    with respect to any Landing Gear Overhaul, in addition to the exclusions listed in clause (i) above, expenses incurred in connection with or as a result of the cost of (A) the repair, replacement or Overhaul of rotable parts such as wheels, tires, brakes, transducers, switch assemblies, side struts, braces, and uplock and downlock mechanisms, (B) labor and material necessary for removal and installation of external Parts (except when such external Parts are removed or installed at the Approved Maintenance Organisation accomplishing such Landing Gear Overhaul), (C) replacement, repair or Overhaul of external Landing Gear Parts, (D) rental of tooling or equipment for the removal, installation and shipping of the Landing Gear and (E) charges incurred for the use of a temporary replacement landing gear; and

(v)    with respect to an APU Overhaul, in addition to the exclusions listed in clause (i) above, expenses incurred in connection with or as a result of the cost of (A) labor and material necessary for removal and installation of external Parts (except when such external Parts are removed or installed at the Approved Maintenance Organisation in order to perform such APU Overhaul), (B) replacement, repair or Overhaul of external APU Parts, (C) rental of tooling or equipment for the removal, installation and shipping of the APU and (D) charges incurred for the use of a temporary replacement auxiliary power unit.

6.	Adjustment/Revision of Maintenance Reserve Rates

A.    Adjustment for Inflation. The Maintenance Reserve rates set forth in paragraphs 1, 2A and 3 above (inclusive of subsections and including the table appearing in Section 2A(ii)), shall be increased for inflation on 1 June of each calendar year (commencing 1 June 2011) by a percentage amount equal to ***** by adding: (x) the product of the then current Maintenance Reserve rate multiplied by the value of *****, and (y) the then current Maintenance Reserve rate, as the same has been increased in accordance with this paragraph 6A.

B.    Revision of Engine LLP Parts Reserve Rate. The Engine Life Limited Parts Reserve rate set forth in paragraph 2B shall be revised on 1 June of each calendar year of the Lease Term so that it equals the sum of the then current cost per Cycle of each Engine Life Limited Part of each Engine. The cost per Cycle of each such Engine Life Limited Part shall be determined by dividing (x) the then current catalog list price of each Engine Life Limited Part for each Engine by (y) the Engine Manufacturer’s then published cyclic life for each respective Engine Life Limited Part.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

App 2 - 14
APPENDIX 2C
MAINTENANCE RESERVES

7.	General

A.    All payments in respect of Maintenance Reserves that accrue on a monthly basis and for which the payment due is for less than a complete month shall be prorated on a daily basis based on a month consisting of thirty (30) days.

B.    In no event shall Lessor be obligated to reimburse or make any payment to Lessee under this Appendix 2C, whether due to a Maintenance Reserve Claim or otherwise, (i) if and for so long as a Default or Event of Default has occurred and is continuing or (ii) with respect to a Maintenance Reserve Claim which has not been made within the time limits specified in Section 13.4 of the Lease. Lessor shall not be obligated to cure any such Default or Event of Default by granting an offset to Lessee for any amounts that would be payable hereunder in the absence of such Default or Event of Default.

C.    All Maintenance Reserves shall be managed, held, applied and reimbursed strictly in accordance with the provisions of this Lease, and any determinations and/or calculations made or to be made in respect of any Maintenance Reserve Claims shall be managed by personnel who are experienced and familiar with aircraft and operating leases of this type, and the payment of any Maintenance Reserve reimbursement amounts due and owing to Lessee under this Appendix 2C shall not be unreasonably withheld.

D.    The disposition of all Maintenance Reserves following the occurrence of an Event of Loss of the Aircraft shall be made in accordance with the provisions of Section 20.3(b) of the Lease.

E.    Each installment of Maintenance Reserves paid by Lessee shall accrue interest from the date of its receipt by Lessor. The rate at which interest shall accrue on the Maintenance Reserves from time to time shall be the “30 Day Dealer Commercial Paper Rate” as reported on Reuters Page 23. The rate of interest shall be initially determined as of the Delivery Date and shall be reset on each three (3) month anniversary of the Delivery Date thereafter during the Lease Term. Any interest earned on the Maintenance Reserves shall become part of the Maintenance Reserves, and shall be subject to the terms hereof applicable to Maintenance Reserves.

F.    For the avoidance of doubt, Lessor acknowledges and agrees that reimbursement for any Engine Restoration or APU Overhaul shall be based on the accomplishment of a workscope encompassing the elements and requirements as set forth and contemplated in this Appendix 2C, regardless of whether or not the FAA Form 8130-3 issued in respect of the relevant Engine or APU specifically references that a “restoration” or “overhaul” was completed.

App 2 -15
APPENDIX 2C
MAINTENANCE RESERVES

Appendix 2D

to Aircraft Lease Agreement

DELIVERY CONDITIONS

1.	GENERAL

1.1.    The Aircraft shall be airworthy with no existing condition that exceeds Manufacturer’s allowable limits and shall be eligible for the immediate issuance of a standard DGAC Certificate of Airworthiness for passenger operations.

1.2.    The Aircraft exterior shall be washed and the interior shall be clean. The cockpit shall be repainted if required to eliminate existing stains, excessive wear, and inappropriate markings. Any placards shall be in both Spanish and English and shall be replaced if required, with Lessee to provide Lessor with such English and Spanish placards for installation prior to Delivery.

1.3.    Each Engine, the Landing Gear and the APU, and all Parts and all other Items of Equipment shall be installed on the Aircraft and each such Item shall function in accordance with its intended use.

1.4.    The Aircraft shall comply with all AD’s required by the Certificating Authority which by their terms require compliance within ninety (90) days from scheduled redelivery date of the Aircraft under the Prior Lease, notwithstanding any waiver, deviation or time extension obtained from any aeronautics authority or the Certificating Authority.

1.5.    The Airframe, Engines, Landing Gear, APU, and Parts shall comply with all applicable EASA Requirements for passenger operation as a transport category commercial aircraft, including, without limitation, EU-OPS 1 and EASA Requirement Part M, and certain conditions applicable to FAR Part 129 as required for Lessee’s flight operations.

1.6.    The Aircraft shall have no leakage of fuel, oil, hydraulic fluid, or water that exceeds allowable limits as set forth in the Manufacturer’s Repair Manual. Lessor shall repair any such leaks discovered.

1.7.    Lessor shall obtain an export certificate of airworthiness for the Aircraft (or such other equivalent form if the same are not issued by the applicable aeronautics authority for certification of airworthiness for aircraft to be exported from the then current state of registration and acceptable to the DGAC).

1.8.    All repairs accomplished prior to Delivery shall be permanent repairs completed in accordance with the Airframe Manufacturer’s structural repair manual or Manufacturer’s approved data for the Aircraft.

1.9.    The Aircraft (including each Engine, Landing Gear, APU, and Part) shall not have any open, deferred or placarded maintenance items or Watch Items, nor shall they have any Flight Hour, Cycle or calendar time extensions or waivers.

1.10.    Lessor shall deliver to Lessee, without charge to Lessee, all service bulletin kits applicable to the Aircraft in Lessor’s possession for installation on the Aircraft by Lessee with appropriate instructions for installation provided with such kits.

App 2 -17
APPENDIX 2D
DELIVERY CONDITIONS

1.11.    The Aircraft shall be in full compliance with the Manufacturer’s recommended corrosion prevention and control program and aging program for the Aircraft.

1.12.    The Aircraft will:

(a)	be capable of operating to and from runways narrower than forty-five (45) meters;

(b)	be capable of performing autoland at airport altitudes of up to nine thousand two hundred (9,200) feet;

(c)	possess both fuel and weight quantity indicators indicating kilograms;

(d)	incorporate an EGPWS/TAWS system;

(e)	possess a reinforced cockpit door; and

(f)	be in compliance with all Manufacturers’ service bulletins designated by such Manufacturer as either (x) an Alert Service Bulletin or (y) a mandatory service bulletin.

2.	PAINT

The Aircraft fuselage including radome, wing to body fairings, wheel well doors, vertical stabilizer, and engine cowlings (if previously painted) shall be prepared for repainting by sanding the paint pursuant to the Airframe Manufacturer’s recommended procedures for painting of aircraft, and shall be repainted in Lessee’s standard livery using a quality paint. All other areas of the Aircraft where paint is peeled, chipped or worn out, shall be restored as necessary to provide a uniform appearance. Preparation for such repainting shall include restoration of aerodynamic sealer in areas requiring aerodynamic sealer due to deterioration or missing sealant.

3.	AIRFRAME

The Aircraft shall not have been operated in commercial passenger service since completion of the redelivery check of the Aircraft pursuant to the Prior Lease, which shall have included the next due complete C-Check (and HMV Check if such check is due within the intervals set forth for a block C-Check) as per the Prior Operator’s maintenance program which shall have included the accomplishment of all Tasks (including all systems, zonal, structural and corrosion inspection Tasks) that were due for accomplishment within (i) six thousand (6,000) Flight Hours, (ii) four thousand five hundred (4,500) Cycles and (iii) twenty (20) months, as applicable, following the scheduled redelivery date of the Aircraft pursuant to the Prior Lease (such check being hereinafter referred to as the “Delivery Check”).

4.	INTERIOR

4.1.    Cockpit windows shall not have any (i) crazing, (ii) delamination or, (iii) any other defects that exceed allowable limits set forth in the Manufacturer’s Repair Manual.

4.2.    Passenger compartment windows shall have no visible crazing that obstructs the view from the window.

App 2 -18
APPENDIX 2D
DELIVERY CONDITIONS

4.3.    All equipment and furnishings in the interior of the Aircraft that are defective, damaged, or excessively worn shall be repaired in accordance with the Manufacturer’s recommended repair procedures, or replaced by Lessor.

5.	ENGINES, APU AND LANDING GEAR

5.1.    Lessee may (i) witness and accept Lessor’s borescope inspection of the Engines and APU in connection with the redelivery of the Aircraft by Prior Operator, or (ii) may accomplish a complete borescope inspection of the compressor, turbine, and combustion sections of each Engine and the APU, to be performed by Lessee’s representative or, at Lessee’s expense, an agency selected by Lessee. All defects discovered as a result of such inspections, which exceed the Manufacturer’s allowable limits for an installed engine or auxiliary power unit shall be corrected at Lessor’s expense.

5.2.    (a)    Each Engine shall have accumulated no more than thirteen thousand (13,000) Flight Hours since new or since completion of its most recent Engine Restoration.

          (b)    Each Engine Life Limited Part shall have a minimum of ten thousand (10,000) Cycles (and, if applicable, equivalent Flight Hours and calendar time, based upon the actual average utilisation and Flight Hour to Cycle ratio of the Engine) remaining to the Engine Manufacturer’s then-published life limit for each such Engine Life Limited Part.

5.3. Each Engine shall be capable of developing full rated take-off power adjusted for the highest ambient outside air temperature for full rated take off thrust without exceeding the maximum limits for all parameters (temperature, fuel flow, rotor speed, etc.) as per the Manufacturer’s Repair Manual for an installed engine. A maximum power assurance engine run-up shall be performed in the presence of Lessee’s representatives prior to Delivery of the Aircraft, in accordance with Chapter 71-00-00 of the Airframe Manufacturer’s maintenance manual, or other comparable test (as agreed to by Lessor and Lessee), using temperature corrected charts in order to demonstrate that the Engine will be capable of reaching full take-off power at an outside air temperature of thirty degrees (30°) Celsius.

5.4.    The APU shall be in serviceable condition with no discrepancies that exceed maintenance manual allowable limits.

5.5.    Each Landing Gear shall have remaining to its next due Overhaul a minimum of (i) sixty (60) months, and (ii) seven thousand (7,000) Cycles, and (iii) if applicable, equivalent Flight Hours, determined by the Flight Hour to Cycle ratio operated by the Aircraft during the twelve (12) month period immediately prior to the Scheduled Delivery Date based upon the landing gear overhaul interval set forth in the MPD.

6.	INSPECTION

6.1.    (a)    Subject to the consent of the Prior Operator, Lessee may have representatives on board the Aircraft as observers during a redelivery acceptance flight of the Aircraft performed by the Prior Operator using the Airframe Manufacturer’s recommended acceptance flight procedures, or such other procedures acceptable to Lessor and the Prior Operator. If Lessee’s representatives are on board during such redelivery acceptance flight by the Prior Operator, such acceptance flight shall be the acceptance flight for all purposes under this Lease. Lessee shall ensure Lessor’s representative (or the Prior Operator’s representative if Lessor’s representative is not on board during such redelivery acceptance flight) has observed each discrepancy found. Immediately following the acceptance flight, each such discrepancy shall be listed in writing and signed by the representatives of both Lessee and Lessor (or the

App 2 -19
APPENDIX 2D
DELIVERY CONDITIONS

Prior Operator’s representative if Lessor’s representative was not on board during such redelivery acceptance flight). To the extent any such discrepancy exceeds or is outside of the Airframe Manufacturer’s maintenance manual allowable limits and is not corrected prior to Delivery, Lessee shall correct such discrepancy in accordance with the Lease, with Lessor to reimburse Lessee at Lessee’s Actual Cost for the cost of correcting such discrepancy promptly following receipt by Lessor of an invoice and documentation reasonably acceptable to Lessor providing evidence of such correction and the cost associated therewith. Lessor shall have no obligation to pay the cost of correcting any discrepancies discovered during such acceptance flight which were not mutually agreed to in writing by Lessor and Lessee. Lessee shall reimburse Lessor at the cost actually paid by Lessor, if any, to the Prior Operator for such flight.

  (b)    If Lessee’s representatives are not on board during such redelivery acceptance flight by the Prior Operator, then the first flight following Delivery, with Lessor’s representatives on board and using the Airframe Manufacturer’s recommended acceptance flight procedures for used aircraft (or such other procedures acceptable to Lessor and Lessee), shall be the acceptance flight for all purposes set forth herein, and such acceptance flight shall be of a sufficient duration to complete all such acceptance flight procedures. Lessee shall ensure Lessor’s representative has observed each discrepancy found. Immediately following the acceptance flight, each such discrepancy shall be listed in writing and signed by the representatives of both Lessee and Lessor. To the extent any such discrepancy exceeds or is outside of the Airframe Manufacturer’s maintenance manual allowable limits and is not corrected prior to Delivery, Lessee shall correct such discrepancy in accordance with the Lease, with Lessor to reimburse Lessee at Lessee’s Actual Cost for the cost of correcting such discrepancy promptly following receipt by Lessor of an invoice and documentation reasonably acceptable to Lessor providing evidence of such correction and the cost associated therewith. Lessor shall have no obligation to pay the cost of correcting any discrepancies discovered during such acceptance flight which were not mutually agreed to in writing by Lessor and Lessee. Lessee shall be responsible for all costs with respect to such flight.

6.2.    Lessee shall inspect the Aircraft and Aircraft Documents (the “Acceptance Inspection”) prior to the Delivery Date. To the extent permitted by the Prior Operator, the Acceptance Inspection of the Aircraft and the Aircraft Documents shall be accomplished in conjunction with the redelivery inspection to be accomplished by Lessor during the redelivery process of the Aircraft from the Prior Operator, and such Acceptance Inspection of the Aircraft shall include the opening or removal of panels as reasonably required by Lessee and include access to all compartments and bays opened during Lessor’s redelivery inspection, provided, however, panels that were previously opened, during the redelivery check accomplished by the Prior Operator, shall not be required to be opened again if Lessee was given an opportunity to inspect, but failed to inspect in such areas while such panels were previously open. All discrepancies discovered during such Acceptance Inspection (i) of the Aircraft, that exceed the Manufacturer’s Repair Manual allowable limits shall be permanently repaired by Lessor, and (ii) of the Aircraft Documents, to the extent such Aircraft Documents are not acceptable to Lessee, Lessor shall make reasonable efforts to correct such discrepancies at no cost to Lessee. Lessee shall be given the opportunity to conduct all activity necessary to verify that the Aircraft and the Aircraft Documents comply with the requirements set forth herein.

6.3.    On the Delivery Date, Lessor shall deliver to Lessee all Aircraft Documents required by the EASA for issuance of a certificate of airworthiness and airworthiness review certificate and all other Aircraft Documents in the possession of Lessor, and all Aircraft Documents required for the importation of the Aircraft into Mexico shall be in English. The Aircraft Documents required pursuant to this Section 6.3, shall include, to the extent then in Lessor’s possession, (i) Overhaul records with respect to each Engine, Landing Gear and the APU, (ii) Time Controlled Part traceability to Overhaul for then currently installed Time Controlled Parts subject to an Overhaul interval pursuant to the MPD, and teardown

APP 2 -20
APPENDIX 2D
DELIVERY CONDITIONS

reports for such Time Controlled Parts (except to the extent that the description of the work accomplished can be determined from other documentation), (iii) Life Limited Part traceability to manufacture (“zero time since new”) for then currently installed Life Limited Parts, (iv) inspection records (including records with respect to the accomplishment of Tasks, (v) records pertaining to evidence of compliance with AD’s, (vi) burn test certification records, (vii) log books, (viii) FAA, EASA and other Aeronautics Authority forms, (ix) records of compliance with Manufacturer’s service bulletins, (x) time logs showing Aircraft and Engine Flight Hours and Cycles on any given prior date, and (xi) all other documentation pertaining to the Aircraft, including the Engines, the APU, the Landing Gear and Parts.

6.4.    All aircraft and engine systems (including those in galleys, passenger compartments and cargo compartments) shall be fully operational for their intended functions. Lessee’s representative shall operationally check all systems prior to the delivery of the Aircraft and all defects found shall be permanently repaired by Lessor, at Lessor’s expense, prior to delivery of the Aircraft.

App 2 - 21
APPENDIX 2D
DELIVERY CONDITIONS

Appendix 2E

to Aircraft Lease Agreement

RETURN CONDITIONS

1.	GENERAL

1.1.    The Aircraft shall (i) be airworthy and have been maintained and operated in accordance with the Lease with the same care and consideration for the technical condition of the Aircraft as if it were to have been kept in continued regular service by Lessee and (ii) comply with the Airframe Manufacturer’s original type certificate specifications, as revised up to the Termination Date, subject to any modifications installed during the Lease Term in compliance with the terms of this Lease.

1.2.    The Aircraft exterior shall be washed and the interior shall be clean. The cockpit shall be repainted if required to eliminate existing stains, excessive wear, and inappropriate markings, and any required placards pursuant to the Airframe Manufacturer’s aircraft maintenance manual shall be replaced if unreadable, missing or not in the English language. Placards that are not required pursuant to the Airframe Manufacturer’s aircraft maintenance manual shall be removed upon Lessor’s request.

1.3.    Each Engine, the Landing Gear and the APU, and all Parts and all other Items of Equipment as were installed on the Aircraft on the Delivery Date or pursuant to Article 12 hereto, or were delivered by Lessor to Lessee pursuant to the terms of the Lease shall be installed on the Aircraft and each such Item shall function in accordance with its intended use.

1.4.    The Aircraft shall comply with all EASA AD’s which by their terms require compliance (without application or utilisation of any alternate method of compliance) on or before the date that is ninety (90) days after the Termination Date, notwithstanding any waiver, deviation or time extension obtained from the Aeronautics Authority, the Certificating Authority or any other aeronautics authority, or otherwise.

1.5.    The Airframe, Engines, Landing Gear, APU, and Parts shall comply with all applicable EASA Requirements for passenger operation as a transport category commercial aircraft, including, without limitation, EU-OPS 1 and EASA Requirements, Part M.

1.6.    The Aircraft shall have no leakage of fuel, oil, hydraulic fluid, or water that exceeds allowable limits as set forth in the Manufacturer’s Repair Manual. Lessee shall repair any such leaks discovered.

1.7.    Lessee shall obtain an export certificate of airworthiness for the Aircraft (or such other equivalent form if the same are not issued by the Aeronautics Authority for certification of airworthiness for aircraft to be exported from the State of Registration) to a country advised by Lessor. At Lessor’s request, and provided the same shall not impact Lessee’s use of the Aircraft throughout the Lease Term or otherwise result in a delay in redelivery, Lessee shall modify the Aircraft to comply with the requirements of the aeronautics authority of such country to which the Aircraft will be exported, provided, however, if such Lessor requested modifications are not also a requirement of the Certificating Authority and/or EASA, Lessor shall reimburse Lessee for Lessee’s Actual Cost incurred in performing such modifications.

1.8.    All temporary repairs accomplished during the Lease Term, including repairs using blind fasteners (except to the extent that the use of blind fasteners is considered a permanent repair in accordance with the Airframe Manufacturer’s structural repair manual for the Aircraft) and those

App 2 - 22
APPENDIX 2E
RETURN CONDITIONS

requiring repetitive inspections or future upgrading, shall be upgraded to a permanent repair and all external doublers (scab patches) installed during the Lease Term shall be replaced with flush repairs, all in accordance with (x) the Manufacturer’s Repair Manual, or (y) Required Approval, provided, however, such replacement of a doubler shall not be required where installation of such doubler is (i) the only approved repair in accordance with the Manufacturer’s Repair Manual, (ii) the result of a Manufacturer recommended service bulletin accomplishment, or (iii) where a flush repair cannot be accomplished due to inaccessibility of the area. For the avoidance of doubt, to the extent that any repair accomplished prior to Delivery was accomplished using an external doubler (scab patch) and requires inspection during the Lease Term, the parties agree that any such repair work accomplished prior to Delivery will be deemed to constitute a permanent repair for purposes of this paragraph 1.8.

1.9.    The Aircraft (including each Engine, Landing Gear, APU, and Part) shall not have any open, deferred or placarded maintenance items or Watch Items, nor shall they have any Flight Hour, Cycle or calendar time extensions or waivers.

1.10.    Lessee shall deliver to Lessor, at no cost to Lessor, all service bulletin kits furnished to Lessee without charge and which have not been so installed together with appropriate instructions for installation provided with such kits.

1.11.    The quantity of fuel on board the Aircraft at Return shall not be less than the quantity of fuel on board the Aircraft at Delivery.

1.12.    On or prior to Return and on such later date as requested by Lessor, Lessee shall provide Lessor such excerpts from the Maintenance Program and/or general procedures manual as Lessor may reasonably request (i) in order to substantiate procedures followed by Lessee and/or documentation used by Lessee which are specific to the Maintenance Program, in connection with the Return of the Aircraft to Lessor, and (ii) to assist with the bridging of the Aircraft onto a maintenance program other than the Maintenance Program subsequent to the Return of the Aircraft to Lessor.

1.13.    If the Manufacturer’s Repair Manuals for the Aircraft were customised for or by Lessee during the Lease Term, Lessee will, at Lessee’s cost and expense, cause the Airframe Manufacturer to restore the Manufacturer’s Repair Manuals, revised up to and including the most recent revisions issued by the Airframe Manufacturer, to the status as they were at Delivery (or to be re-customised to such other customisation as timely requested by Lessor, with Lessor to pay any incremental increase over the cost to restore the Manufacturer’s Repair Manuals to the customisation as at Delivery) on the basis of the Aircraft no longer being part of Lessee’s fleet of aircraft, and Lessee will return to Lessor with the Aircraft the Manufacturer’s Repair Manuals so revised and restored or re-customised (as the case may be). To the extent the same are not revised and restored as required herein, Lessee hereby grants Lessor a perpetual, worldwide, non-exclusive, fully paid license to use Lessee’s customised Manufacturer’s Repair Manuals for itself and to further sub-license the same to any other Person as Lessor deems necessary and reasonable in the circumstances, without payment or compensation to Lessee.

1.14.    The Aircraft shall be in full compliance with the Manufacturer’s recommended corrosion prevention and control program and aging program for the Aircraft.

1.15.    The Aircraft will:

(a)	be capable of operating to and from runways narrower than forty-five (45) meters;

App 2 - 23
APPENDIX 2E
RETURN CONDITIONS

(b)	be capable of performing autoland at airport altitudes of up to nine thousand two hundred (9,200) feet;

(c)	possess both fuel and weight quantity indicators indicating kilograms;

(d)	incorporate an EGPWS/TAWS system;

(e)	possess a reinforced cockpit door; and

(f)	be in compliance with all Manufacturers’ service bulletins designated by such Manufacturer as either (x) an Alert Service Bulletin or (y) a mandatory service bulletin.

1.16.    The Messier-manufactured brakes that were installed on the Aircraft at Delivery shall be installed on the Aircraft at Return as contemplated in Section 1.3 of Appendix 2B to the Lease.

2.	PAINT

The Aircraft fuselage including radome, wing to body fairings, wheel well doors, vertical stabilizer, and engine cowlings (if previously painted) shall be prepared for repainting by sanding or stripping the paint pursuant to the Airframe Manufacturer’s recommended procedures for painting of aircraft, and shall be repainted using a paint of a quality reasonably acceptable to Lessor, or as otherwise agreed by Lessor in writing, in a color scheme, including logo, as directed by Lessor, provided, however, (i) the Aircraft shall be painted white if Lessor is unable to supply the necessary patterns in sufficient time to permit completion of the painting of the color scheme and logo without causing a delay in the redelivery of the Aircraft and (ii) if painted in the color and logo as directed by Lessor, then Lessor shall reimburse Lessee for the incremental cost in excess of the cost Lessee would have incurred to paint the Aircraft in its own livery, and all such preparation and painting shall be in accordance with the Airframe Manufacturer’s recommended procedures for painting of aircraft. Preparation for such repainting shall include restoration of aerodynamic sealer in areas requiring aerodynamic sealer due to deterioration or missing sealant. All required placards and markings shall be in the English language and shall be replaced if not in English, or if deteriorated.

3.	AIRFRAME

Immediately prior to Return, the Aircraft shall have completed (x) a C-Check and will include the accomplishment of all Tasks (including all systems, zonal, structural and corrosion inspection Tasks) which will be due for accomplishment within (i) six thousand (6,000) Flight Hours, (ii) four thousand five hundred (4,500) Cycles and (iii) twenty (20) calendar months following the Scheduled Termination Date, each of the Tasks applicable to sub-clauses (i), (ii) and (iii) herein based upon the MPD interval for each such Task as was in effect on the Delivery Date and as subsequently escalated in the MPD during the Lease Term), and (y) a 6 Year HMV Check or a 12 Year HMV Check, if such 6 Year HMV Check or 12 Year HMV Check would otherwise require accomplishment within (iv) six thousand (6,000) Flight Hours, (v) four thousand five hundred (4,500) Cycles and (vi) twenty (20) calendar months following the Scheduled Termination Date, each of the Tasks applicable to sub-clause (y) herein based upon the MPD interval for each such Task as was in effect on the Delivery Date and as subsequently escalated during the Lease Term (such checks being hereinafter referred to as the “Final Check”). The Aircraft shall not have been operated in revenue service since completion of the Final Check. The Final Check shall be performed by an Approved Maintenance Organisation approved by Lessor. Lessee shall give Lessor not less than ten (10) Business Days’ prior written notice of the commencement date of such Final Check. The Aircraft shall be weighed during such Final Check.

App 2 - 24
APPENDIX 2E
RETURN CONDITIONS

4.	INTERIOR

4.1.    The Aircraft shall be in the same configuration (including, but not limited to, interior seating configuration, galleys and lavatories) at Lessor’s option, (i) as when such Aircraft was originally delivered to Lessee hereunder, (ii) as subsequently provided or paid for by Lessor, or (iii) as otherwise set forth in this Lease or as otherwise agreed between the parties.

4.2.    Cockpit windows shall not have any crazing or delamination, nor shall the cockpit windows have any other defects that exceed allowable limits set forth in the Manufacturer’s Repair Manual.

4.3.    Passenger compartment windows shall have no visible crazing.

4.4.    All equipment and furnishings in the interior of the Aircraft that are defective, damaged, or excessively worn shall be repaired in accordance with the Manufacturer’s recommended repair procedures, or replaced by Lessee.

5.	ENGINES, APU AND LANDING GEAR

5.1.    Prior to Return and following the redelivery flight for the Aircraft, Lessor shall have the right to accomplish a complete borescope inspection of the compressor, turbine, and combustion sections of each Engine and the APU, to be performed by Lessor’s representative or, at Lessor’s expense, an agency selected by Lessor. All defects discovered as a result of such inspections, which exceed the Manufacturer’s allowable limits for an installed engine or auxiliary power unit shall be corrected at Lessee’s expense.

5.2.    (a)    In the event that an Engine Restoration is performed on an Engine, such Engine shall have accumulated no more than ten thousand five hundred (10,500) Flight Hours since completion of its most recent Engine Restoration.

          (b)    Each Engine Life Limited Part shall have a minimum of four thousand five hundred (4,500) Cycles (and, if applicable, equivalent Flight Hours and calendar time, based upon the actual average utilisation and Flight Hour to Cycle ratio of the Engine) remaining to the Engine Manufacturer’s then-published life limit for each such Engine Life Limited Part.

5.3.    Each Engine shall be capable of developing full rated take-off power adjusted for the highest ambient outside air temperature for full rated take off thrust without exceeding the maximum limits for all parameters (temperature, fuel flow, rotor speed, etc.) as per the Manufacturer’s Repair Manual for an installed engine. A full take-off power engine run-up (high power assurance test) shall be performed in the presence of Lessor’s representatives immediately prior to the return of the Aircraft, in accordance with Chapter 71-00-00 of the Airframe Manufacturer’s maintenance manual, or other comparable test (as agreed to by Lessor and Lessee), using temperature corrected charts in order to demonstrate that the Engine will be capable of reaching full take-off power at an outside air temperature of thirty degrees Celsius (30° C.). Lessee shall be responsible, at its expense, for correcting any deficiencies which exceed or are outside of the Airframe Manufacturer’s Repair Manual allowable limits for an installed engine.

5.4.    The APU shall be in serviceable condition with no discrepancies that exceed maintenance manual allowable limits.

App 2 -25
APPENDIX 2E
RETURN CONDITIONS

5.5.    Each Landing Gear shall have remaining to its next due Overhaul a minimum of (i) forty (40) months, and (ii) six thousand (6,000) Cycles, and (iii) if applicable, equivalent Flight Hours, determined by the Flight Hour to Cycle ratio operated by the Aircraft during the twelve (12) month period immediately prior to the earlier to occur of the Scheduled Termination Date or the Termination Date, based upon the landing gear overhaul interval set forth in the MPD.

6.	INSPECTION

6.1.    Immediately prior to Return, Lessee shall perform a redelivery acceptance flight of the Aircraft with Lessor’s representatives on board (subject to any limitation imposed by either Lessee’s insurance or the Aeronautics Authority with respect to the number of Lessor’s representatives permitted to be on board during such redelivery acceptance flight), using the Airframe Manufacturer’s recommended acceptance flight procedures, or such other procedures acceptable to Lessor and Lessee. Upon request of Lessor, Lessee shall permit representatives of the next subsequent lessee or purchaser of the Aircraft to be on board during such redelivery acceptance flight as observers, with one such observer to be permitted to occupy the cockpit jump seat during the entire flight. Such redelivery acceptance flight shall be of a sufficient duration to complete all such acceptance flight procedures. Lessor shall ensure Lessee’s representative has observed each discrepancy found. Immediately following the redelivery acceptance flight, each such discrepancy shall be listed in writing and signed by the representatives of both Lessee and Lessor. To the extent any such discrepancy exceeds or is outside of the Airframe Manufacturer’s maintenance manual allowable limits, Lessee shall correct such discrepancy. Lessee shall have no obligation to pay the cost of correcting any discrepancies discovered during such redelivery acceptance flight which were not acknowledged in writing by its representative by its representative. Lessor shall reimburse Lessee at Lessee’s Actual Cost for the fuel consumed during such redelivery acceptance flight and Lessee shall be responsible for all other expenses associated with such flight and shall furnish the necessary permits and crews.

6.2.    Lessor shall inspect the Aircraft, including the Aircraft Documents, (the “Final Inspection”) prior to the Termination Date. The Final Inspection of the Aircraft shall commence after its last revenue flight and shall include the opening or removal of panels as reasonably required by Lessor, and access to all compartments and bays. All discrepancies discovered during such Final Inspection (a) of the Aircraft that exceed the Manufacturer’s Repair Manual allowable limits, or that are not pursuant to the terms of this Lease, shall be permanently repaired by Lessee and (b) of the Aircraft Documents, to the extent that such Aircraft Documents are missing or incomplete, shall be corrected at Lessee’s expense. Lessor shall be given the opportunity to conduct all activity necessary to verify that the Aircraft and the Aircraft Documents comply with the requirements set forth herein. The Final Inspection of the Aircraft Documents shall commence on a date as mutually agreed by Lessor and Lessee but which shall be no later than thirty (30) days prior to the Scheduled Termination Date. All Aircraft Documents shall be prepared by Lessee prior to the commencement of the Final Inspection of such Aircraft Documents by Lessor and shall be complete and made available to Lessor at the time of commencement of the Final Inspection of such Aircraft Documents by Lessor. Any Aircraft Documents generated during the period following commencement of such Final Inspection of the Aircraft Documents shall be delivered to Lessor for inspection as promptly as possible, but in any event prior to Return.

6.3.    On the Termination Date, Lessee shall deliver to Lessor all Aircraft Documents (a) delivered to Lessee with respect to the Delivery of the Aircraft to Lessee and (b) required by the EASA for issuance of a certificate of airworthiness and airworthiness review certificate and (c) to the extent not provided in the preceding clauses (a) and (b), all other Aircraft Documents applicable to the Aircraft with respect to any maintenance, inspections, repairs and modifications accomplished during the Lease Term. The Aircraft Documents required pursuant to this Section 6.3 herein, shall include:

App 2 - 26
APPENDIX 2E
RETURN CONDITIONS

(i)    with respect to clause (a), the most recent revision issued by the respective Manufacturer for the Manufacturer’s Repair Manuals and in the same format as on the Delivery Date;

(ii)    with respect to clause (b), (1) Tasks, repairs, and modifications accomplished during the Lease Term and (2) Time Controlled Parts and other Items installed during the Lease Term and then currently installed, as a minimum, (A) Overhaul records with respect to each Engine, Landing Gear and the APU, (B) traceability to Overhaul for Time Controlled Parts subject to an Overhaul interval pursuant to the MPD, and teardown reports for such Time Controlled Parts (except to the extent that the description of the work accomplished can be determined from other documentation), (C) Life Limited Part traceability to manufacture (“zero time since new”) for LLPs then installed on the Airframe or either Engine, (D) FAA Form 8130-3 or EASA Form One, or any successor thereto, (E) records of modifications and repairs, (F) records of compliance with Manufacturer’s service bulletins, (G) documentation of Required Approvals (including applicable supplemental type certificates) required pursuant to this Lease, and in addition to such Required Approvals, documentation of Aeronautics Authority and Certificating Authority approval, (H) inspection records (including records with respect to the accomplishment of Tasks), (I) records pertaining to evidence of compliance with AD’s, and (J) burn test certification records for interior Items;

(iii)    with respect to clause (c), to the extent then in Lessee’s possession, (A) log books, (B) FAA, EASA and other Aeronautics Authority forms not included in paragraph (ii) above, (C) time logs showing Aircraft and Engine Flight Hours and Cycles on any given date during the Lease Term, and (D) all other documentation pertaining to the Aircraft, including the Engines, the APU, the Landing Gear and Parts.

Any discrepancies found in the Aircraft Documents shall be corrected, and any missing Aircraft Documents shall be reconstructed by Lessee at Lessee’s sole cost and expense prior to the return of the Aircraft. All Aircraft Documents of maintenance, inspection, modification, and Overhauls accomplished during the Lease Term shall be in the English language. In the event that any Aircraft Documents are not provided to Lessor, or are not in the English language, the Aircraft shall be deemed not to meet the return conditions of this Appendix 2E and of Article 22 of the Lease. If Lessee subscribes to Manufacturer’s on-line data access services, Lessee must nonetheless return the Manufacturer’s Repair Manuals with all current revisions provided by Manufacturer in a format acceptable to Lessor.

6.4.    All aircraft and engine systems (including those in galleys, passenger compartments and cargo compartments) shall be fully operational for their intended functions. Lessor’s representative shall operationally check all systems prior to the return of the Aircraft and all defects found shall be permanently repaired by Lessee, at Lessee’s expense, prior to return of the Aircraft.

App 2 - 27
APPENDIX 2E
RETURN CONDITIONS

Appendix 3

to Aircraft Lease Agreement

[NOTE: THE TERMS OF THIS APPENDIX 3 ARE CONFIDENTIAL AND CONTAIN COMMERCIALLY SENSITIVE INFORMATION; THIS APPENDIX 3 MUST BE REMOVED FROM ANY PUBLIC FILING OF THIS LEASE]

ACCEPTANCE CERTIFICATE

(MSN 3252)

Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V. (d/b/a Volaris) (“Lessee”) hereby acknowledges that on this             day of             20    , Wilmington Trust SP Services (Dublin) Limited (“Lessor”) did deliver for inspection and acceptance by Lessee under the Aircraft Lease Agreement made between Lessor and Lessee dated as of 17 November 2010 (as amended, supplemented, novated and/or assigned, the “Lease”) the Aircraft, as described below, together with all Aircraft Documents applicable thereto, in accordance with the Lease. Capitalised terms used but not defined herein shall have the meanings given such terms in the Lease.

1.	Aircraft Details

(a) Airframe

Aircraft Model:	Airbus A319-132

Manufacturer’s Serial Number:	3252

Certified Weights:	Max Take-off: Max Zero Fuel: Max Landing: Max Taxi: Operating Empty:

Airframe	Maintenance Status:

Total Flight Hours:
Total Cycles:

Total Flight Hours Since Last 6 Year HMV Check:
Total Cycles Since Last 6 Year HMV Check:
Date Last 6 Year HMV Check Accomplished:

Total Flight Hours Since Last 12 Year HMV Check:
Total Cycles Since Last 12 Year HMV Check:
Date Last 12 Year HMV Check Accomplished:

Total Flight Hours Since Last C-Check:
Total Cycles Since Last C-Check:
Date Last C-Check Accomplished:

App 3 -1
APPENDIX 3
ACCEPTANCE CERTIFICATE

(b)	Engines (Installed)

Engine Type:	IAE V2524-A5

Manufacturer’s Serial Numbers:	and

Maximum Takeoff Thrust Rating:	lbs.

Engines Maintenance Status:

Position 1

ESN:
Total Flight Hours:
Total Cycles:
Total Flight Hours Since Last Engine Restoration:
Total Cycles Since Last Engine Restoration:
Date of Last Engine Restoration:

Position 2

ESN:
Total Flight Hours:
Total Cycles:
Total Flight Hours Since Last Engine Restoration:
Total Cycles Since Last Engine Restoration:
Date of Last Engine Restoration:

(c) APU	(Installed)

APU Type

Manufacturer’s Serial Number:

APU Maintenance Status:

Total APU Hours:
Total APU Cycles:
Total APU Hours Since Last Overhaul:
Total APU Cycles Since Last Overhaul:
Date of Last Overhaul:

(d) Landing	Gear (Installed)

Manufacturer’s Serial Numbers:	Left Main: Right Main: Nose:

App 3 - 2
APPENDIX 3
ACCEPTANCE CERTIFICATE

Landing	Gear Maintenance Status:

Left Main

Total Flight Hours:
Total Cycles:
Total Flight Hours Since Last Overhaul:
Total Cycles Since Last Overhaul:
Date of Last Overhaul:

Right Main

Total Flight Hours:
Total Cycles:
Total Flight Hours Since Last Overhaul:
Total Cycles Since Last Overhaul:
Date of Last Overhaul:

Nose

Total Flight Hours:
Total Cycles:
Total Flight Hours Since Last Overhaul:
Total Cycles Since Last Overhaul:
Date of Last Overhaul:

(e)	Interior Configuration

Seating

Lavatories

Galleys

Passenger Service Units

PSIU

(f)	Aircraft Documents; Aircraft Manuals; Hard Time Components; Avionics; Loose Equipment Inventory

As identified in Attachment 1 to this Acceptance Certificate.

(g)	Fuel on Board provided at Lessor’s cost: kgs.

2.	Rent Payment Date:

App 3 - 3
APPENDIX 3
ACCEPTANCE CERTIFICATE

3.	Acceptance for Delivery

(a)    Lessee hereby confirms to Lessor on                         , 20            at             GMT at             ,             that the above described Aircraft is in accordance with the specifications, terms and conditions for Delivery set forth in the Lease, is satisfactory in all respects and is in the condition required for Delivery under the Lease.

(b)    The Scheduled Termination Date is                     20            *.

*	NOTE: This stated date is provided for the convenience of the parties only and the provisions of Article 2 of, and Appendix 2A to, the Lease shall be controlling.

(c)    Lessee confirms that the Aircraft has been examined by its duly appointed and authorised representatives and the same conforms to the information set forth above.

(d)    To Lessee’s knowledge, (i) no Default or Event of Default has occurred and is continuing, (ii) and Lessee has no claims, offsets, deductions, set-offs or defenses of any kind or nature in connection with the Lease.

(e)    The execution and delivery of this Acceptance Certificate by Lessee (i) signifies Lessee’s absolute and irrevocable acceptance by Lessee of the Aircraft under the Lease, (ii) constitutes, as between Lessee and Lessor, conclusive proof that the Aircraft is delivered in accordance with the description set forth in and in the condition required by the Lease, (iii) Lessee hereby expressly waives any right it may have to revoke acceptance of the Aircraft pursuant hereto for any reason, notwithstanding any nonconformity, discovered, difficult of discovery, or undiscovered, on the date hereof, and (iv) Lessee hereby unconditionally and irrevocably waives its right to revoke acceptance of Delivery of any Item of Equipment.

4.	Governing Law

THIS ACCEPTANCE CERTIFICATE SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

App 3 - 4
APPENDIX 3
ACCEPTANCE CERTIFICATE

IN WITNESS WHEREOF, this Acceptance Certificate has been executed and delivered this             day of             20            .

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. de C.V. (D/B/A VOLARIS)

By:

Name:

Title:

By:

Name:

Title:

App 3 - 5
APPENDIX 3
ACCEPTANCE CERTIFICATE

Attachment 1 to Acceptance Certificate

Delivery Inventory

Aircraft Documents

1.	-----------
2.	-----------

.

.

.

Aircraft Manuals

1.	-----------
2.	-----------

.

.

.

Loose Equipment

1.	-----------
2.	-----------

.

.

.

Avionics Inventory

1.	-----------
2.	-----------

.

.

.

Hard Time Components Inventory

1.	-----------
2.	-----------

.

.

.

App 3 - 6
APPENDIX 3
ACCEPTANCE CERTIFICATE

Appendix 4

to Aircraft Lease Agreement

LEASE SUPPLEMENT

(MSN 3252)

LEASE SUPPLEMENT dated as of             , 20            , (this “Lease Supplement”), between WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED, as lessor (“Lessor”), and CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. (D/B/A VOLARIS), as lessee (“Lessee”).

Lessor and Lessee have previously entered into that certain Aircraft Lease Agreement dated as of 17 November 2010, (as amended, supplemented, novated and/or assigned, the “Lease”) and the defined terms therein being hereinafter used with the same meaning. The Lease provides for the execution and delivery of a Lease Supplement substantially in the form hereof for the purpose of leasing the aircraft described below under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof.

The Lease and this Lease Supplement relate to the Aircraft as more precisely described below and in the Acceptance Certificate. A counterpart of the Lease is attached hereto and shall be filed together with this Lease Supplement with the Aeronautics Authority.

In consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

1.    Lessor hereby delivers and leases to Lessee under and pursuant to the Lease and Lessee hereby accepts, acknowledges receipt of possession and leases from Lessor under and pursuant to the Lease the Aircraft described below, together with the Aircraft Documents described in the Lease (the “Delivered Aircraft”):

Aircraft Model:	Airbus A319-132

Manufacturer’s Serial Number:	3252

Installed Engines:	Two (2) IAE V2524-A5 Engines

Manufacturer’s Serial Numbers:	and

Mexican Registration Mark:

2.    The Delivery Date of the Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

3.    By execution and delivery of this Lease Supplement, the Delivered Aircraft is and shall be for the Lease Term subject to the Lease.

App 4 - 1
APPENDIX 4
LEASE SUPPLEMENT

4.    The amount of Basic Rent for the Delivered Aircraft is as set forth in the Lease and the Acceptance Certificate.

5.    Lessee hereby confirms to Lessor that (i) the Delivered Aircraft and each delivered Engine have been duly marked in accordance with the terms of the Lease, (ii) the Aircraft is insured as required by the Lease, (iii) the representations and warranties of Lessee referred to in Article 9 of the Lease are hereby repeated with effect as of the date first above written, (iv) having inspected the Delivered Aircraft, Lessee acknowledges that the Delivered Aircraft satisfies all conditions required for Lessee’s acceptance of delivery as set forth in the Lease, and (v) the execution and delivery of this Lease Supplement signifies absolute and irrevocable acceptance by Lessee of the Delivered Aircraft for all purposes hereof and of the Lease.

6.    THIS LEASE SUPPLEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

7.    This Lease Supplement may be executed simultaneously in two or more counterparts and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Lease Supplement; provided, that to the extent, if any, that this Lease Supplement constitutes tangible chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the original executed counterpart, which shall be identified as the counterpart containing the receipt therefor executed by the Security Trustee under and as defined in the Security Trust Agreement.

8.    This Lease Supplement supplements and forms a part of the Lease. The Lease and all Operative Documents, as supplemented hereby, are hereby ratified, approved and confirmed in all respects.

[REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

App 4 - 2
APPENDIX 4
LEASE SUPPLEMENT

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease Supplement to be duly executed by their authorised representatives on the date first above written.

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. de C.V. (D/B/A VOLARIS) Lessee By: Name: Title: By: Name: Title:	WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED Lessor By: Name: Title:

[MSN 3252]

TO THE EXTENT, IF ANY, THAT THIS LEASE SUPPLEMENT CONSTITUTES TANGIBLE CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE SUPPLEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE SECURITY TRUSTEE UNDER AND AS DEFINED IN THE SECURITY TRUST AGREEMENT.

App 4 - 3
APPENDIX 4
LEASE SUPPLEMENT

CHATTEL PAPER ORIGINAL

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease Supplement to be duly executed by their authorised representatives on the date first above written.

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. de C.V. (D/B/A VOLARIS) Lessee By: Name: Title: By: Name: Title:	WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED Lessor By: Name: Title:

[MSN 3252]

TO THE EXTENT, IF ANY, THAT THIS LEASE SUPPLEMENT CONSTITUTES TANGIBLE CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE SUPPLEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE SECURITY TRUSTEE UNDER AND AS DEFINED IN THE SECURITY TRUST AGREEMENT.

SECURITY TRUSTEE RECEIPT DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Security Trustee By: Name: Title: By: Name: Title:

App 4 - 4
APPENDIX 4
LEASE SUPPLEMENT

Appendix 5

to Aircraft Lease Agreement

[RESERVED]

App 5 - 1
APPENDIX 5
[RESERVED]

Appendix 6A

to Aircraft Lease Agreement

LESSOR’S CONDITIONS PRECEDENT / POST-DELIVERY ITEMS

Airbus A319-132

MSN 3252

Lease Execution Date: 17 November 2010

Scheduled Delivery Date: *****

Item No.	Description	Date Due	Status
1.	Chattel Paper Original of Lease (RECEIPT UNSIGNED AND DELIVERED TO SECURITY TRUSTEE WITHIN 10 DAYS OF EXECUTION)	Lease Execution Date

2.	Lease Agreement, with Lessee’s signatures ratified before a notary public	Lease Execution Date

3.	Guarantee, with Guarantor’s signatures ratified before a notary public	Lease Execution Date

4.	Opinion of Lessee’s counsel as of the Lease Execution Date in form and substance reasonably satisfactory to Lessor	Lease Execution Date

5.	Opinion of Guarantor’s counsel as of the Lease Execution Date in form and substance reasonably satisfactory to Lessor	Lease Execution Date

6.	Powers of Attorney evidencing the appointment of Lessee’s and Guarantor’s Agent for Service of Process pursuant to Section 26.3 of the Lease and Section 15 of the Guarantee, respectively, together with Powers of Attorney evidencing such appointment, duly notarised under and pursuant to Mexican Law	Lease Execution Date

7.	Security Deposit installment of ***** due under Appendix 2B	One (1) Business Day after Lease Execution

8.	Written evidence of company action authorising Lessee’s lease of the Aircraft and execution, delivery and performance of the Lease	Seven (7) Business Days after Lease Execution

9.	Written evidence of company action authorising Guarantor’s execution, delivery and performance of the Guarantee	Seven (7) Business Days after Lease Execution

10.	Incumbency Certificate of person or persons authorised to execute the Lease and related Operative Documents on behalf of Lessee	Seven (7) Business Days after Lease Execution

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

App 6 - 1
APPENDIX 6
CONDITIONS PRECEDENT

Item No.	Description	Date Due	Status
11.	Incumbency Certificate of person or persons authorised to execute the Guarantee on behalf of Guarantor	Seven (7) Business Days after Lease Execution

12.	Pledge Agreement as required under Sections 4.2 and 13.3(a)(i)	Ten (10) Business Days prior to the Scheduled Delivery Date

13.	Such financial information concerning each of Lessee and Guarantor and other documents and matters incident to the foregoing as Lessor may reasonably request, all in a form reasonably satisfactory to Lessor	Ten (10) Business Days prior to the Scheduled Delivery Date

14.	Power of Attorney evidencing the authority of Lessee’s representatives designated to accept delivery of the Aircraft and execute the Lease Supplement and Acceptance Certificate on behalf of Lessee at Delivery, duly notarised under and pursuant to Mexican Law	Five (5) Business Days prior to the Scheduled Delivery Date

15.	Letter of Undertaking executed by independent aircraft insurance brokers and, if applicable, reinsurance brokers, each acceptable to Lessor, together with certificates of insurance and, if applicable, reinsurance, evidencing the insurances required to be maintained by Lessee under the Lease	Five (5) Business Days prior to the Scheduled Delivery Date

16.	Application for Registration of the Aircraft with the DGAC duly executed by Lessee, together with the Lease and all other relevant Operative Documents to be recorded thereunder and Spanish translations thereof, certified by a court-approved translator	Five (5) Business Days prior to the Scheduled Delivery Date

17.	Evidence of Lessee having registered as a Transacting User Entity (“TUE”) with the IR and provision of the DGAC access codes necessary in order to complete the appropriate IR registrations. In connection with the foregoing, Lessor shall cooperate with Lessee to obtain the DGAC access codes and shall provide Lessee with such documents as Lessee may reasonably request in connection with the foregoing.	Five (5) Business Days prior to the Scheduled Delivery Date

18.	Security Deposit balance payment of ***** due under Appendix 2B	One (1) Business Day prior to the Scheduled Delivery Date

19.	Lessee Acknowledgment of Security Assignment	Delivery Date

20.	Acceptance Certificate	Delivery Date

21.	Chattel Paper Original of Lease Supplement (RECEIPT UNSIGNED AND DELIVERED TO SECURITY TRUSTEE WITHIN 10 DAYS OF EXECUTION)	Delivery Date

22.	Lease Supplement, with Lessee’s signatures ratified before a notary public	Delivery Date

23.	Certificate of Airworthiness for Export for the Aircraft issued by the EASA / Greek Aviation Authority	Delivery Date

24.	Copy of Lessee’s Air Operator’s Certificate issued by the Aeronautics Authority	Delivery Date

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

App 6 - 2
APPENDIX 6
CONDITIONS PRECEDENT

Item No.	Description	Date Due	Status

25.	Copy of provisional Certificate of Registration for the Aircraft	Delivery Date

26.	Evidence of Registration of the Aircraft, the Lease and related interests with the IR	Delivery Date

27.	An opinion in a form acceptable to Lessor from Lessor’s special counsel in the State of Registration confirming, among other things, the due and proper registration of the Aircraft in the State of Registration and with the IR.	Delivery Date

28.	An irrevocable power of attorney executed by Lessee in a form prescribed by Lessor, appointing Lessor or any other Person selected by Lessor as attorney-in-fact for Lessee to take all necessary actions on behalf of Lessee to obtain possession of and to remove the Aircraft from the jurisdiction of the State of Registration and from any other jurisdiction where the Aircraft may be located and/or registered and to de-register the Aircraft from the Register upon the cancellation, termination, or expiration of this Lease	Delivery Date

29.	A duly executed Irrevocable De-Registration and Export Request Authorisation (IDERA) for filing with the IR	Delivery Date

30.	Letters addressed (1) to air traffic control authority in the State of Registration, (2) in blank to relevant air traffic control authorities and airport authorities where Lessee operates or intends to operate the Aircraft and (3) to Eurocontrol (if the Aircraft is operated to or over Europe), authorising the recipient to issue to Lessor, upon Lessor’s request made from time to time, a statement of account of all sums due by Lessee to the authority with respect to the Aircraft and which letters shall survive the cancellation, termination and expiration of the Lease	Delivery Date

31.	A certificate of an officer of Lessee regarding use of aircraft, in form and substance satisfactory to Lessor, and/or an Irish Revenue Form VAT 60B (or applicable successor form) with respect to the Lease, as requested by Lessor, to enable Lessor to comply with applicable Laws relating to VAT	Delivery Date

32.	Follow up opinion of Lessee’s counsel in form and substance reasonably acceptable to Lessor	Delivery Date

33.	Such other certificates, documents, opinions and agreements relating to the transactions contemplated by or related to this Lease and the other Operative Documents, as may be necessary or reasonably requested by Lessor	Delivery Date

34.	Copy of permanent Certificate of Registration for the Aircraft showing due registration in the name of Lessor as owner and lessor and Lessee as lessee	Ninety (90) days following the Delivery Date

App 6 - 3
APPENDIX 6
CONDITIONS PRECEDENT

Appendix 6B

to Aircraft Lease Agreement

LESSEE’S CONDITIONS PRECEDENT / POST-DELIVERY ITEMS

Airbus A319-132

MSN 3252

Lease Execution Date: 17 November 2010

Scheduled Delivery Date: *****

Item No.	Description	Date Due	Status
1.	Lease Agreement	Lease Execution Date

2.	Power of Attorney evidencing the authority of Lessor’s representatives designated to execute the Lease and the Lease Supplement on behalf of Lessor	Lease Execution Date

3.	Lease Supplement	Delivery Date

4.	Certificate of Airworthiness for Export for the Aircraft issued by the EASA / Greek Aviation Authority	Delivery Date

5.	Quiet Enjoyment Letter from Security Trustee	Delivery Date

6.	Quiet Enjoyment Letter from Owner Participant	Delivery Date

7.	Airframe Assignment of Warranties	Delivery Date

8.	Engine Assignment of Warranties	Delivery Date

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

App 6 - 4
APPENDIX 6
CONDITIONS PRECEDENT

Appendix 7

to Aircraft Lease Agreement

RETURN ACCEPTANCE CERTIFICATE

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED (“Lessor”) hereby acknowledges, pursuant to the Aircraft Lease Agreement made between Lessor and CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. (D/B/A VOLARIS) (“Lessee”) dated as of 17 November 2010 (as amended, supplemented, novated and/or assigned, the “Lease”), that on this             day of             20__, at             :            GMT it has received from Lessee possession of the following Aircraft. Capitalised terms used but not defined herein shall have the meanings given such terms in the Lease.

1. Aircraft Details

(a) Airframe

Aircraft Model:	Airbus A319-132

Manufacturer’s Serial Number:	3252

Certified Weights:	Max Take-off: Max Zero Fuel: Max Landing: Max Taxi: Operating Empty:

Airframe Maintenance Status:

Total Flight Hours:
Total Cycles:

Total Flight Hours Since Last 6 Year HMV Check:
Total Cycles Since Last 6 Year HMV Check:
Date Last 6 Year HMV Check Accomplished:

Total Flight Hours Since Last 12 Year HMV Check:
Total Cycles Since Last 12 Year HMV Check:
Date Last 12 Year HMV Check Accomplished:

Total Flight Hours Since Last C-Check:
Total Cycles Since Last C-Check:
Date Last C-Check Accomplished:

(b) Engines (Installed)

Engine Type:	IAE V2524-A5

Manufacturer’s Serial Numbers:	and

App 7 -1
APPENDIX 7
RETURN ACCEPTANCE CERTIFICATE

Maximum Takeoff Thrust Rating:                                          lbs.

Engines Maintenance Status:

Position 1

ESN:

Total Flight Hours:

Total Cycles:

Total Flight Hours Since Last Engine Restoration:

Total Cycles Since Last Engine Restoration:

Date of Last Engine Restoration:

Position 2

ESN:

Total Flight Hours:

Total Cycles:

Total Flight Hours Since Last Engine Restoration:

Total Cycles Since Last Engine Restoration:

Date of Last Engine Restoration:

(c)	APU (Installed)

APU Manufacturer & Model:

Manufacturer’s Serial Number: and

APU Maintenance Status:

     Total APU Hours:

     Total APU Cycles:

     Total APU Hours Since Last Overhaul:

     Total APU Cycles Since Last Overhaul:

     Date of Last Overhaul:

(d)	Landing Gear (Installed)

Manufacturer’s Serial Numbers:	Left Main: Right Main: Nose:

Landing Gear Maintenance Status:

Left Main

App 7 -2
APPENDIX 7
RETURN ACCEPTANCE CERTIFICATE

Total Flight Hours:

Total Cycles:

Total Flight Hours Since Last Overhaul:

Total Cycles Since Last Overhaul:

Date of Last Overhaul:

Right Main

Total Flight Hours:

Total Cycles:

Total Flight Hours Since Last Overhaul:

Total Cycles Since Last Overhaul:

Date of Last Overhaul:

Nose

Total Flight Hours:

Total Cycles:

Total Flight Hours Since Last Overhaul:

Total Cycles Since Last Overhaul:

Date of Last Overhaul:

(e)	Interior Configuration

Seating

Lavatories

Galleys

PassengerService Units

PSIU

(f)	Aircraft Documents and Other Equipment

As described in Attachment 1 to this Return Acceptance Certificate.

(g)	Fuel On Board: kgs.

2.	Maintenance Reserves (check one)

             There are no claims for reimbursement from the Maintenance Reserves outstanding and unpaid as of the date hereof.

or

             Claims for reimbursement from the Maintenance Reserves are outstanding as of the date hereof and are itemised or otherwise described in Attachment [        ] hereto.

App 7 - 3
APPENDIX 7
RETURN ACCEPTANCE CERTIFICATE

3.	Return Acceptance

The Aircraft and Aircraft Documents are hereby accepted by Lessor for return under the Lease subject to (i) the provisions of the Lease, and (ii) the correction by Lessee (or procurement by Lessee at Lessee’s cost) within             days following the date hereof of the discrepancies specified in Attachment 3 hereto.

4.	Termination of Lease

Subject to the following paragraph, the Lease is hereby terminated without prejudice to Lessee’s continuing obligations and Lessor’s continuing rights under the Lease.

5.	Lessee’s Representations and Warranties

Lessee represents and warrants that during the Lease Term all maintenance and repairs to the Aircraft and each Item of Equipment were performed in accordance with the requirements of the Lease.

6.	Governing Law

THIS RETURN ACCEPTANCE CERTIFICATE SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Return Acceptance Certificate to be duly executed by their authorised representatives on the date first above written.

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. de C.V. (D/B/A VOLARIS) Lessee By: Name: Title: By: Name: Title:	WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED Lessor By: Name: Title:

[MSN 3252]

App 7 - 4
APPENDIX 7
RETURN ACCEPTANCE CERTIFICATE

Attachment 1 to Return Acceptance Certificate

Aircraft Documents and Equipment Inventory

Aircraft Documents

1.	-----------
2.	-----------

.

.

.

Aircraft Manuals

1.	-----------
2.	-----------

.

.

.

Loose Equipment

1.	-----------
2.	-----------

.

.

.

Avionics Inventory

1.	-----------
2.	-----------

.

.

.

Hard Time Components Inventory

1.	-----------
2.	-----------

.

.

.

App 7 - 5
APPENDIX 7
RETURN ACCEPTANCE CERTIFICATE

Attachment 2 to Return Acceptance Certificate

Maintenance Reserve Claims Outstanding at Return

[Write “None” if there are no claims outstanding]

Type of Work	Service Provider	Invoice Amount
-----	-----	-----

App 7 - 6
APPENDIX 7
RETURN ACCEPTANCE CERTIFICATE

Attachment 3 to Return Acceptance Certificate

Aircraft Discrepancies

[Write “None” if there are no Aircraft Discrepancies]

App 7 - 7
APPENDIX 7
RETURN ACCEPTANCE CERTIFICATE

Appendix 8

to Aircraft Lease Agreement

FORMS

Form 1 Form	of Aircraft Utilisation Report
Form 2 Maintenance	Status Report
Form 3 Form	of Air Traffic Control and Airport Authorities Letter
Form 4 Form	of Lease Termination Agreement
Form 5 Form	of Recognition of Rights (Engines)
Form 6 Form	of Lessee Acknowledgment of Security Assignment
Form 7 Form	of Quiet Enjoyment Letter - Security Trustee
Form 8 Form	of Quiet Enjoyment Letter - Owner Participant

App 8 - 1
APPENDIX 8
FORMS

Form 1

Form of Aircraft Utilisation Report

UTILISATION REPORT

Lessee: Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V. (d/b/a Volaris)

Date of Report:                 20

Report Period:                 20     through             20

General Information

Aircraft Model: Airbus A319-132	Engine Type: IAE V2524-A5
Airframe Serial Number: 3252	Lease Engine 1 Serial Number:
Lease APU Serial Number:	Lease Engine 2 Serial Number:
Lease Nose Landing Gear S/N:	Lease Left Main Gear S/N:
Lease Right Main Gear S/N:

=======	=======
Installed 1 Engine S/N:	Installed 2 Engine S/N:
Installed APU S/N:	Installed Nose Landing Gear S/N:
Installed Left Main Gear S/N:	Installed Right Main Gear S/N:

Utilisation Information – Airframe

Airframe Flight Hours:	Airframe Cycles:
Airframe Total FHSN:	Airframe Total CSN:
Airframe Base:	Airframe Status: [In Service; Check; etc.]

Utilisation Information – Engines

Lease Engine 1 – Serial Number

FH During Report Period:	Cycles During Report Period:
FH:Cycle Utilisation Ratio: :1	Cycles Since New:
FH Since New:	Cycles Since Restoration:
FH Since Restoration:	Installed On MSN:
Airframe Position:	Airframe Reg Mark:
Airframe Owner (if not Owner):
Removed From Service: (Date)	Current Location:
Reason for Removal:

Lease Engine 2 – Serial Number

FH During Report Period:	Cycles During Report Period:
FH:Cycle Utilisation Ratio: :1	Cycles Since New:
FH Since New:	Cycles Since Restoration:
FH Since Restoration:	Installed On MSN:

App 8 - 2
APPENDIX 8
FORMS

Airframe Position:	Airframe Reg Mark:
Airframe Owner (if not Owner):
Removed From Service: (Date)	Current Location:
Reason for Removal:

Installed Engine 1 – Serial Number                 (if not Lease Engine)

Engine Owner:	Airframe Position:

Installed Engine 2 – Serial Number      (if not Lease Engine)

Engine Owner:	Airframe Position:

Utilisation Information – APU

Lease APU – S/N

APU Hours During Report Period:	APU Cycles During Report Period:
APU Hours Since New:	APU Cycles Since New:
APU Hours Since Overhaul:	APU Cycles Since Overhaul:
Installed On MSN:	Removed From Service: (Date)
Airframe Reg Mark:	Current Location:
Airframe Owner (if not Owner):
Reason for Removal:

Installed APU – Serial Number              (if not Lease APU)

APU Owner:

Utilisation Information – Landing Gear

Lease Nose Landing Gear – S/N

FH During Report Period:	Cycles During Report Period:
FH Since New:	Cycles Since New:
FH Since Overhaul:	Cycles Since Overhaul:
Removed From Service: (Date)	Current Location:
Reason for Removal:

Installed Nose Landing Gear – S/N             (if not Lease Nose Landing Gear)

NLG Owner:

Lease Left Main Landing Gear – S/N

FH During Report Period:	Cycles During Report Period:
FH Since New:	FH Since Restoration:
Cycles Since New:	Cycles Since Restoration:
Removed From Service: (Date)	Current Location:
Reason for Removal:

App 8 -3
APPENDIX 8
FORMS

Installed Left Main Landing Gear – S/N (if not Lease Left Main Landing Gear)

Left MLG Owner: _________________

Lease Right Main Landing Gear – S/N
FH During Report Period:	Cycles During Report Period:
FH Since New:	FH Since Restoration:
Cycles Since New:	Cycles Since Restoration:
Removed From Service: (Date)	Current Location:
Reason for Removal:

Installed Right Main Landing Gear – S/N                     (if not Lease Right Main Landing Gear)

Right MLG Owner:

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. (D/B/A VOLARIS)

(Name)

(Title)

(Date)

App 8 - 4
APPENDIX 8
FORMS

Form 3

Maintenance Status Report – Required Information

1.	Airframe

a.	Aircraft and Appliances Airworthiness Directive Summaries
b.	Aircraft times and cycles log
c.	Airframe Utilisation Report
d.	Avionics Computerised Inventory
e.	CPCP Summary as may be applicable
f.	Dent and Damage Chart
g.	Emergency Equipment Layout Drawing
h.	Fire Blocking Certification
i.	Maintenance last done next due task listing
j.	Life Limited Parts Summary
k.	Interior Layout configuration
l.	Maintenance Program Summary and Time Interval Summary-Upon request
m.	Service Bulletin, Engineering Orders, Major Repair and Alteration Summaries
n.	Scheduled Maintenance Checks Tally Sheets
o.	Time Controlled Components Summary

2.	Engines

a.	Airworthiness Directive Summaries
b.	Last Shop visit/Engine Restoration Mini Package
c.	Current Disk Sheet
d.	Date, Flight Hours and Cycles of Engine at last Engine install (including Airframe Flight Hours and Cycles)
e.	Service Bulletin Status / Engineering Orders and MOD Summaries
f.	Trend Monitor Readout for the three (3) months prior to the report

3.	Landing Gear

a.	Aircraft date, Flight Hours and Cycles at installation
b.	Landing Gear (each) Overhaul/restoration date, Flight Hours and Cycles.
c.	Life Limited Parts Summary
d.	Last shop visit/Overhaul report

4.	APU

a.	Airworthiness Directive Summary
b.	Last shop visit/Overhaul mini package report
c.	Flight Hours and Cycles formula (as applicable if recording device not utilised)
d.	Aircraft/ APU date, APU Hours and APU Cycles at installation.
e.	Life Limited Parts Summary
f.	Service Bulletin Summary

App 8 - 5
APPENDIX 8
FORMS

Form 3

Form of Air Traffic Control and Airport Authorities Letters

[LESSEE’S LETTERHEAD]

To:             All Relevant Air Traffic Control and Airport Authorities

        Mexican General Department of Civil Aeronautics*

        (Dirección General de Aeronáutica Civil)

        Eurocontrol Organisation for the Safety of Air Navigation

        Rue de la Fusée, 96

        B-1130 Bruxelles

        Belgium

* To be used with the DGAC or any other Mexican authority only following the occurrence and continuance of an Event of Default

Re:	Air Navigation / Airport Charges – Airbus A319-132 Aircraft with Manufacturer’s Serial Number 3252 and Mexican Registration Mark XA-[ ] (the “Aircraft”)

Ladies and Gentlemen,

We hereby confirm that Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V. (d/b/a Volaris) (the “Lessee”) has entered into an Aircraft Lease Agreement with Wilmington Trust SP Services (Dublin) Limited (“Lessor”) dated as of 17 November 2010 (the “Lease”) related to the above-referenced Aircraft, pursuant to which CIT Aerospace International (“CITAI”) serves as servicer.

We wish to enable each of Lessor and CITAI to monitor the value of air navigation and other charges incurred by us in relation to the Aircraft.

We hereby irrevocably and unconditionally authorise you to release to Lessor and CITAI (or its duly authorised representatives) upon its request from time to time, a statement of account of all sums due by us to you, as at the date of each such request, in respect of the Aircraft and to the extent the same might result in a lien upon the Aircraft, all other aircraft operated by Lessee.

This authorisation may only be revoked or amended by a written instruction signed by us, Lessor and CITAI.

Yours faithfully,

CONCESIONARIA VUELA COMPAÑÍA DE

AVIACIÓN, S.A.P.I. DE C.V. (D/B/A VOLARIS)

By:

Name:

Title:

App 8 - 6
APPENDIX 8
FORMS

By:

Name:

Title:

App 8 - 7
APPENDIX 8
FORMS

Form 4

Form of Lease Termination Agreement

LEASE TERMINATION

(MSN 3252)

By execution hereof (this “Lease Termination”), the undersigned, WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED (“Lessor”), as lessor, and CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. (D/B/A VOLARIS) (“Lessee”), as lessee, acknowledge and agree that the Lease Agreement defined and described on Exhibit A attached hereto, has by its terms expired or has otherwise been cancelled or terminated, and release the Equipment, which is also defined and described on Exhibit A attached hereto, from the terms and conditions of such Lease Agreement.

This Lease Termination is without prejudice to the surviving rights of the parties under the Lease Agreement and nothing in this Lease Termination shall relieve either party from its obligations under the Lease Agreement which are still unsatisfied and/or from any of its obligations under the Lease Agreement which may be due after the date of this Lease Termination.

This Lease Termination may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Dated this             day of              20        .

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. de C.V. (D/B/A VOLARIS) Lessee By: Name: Title: By: Name: Title:	WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED Lessor By: Name: Title:

App 8 - 8
APPENDIX 8
FORMS

EXHIBIT A

The Equipment

[TO BE COMPLETED AT LEASE TERMINATION]

The Lease Agreement

[TO BE COMPLETED AT LEASE TERMINATION]

App 8 - 9
APPENDIX 8
FORMS

Form 5

Form of Recognition of Rights (Engines)

[ON THE LETTERHEAD OF THE OWNER/

LESSOR/SECURED PARTY OF THE AIRFRAME

ON WHICH THE ENGINE IS BEING INSTALLED]

[INSERT DATE]

[INSERT ADDRESS OF AIRCRAFT OWNER]

Re:	Acknowledgment of ownership of and waiver of lien interest in one (1) Aircraft Engine bearing Manufacturer’s Serial Number (the “Engine”)

Dear Sirs:

The undersigned,                                     (“Secured Party”), is the legal and beneficial owner of one (1) Airbus A319-132 aircraft bearing manufacturer’s serial number [            ] and [            ] registration mark [            ] (“Secured Aircraft”), which Secured Aircraft is on lease to Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V. (d/b/a Volaris) (“Lessee”). [NOTE: PROVIDE ALTERNATE STATEMENT FOR SECURED PARTY’S INTEREST AND/OR LESSOR’S INTEREST AS NECESSARY]

We understand that, pursuant to an aircraft lease agreement dated as of 17 November 2010 (the “Aircraft Lease”) between Wilmington Trust SP Services (Dublin) Limited, not in its individual capacity but solely as trustee, as lessor (“Lessor”) and Lessee, you are the owner of and have leased one (1) Airbus A319-132 aircraft bearing manufacturer’s serial number 3252 and Mexican registration mark XA-[                ] to Lessee and which Aircraft Lease includes the lease of one (1) IAE V2524-A5 aircraft engine bearing manufacturer’s serial number [                    ] (the “Leased Engine”). We have been advised by Lessee that it desires to install the Leased Engine on the Secured Aircraft. [NOTE: PROVIDE MODIFIED STATEMENT AND DEFINITIONS IF LESSOR IS NOT OWNER OF THE AIRCRAFT]

At the request of Lessee and for its benefit and the benefit of CIT, Secured Party hereby (i) acknowledges and agrees that CIT is the owner and lessor to Lessee of the Leased Engine under the Aircraft Lease, (ii) agrees that Secured Party has not acquired or claimed nor will it acquire or claim, and hereby waives, releases and renounces any right, title or interest in the Leased Engine by reason of the Leased Engine being installed on the Secured Aircraft at any time and that the foregoing shall apply notwithstanding any contrary laws of accession, or the like, which may from time to time be enacted or in effect in any jurisdiction where the Leased Engine and/or Secured Aircraft may be located, and the same are expressly waived by Secured Party hereby, (iii) agrees not to impede or interfere with the exercise by CIT of its rights and remedies to regain possession of the Leased Engine pursuant to the Aircraft Lease, (iv) agrees that the foregoing acknowledgments and agreements of Secured Party shall inure to the benefit of CIT’s successors and assigns, and (v) if requested by CIT, consents to and agrees to cooperate with CIT (at no cost to Secured Party) in connection with the filing of any notices and registrations, in form and substance reasonably satisfactory to Secured Party, of CIT’s interest in the Leased Engine with the applicable governmental authorities in the country of registration of the Secured Aircraft, the country of

App 8 - 10
APPENDIX 8
FORMS

Lessee’s organisation and such other jurisdiction as CIT may deem appropriate and, if applicable, the International Registry of Mobile Assets organised pursuant to the Cape Town Convention.

THIS LETTER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, U.S.A. APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD FOR CONFLICT OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Sincerely,

App 8 - 11
APPENDIX 8
FORMS

Form 6

Form of Lessee Acknowledgment of Security Assignment

From: Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V. (d/b/a Volaris) (“Lessee”)

To: Deutsche Bank Trust Company Americas, as Security Trustee (“Security Trustee”)

     Wilmington Trust SP Services (Dublin) Limited, not in its individual capacity but solely as trustee (“Lessor”)

            20

Ladies and Gentlemen:

Reference is made to that certain Aircraft Lease Agreement dated as of 17 November 2010 (the “Lease”) entered into between Lessee and Lessor with respect to one (1) Airbus model A319-132 aircraft bearing manufacturer’s serial number 3252. Any and all initially capitalised terms used herein shall have the meanings ascribed thereto in the Lease, unless specifically defined herein.

We acknowledge that pursuant to Section 25.6 of the Lease, Lessor has advised us that the intent and effect of the Security Assignment is to confer upon Security Trustee all rights, title and interest of Lessor under the Lease. In consideration of payment to us of ***** and the issuance to us of the Quiet Enjoyment Letters, receipt of which we hereby acknowledge, and subject to the provisions of such Quiet Enjoyment Letters, we hereby agree as follows:

1.	Subject to Section 2 below, to comply with the provisions of the Lease, specifically including, but not limited to Article 25.

2.	If Security Trustee issues to us a notice (a “Relevant Notice”) that its rights as assignee under the Security Assignment have become exercisable we agree that we shall thereafter (a) accomplish, observe and comply with all our other undertakings and obligations under the Lease in favour and for the benefit of Security Trustee as if Security Trustee were named as lessor therein instead of Lessor; and (b) if Security Trustee so requests, enter into a lease with Security Trustee or its nominee, on the same terms (mutatis mutandis) as the Lease, provided that (i) no such new lease shall have the effect of releasing Lessor from any of its obligations to us under the Lease, and (ii) Lessee shall not be responsible for any additional costs, expenses or charges, including but not limited to increased withholding or any other tax liability, which result from entering into such lease.

3.	If Lessor is in breach of any of its obligations, express or implied, under the Lease, or if any event occurs which would permit us to terminate, cancel or surrender the Lease we will, without waiving any such breach or right after the 14 day period referenced below if such breach has not been cured or a new lease has not been entered into, (a) promptly after becoming aware of it, give Security Trustee notice of such breach or event, (b) accept as adequate remedy for any such breach performance by Security Trustee of such obligations within 14 days of our written notice to Security Trustee; and (c) subject to Security Trustee’s performance and satisfaction in full of such obligations, if the Security Trustee so requests, enter into a lease with Security Trustee on

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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terms identical to the Lease, mutatis mutandis; provided, however, that Lessee shall not be responsible for any additional costs, expenses or charges, including but not limited to increased withholding or any other tax liability, which result on the date hereof from entering into such lease.

4.	We agree that after issue by Security Trustee of any Relevant Notice, we shall not recognise the exercise by Lessor of any of its rights and powers under the Lease unless and until requested to do so by Security Trustee.

5.	We agree that the Security Trustee shall have the benefits, rights and privileges of the indemnity provisions in Sections 18.1 and 21.1 of the Lease (without increasing the scope of such provisions) and agree that we are bound by the terms of such sections, as thought the same were set out herein in full, mutatis mutandis, provided, however, that no additional cost or expense shall result.

6.	Other than as set forth in Section 25.6 of the Lease, no notice of assignment has been received by Lessee or, if Lessee has received any notice of assignment, such notice has been terminated.

7.	This acknowledgment shall be governed by and construed in accordance with New York Law.

Very truly yours,

CONCESIONARIA VUELA COMPAÑÍA de AVIACIÓN,

S.A.P.I. de C.V. (d/b/a VOLARIS)

By:

Name:

Title:

By:

Name:

Title:

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Form 7

Form of Quiet Enjoyment Letter – Security Trustee

From: Deutsche Bank Trust Company Americas, as Security Trustee (“Security Trustee”)

To: Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V. (d/b/a Volaris) (“Lessee”)

Dated: [    ]

Re:	Aircraft Lease Agreement dated as of 17 November 2010 (as amended and supplemented, the “Lease”) between Lessee and Wilmington Trust SP Services (Dublin) Limited, not in its individual capacity but solely as trustee (“Lessor”) pertaining to one (1) Airbus A319-132 aircraft bearing manufacturer’s serial number 3252 (as more particularly described in the Lease, the “Aircraft”)

Ladies and Gentlemen:

All terms defined in the Lease shall, unless the context otherwise requires, bear the same meanings herein.

Pursuant to that certain Security Trust Agreement dated as of December 11, 2008 among CIT Aviation Finance I Ltd., Lessor, the additional grantors referred to therein, and Security Trustee, Lessor has assigned to Security Trustee by way of security all of its rights, title and interest in and to the Lease and the proceeds thereof, including certain insurance proceeds.

1.	We hereby covenant and undertake to Lessee that during the Lease Term, so long as an Event of Default shall not have occurred and be continuing, Lessee shall quietly enjoy the use and possession of the Aircraft without interference by us or any Person lawfully claiming by or through us. We further confirm that if we have issued a Relevant Notice (as defined in the Lessee Acknowledgment) and we have succeeded to the interest of Lessor under the Lease, we shall thereafter honour, perform, or cause to be performed, and accomplish all of Lessor’s obligations to Lessee accruing thereafter under the Lease.

2.	To the extent we receive any funds as Security Deposits and/or Maintenance Reserves, we will hold, apply, retain and return such amounts as provided in the Lease, and in exercising our rights under or in respect of the Lease, we shall be bound by the terms and conditions thereof.

3.	The foregoing covenant and undertaking is not to be construed as restricting our rights to dispose of the Aircraft to such Persons and on such terms as we consider appropriate. However, if we exercise such rights during the Lease Term and provided that no Event of Default has occurred and is continuing, we will (subject to any requirements or restrictions imposed by applicable Law) dispose of the Aircraft expressly subject to the Lease and on the terms that the purchaser issues an undertaking to Lessee that it will not, and will not permit any person lawfully claiming by or thorough it, to interfere with the quiet possession and use of the Aircraft by Lessee throughout the remaining period of the Lease Term, so long as no Event of Default has occurred and is continuing.

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4.	The rights conferred by this letter are granted only to Lessee and do not extend to any assignee, successor, or sublessee of Lessee.

5.	This letter shall be governed by and construed in accordance with New York Law.

Please countersign this letter in order to confirm your agreement to the arrangements contained herein.

Very truly yours,

DEUTSCHE BANK TRUST COMPANY AMERICAS,

not in its individual capacity but solely as Security Trustee

By:

Name:

Title:

By:

Name:

Title:

Agreed and Accepted CONCESIONARIA VUELA COMPAÑÍA de AVIACIÓN, S.A.P.I. de C.V. (d/b/a VOLARIS)

By: Name: Title:

By: Name: Title:

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Form 8

Form of Quiet Enjoyment Letter – Owner Participant

From: CIT Aviation Finance I Limited (“Owner Participant”)

To: Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V. (d/b/a Volaris) (“Lessee”)

Dated: [    ]

Re:	Aircraft Lease Agreement dated as of 17 November 2010 (as amended and supplemented, the “Lease”) between Lessee and Wilmington Trust SP Services (Dublin) Limited, not in its individual capacity but solely as trustee (“Lessor”) pertaining to one (1) Airbus A319-132 aircraft bearing manufacturer’s serial number 3252 (as more particularly described in the Lease, the “Aircraft”)

Ladies and Gentlemen:

All terms defined in the Lease shall, unless the context otherwise requires, bear the same meanings herein.

1.	We hereby covenant and undertake to Lessee that during the Lease Term, so long as an Event of Default shall not have occurred and be continuing, Lessee shall quietly enjoy the use and possession of the Aircraft without interference by us or any Person lawfully claiming by or through us.

2.	The foregoing covenant and undertaking is not to be construed as restricting our rights to dispose of the Aircraft to such Persons and on such terms as we consider appropriate. However, if we exercise such rights during the Lease Term and provided that no Event of Default has occurred and is continuing, we will (subject to any requirements or restrictions imposed by applicable Law) dispose of the Aircraft expressly subject to the Lease and on the terms that the purchaser issues an undertaking to Lessee that it will not, and will not permit any person lawfully claiming by or thorough it, to interfere with the quiet possession and use of the Aircraft by Lessee throughout the remaining period of the Lease Term, so long as no Event of Default has occurred and is continuing.

3.	The rights conferred by this letter are granted only to Lessee and do not extend to any assignee, successor, or sublessee of Lessee.

4.	This letter shall be governed by and construed in accordance with New York Law.

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Please countersign this letter in order to confirm your agreement to the arrangements contained herein.

Very truly yours,

CIT AVIATION FINANCE I LIMITED

By: Name: Title:

By: Name: Title:

Agreed and Accepted CONCESIONARIA VUELA COMPAÑÍA de AVIACIÓN, S.A.P.I. de C.V. (d/b/a VOLARIS)

By: Name: Title:

By: Name: Title:

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